BELLAVISTA FUNDING CORPORATION,

Depositor

COUNTRYWIDE HOME LOANS SERVICING LP,

Master Servicer

and

THE BANK OF NEW YORK,

Trustee

POOLING AND SERVICING AGREEMENT

Dated as of October 1, 2004

MORTGAGE PASS-THROUGH TRUST 2004-1

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

Table of Contents

		Page
ARTICLE I DEFINITIONS		10

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES		63

SECTION 2.01.	Conveyance of Mortgage Loans	63
SECTION 2.02.	Acceptance by Trustee of the Mortgage Loans.	67
SECTION 2.03.	Representations, Warranties and Covenants of the Master Servicer and Breach of Representations under Mortgage Loan Purchase Agreement or Purchase Agreements.	69
SECTION 2.04.	Representations and Warranties of the Depositor as to the Mortgage Loans.	71
SECTION 2.05.	Delivery of Opinion of Counsel in Connection With Substitutions.	72
SECTION 2.06.	Execution and Delivery of Certificates.	72
SECTION 2.07.	Covenants of the Master Servicer.	73
SECTION 2.08.	Additional Representations of Depositor.	73

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS		75

SECTION 3.01.	Master Servicer to Service Mortgage Loans.	75
SECTION 3.02.	Subservicing; Enforcement of the Obligations of Subservicers.	76
SECTION 3.03.	Rights of the Depositor and the Trustee in Respect of the Master Servicer.	76
SECTION 3.04.	Trustee to Act as Master Servicer.	77
SECTION 3.05.	Collection of Mortgage Loan Payments; Certificate Account; Distribution Account; Carryover Reserve Fund.	77
SECTION 3.06.	Collection of Taxes, Assessments and Similar Items; Escrow Accounts.	80
SECTION 3.07.	Access to Certain Documentation and Information Regarding the Mortgage Loans.	81
SECTION 3.08.	Permitted Withdrawals From the Certificate Account, the Distribution Account and the Carryover Reserve Fund.	81
SECTION 3.09.	Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.	83
SECTION 3.10.	Enforcement of Due-on-Sale Clauses; Assumption Agreements.	84
SECTION 3.11.	Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.	86
SECTION 3.12.	Trustee to Cooperate; Release of Mortgage Files.	89
SECTION 3.13.	Documents, Records and Funds in Possession of Master Servicer to Be Held for the Trustee.	90

i

APPENDIX

Appendix I        - CALCULATION OF REMIC II-B Y PRINCIPAL REDUCTION AMOUNTS

THIS POOLING AND SERVICING AGREEMENT, dated as of October 1, 2004, among BELLAVISTA FUNDING CORPORATION, a Delaware corporation, as depositor (the “Depositor”), COUNTRYWIDE HOME LOANS SERVICING LP, as master servicer (in such capacity, the “Master Servicer”), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the “Trustee”).

WITNESSETH THAT

In consideration of the mutual agreements contained in this Agreement, the parties to this Agreement agree as follows:

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. For federal income tax purposes, the Trust Fund will consist of the following four real estate mortgage investment conduits:

REMIC I

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans in Aggregate Loan Group I and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” Component I of the Class A-R Certificates will represent the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, pass-through rate (the “Uncertificated REMIC I Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC I (the “REMIC I Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Latest Possible Maturity Date. None of the REMIC I Regular Interests will be certificated.

Designation	Uncertificated REMIC I Pass-Through Rate	Initial Uncertificated Principal Balance
LT1	Variable(1)	$268,360,687.54
LT2	Variable(1)	$9,444.52
LT3	0.00%	$17,395.97
LT4	Variable(2)	$17,395.97

(1)	REMIC I Regular Interests LT1 and LT2 will bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 1.
(2)	REMIC I Regular Interest LT4 will bear interest at a variable rate equal to twice the Weighted Average Adjusted Net Mortgage Rate for Loan Group 1.

REMIC II-B

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans in Aggregate Loan Group II and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II-B.” Component II-B of the Class A-R Certificates will represent the sole class of “residual interests” in REMIC II-B for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, pass-through rate (the “Uncertificated REMIC II-B Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC II-B (the “REMIC II-B Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G 1(a)(4)(iii)) for each REMIC II-B Regular Interest shall be the Latest Possible Maturity Date. None of the REMIC II-B Regular Interests will be certificated.

Designation	Uncertificated REMIC II-B Pass-Through Rate	Initial Uncertificated Principal Balance
Y-1	Variable(1)	$34,380.01
Y-2	Variable(2)	$36,114.00
Y-3	Variable(3)	$71,410.48
Y-4	Variable(4)	$18,921.22
Y-5	Variable(5)	$9,024.41
Z-1	Variable(1)	$68,732,958.99
Z-2	Variable(2)	$72,191,885.00
Z-3	Variable(3)	$142,749,542.52
Z-4	Variable(4)	$37,823,520.78
Z-5	Variable(5)	$18,039,790.59

(1)	REMIC II-B Regular Interests Y-1 and Z-1 will each bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 2.
(2)	REMIC II-B Regular Interests Y-2 and Z-2 will each bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 3.
(3)	REMIC II-B Regular Interests Y-3 and Z-3 will each bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 4.
(4)	REMIC II-B Regular Interests Y-4 and Z-4 will each bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 5.
(5)	REMIC II-B Regular Interests Y-5 and Z-5 will each bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 6.

REMIC II-A

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC II-B Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II-A.” Component II-A of the Class A-R Certificates will represent the sole class of “residual interests” in REMIC II-A for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, pass-through rate (the “Uncertificated REMIC II-A Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC II-A (the “REMIC

II-A Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G 1(a)(4)(iii)) for each REMIC II-A Regular Interest shall be the Latest Possible Maturity Date. None of the REMIC II-A Regular Interests will be certificated.

Designation	Uncertificated REMIC II-A Pass-Through Rate	Initial Uncertificated Principal Balance
II-A-1	Variable(1)	$
II-A-2	Variable(2)	$
II-A-3	Variable(3)	$
II-A-4	Variable(4)	$
II-A-5	Variable(5)	$
II-M	Variable(6)	$
II-B-1	Variable(6)	$
II-B-2	Variable(6)	$
II-B-3	Variable(6)	$
II-B-4	Variable(6)	$
II-B-5	Variable(6)	$

(1)	REMIC II-A Regular Interest II-A-1 will bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 2.
(2)	REMIC II-A Regular Interest II-A-2 will bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 3.
(3)	REMIC II-A Regular Interest II-A-3 will bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 4.
(4)	REMIC II-A Regular Interest II-A-4 will bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 5.
(5)	REMIC II-A Regular Interest II-A-5 will bear interest at a variable rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 6.
(6)	REMIC II-A Regular Interests II-M, II-B-1, II-B-2, II-B-3, II-B-4 and II-B-5 will each bear interest at a variable rate equal to the weighted average of the Weighted Average Adjusted Net Mortgage Rates for each Loan Group in Aggregate Loan Group II, weighted in proportion to the results of subtracting from the aggregate principal balance of each such Loan Group, the Uncertificated Principal Balance of the Related REMIC II-A Regular Interest.

REMIC III

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and the REMIC II-A Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC III.” Component III of the Class A-R Certificates will represent the sole class of “residual interests” in REMIC III for purposes of the REMIC Provisions. The following table sets forth (or describes) the Class designation, pass-through rate (the “Pass-Through Rate”) and initial Class Certificate Balance for each Class of Certificates that represents ownership of a “regular interest” in REMIC III (the “REMIC III Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G 1(a)(4)(iii)) for each REMIC III Regular Interest shall be the Latest Possible Maturity Date. The following table also sets forth minimum denominations and integral multiples in excess thereof in which such Classes shall be issued (except that one Certificate of each such Class of Certificates may be issuable in a different amount).

GROUP I

CERTIFICATES

Class Designation	Initial Class Certificate Balance	Pass-Through Rate (per annum)	Minimum Denomination		Integral Multiples in Excess of Minimum
Class I-A	$251,630,000.00	(1)	$25,000.00		$1,000.00
Class I-A-IO	The Class I-A-IO Certificates will be Notional Amount Certificates, will have no Class Certificate Balances and will bear interest on their Notional Amount (initially $268,404,824).	(2)	$25,000.00	(12)	$1,000.00	(12)
Class I-M	$6,576,000.00	(3)	$25,000.00		$1,000.00
Class I-B-1	$3,758,000.00	(3)	$25,000.00		$1,000.00
Class I-B-2	$2,416,000.00	(3)	$25,000.00		$1,000.00
Class I-B-3	$1,745,000.00	(3)	$100,000.00		$1,000.00
Class I-B-4	$1,342,000.00	(3)	$100,000.00		$1,000.00
Class I-B-5	$937,824.00	(3)	$100,000.00		$1,000.00
GROUP II CERTIFICATES
Class Designation	Initial Class Certificate Balance	Pass-Through Rate (per annum)	Minimum Denomination		Integral Multiples in Excess of Minimum
Class II-A-1	$65,398,000.00	(4)	$25,000.00		$1,000.00
Class II-A-2	$68,689,000.00	(5)	$25,000.00		$1,000.00

Class II-A-2-IO	The Class II-A-2-IO Certificates will be Notional Amount Certificates, will have no Class Certificate Balances and will bear interest on their Notional Amount (initially $68,689,000).	(6)	$25,000.00	(12)	$1,000.00	(12)
Class II-A-3	$135,823,000.00	(7)	$25,000.00		$1,000.00
Class II-A-4	$35,988,000.00	(8)	$25,000.00		$1,000.00
Class II-A-4-IO	The Class II-A-4-IO Certificates will be Notional Amount Certificates, will have no Class Certificate Balances and will bear interest on their Notional Amount (initially $35,988,000).	(9)	$25,000.00	(12)	$1,000.00	(12)
Class II-A-5	$17,164,000.00	(10)	$25,000.00		$1,000.00
Class II-M	$5,605,000.00	(11)	$25,000.00		$1,000.00
Class II-B-1	$4,076,000.00	(11)	$25,000.00		$1,000.00
Class II-B-2	$3,057,000.00	(11)	$25,000.00		$1,000.00
Class II-B-3	$1,868,000.00	(11)	$100,000.00		$1,000.00
Class II-B-4	$1,189,000.00	(11)	$100,000.00		$1,000.00
Class II-B-5	$850,647.00	(11)	$100,000.00		$1,000.00

(1)	The Pass-Through Rate for the Class I-A Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the least of (a) 11.25%, (b) LIBOR plus the Class I-A Pass-Through Margin and (c) the Weighted Average Adjusted Net Mortgage Rate for Loan Group 1. The “Class I-A Pass-Through Margin” for the Class I-A Certificates for the Interest Accrual Period related to each Distribution Date is (i) for the Interest Accrual Period for each Distribution Date occurring on or prior to the first possible Optional Termination Date, 0.350% per annum and (ii) for each other Interest Accrual Period, 0.700% per annum.

(2)	The Class I-A-IO Pass-Through Rate, as defined herein.
(3)	The Pass-Through Rate for each Class of Group I Subordinated Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the least of (a) 11.25%, (b) LIBOR plus the applicable Pass-Through Margin and (c) the Weighted Average Adjusted Net Mortgage Rate for Loan Group 1.
(4)	The Pass-Through Rate for the Class II-A-1 Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 2. The Pass-Through Rate for the Class II-A-1 Certificates for the Interest Accrual Period related to the first Distribution Date is expected to be approximately 4.8716% per annum.
(5)	The Pass-Through Rate for the Class II-A-2 Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 3 less the Pass-Through Rate for the Class II-A-2-IO Certificates. The Pass-Through Rate for the Class II-A-2 Certificates for the Interest Accrual Period related to the first Distribution Date is expected to be approximately 4.0559% per annum.
(6)	The Pass-Through Rate for the Class II-A-2-IO Certificates for each Interest Accrual Period related to each Distribution Date (x) on or prior to the July 2009 Distribution Date will be a per annum rate equal to 1.1940% and (y) thereafter will be 0% per annum.
(7)	The Pass-Through Rate for the Class II-A-3 Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 4. The Pass-Through Rate for the Class II-A-3 Certificates for the Interest Accrual Period related to the first Distribution Date is expected to be approximately 5.2159% per annum.
(8)	The Pass-Through Rate for the Class II-A-4 Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate for Loan Group 5 less the Pass-Through Rate for the Class II-A-4-IO Certificates. The Pass-Through Rate for the Class II-A-4 Certificates for the Interest Accrual Period related to the first Distribution Date is expected to be approximately 4.8950% per annum.
(9)	The Pass-Through Rate for the Class II-A-4-IO Certificates for each Interest Accrual Period related to each Distribution Date (x) on or prior to the July 2011 Distribution Date will be a per annum rate equal to 0.3240% and (y) thereafter will be 0% per annum.
(10)	The Pass-Through Rate for the Class II-A-5 Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the Weighted Average

Adjusted Net Mortgage Rate for Loan Group 6. The Pass-Through Rate for the Class II-A-5 Certificates for the Interest Accrual Period related to the first Distribution Date is expected to be approximately 5.2605% per annum.

(11)	The Pass-Through Rate for each Class of Group II Subordinated Certificates for each Interest Accrual Period related to each Distribution Date will be a per annum rate equal to the sum of the following for each Loan Group in Aggregate Loan Group II: the product of (x) the Weighted Average Adjusted Net Mortgage Rate for the related Loan Group and (y) a fraction, the numerator of which is the related Subordinated Portion immediately prior to that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of the Group II Subordinated Certificates immediately prior to that Distribution Date. The Pass-Through Rate for each Class of Group II Subordinated Certificates for the Interest Accrual Period related to the first Distribution Date is expected to be approximately 5.1561% per annum. For federal income tax purposes, the Pass-Through Rate for REMIC III Regular Interests II-M, II-B-1, II-B-2, II-B-3, II-B-4 and II-B-5 will be equal to the Uncertificated REMIC II-A Pass-Through Rate for the respective REMIC II-A Regular Interests bearing the same alphanumeric class designation.
(12)	Based on the Notional Amount.

The Class A-R Certificates will not bear interest. The Class A-R Certificates will be issued as two separate certificates, one with an initial Certificate Balance of $99.99 and the Tax Matters Person Certificate with an initial Certificate Balance of $0.01.

Set forth below are designations of Classes or Components of Certificates to the categories used in this Agreement:

Accretion Directed Certificates	None.

Accrual Certificates	None.

Accrual Components	None.

Book-Entry Certificates	All Classes of Certificates other than the Physical Certificates.

COFI Certificates	None.

Component Certificates	None.

Components	None.

Delay Certificates	None.

ERISA-Restricted Certificates	The Residual Certificates and Private Certificates; and any Certificate of a Class that does not or no longer satisfies the applicable rating requirement under the Underwriter’s Exemption.

Group I Senior Certificates	Class I-A, Class I-A-IO and Class A-R Certificates.

Group I Subordinated Certificates	Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

Group II Senior Certificates	Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4 and Class II-A-5 Certificates.

Group II Subordinated Certificates	Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, and Class II-B-5 Certificates.

Group 1 Certificates	Group I Senior Certificates and Group I Subordinated Certificates.

Group 2 Certificates	Class II-A-1 Certificates and the Subordinated Portion related to Loan Group 2.

Group 2 Senior Certificates	Class II-A-1 Certificates.

Group 3 Certificates	Class II-A-2 and Class II-A-2-IO Certificates and the Subordinated Portion related to Loan Group 3.

Group 3 Senior Certificates	Class II-A-2 and Class II-A-2-IO Certificates.

Group 4 Certificates	Class II-A-3 Certificates and the Subordinated Portion related to Loan Group 4.

Group 4 Senior Certificates	Class II-A-3 Certificates.

Group 5 Certificates	Class II-A-4 and Class II-A-4-IO Certificates and the Subordinated Portion related to Loan Group 5.

Group 5 Senior Certificates	Class II-A-4 and Class II-A-4-IO Certificates.

Group 6 Certificates	Class II-A-5 Certificates and the Subordinated Portion related to Loan Group 6.

Group 6 Senior Certificates	Class II-A-5 Certificates.

LIBOR Certificates	Group I Certificates (other than Class I-A-IO and Class A-R Certificates).

Non-Delay Certificates	None.

Notional Amount Certificates	Class I-A-IO, Class II-A-2-IO and Class II-A-4-IO Certificates.

Offered Certificates	All Classes of Certificates other than the Private Certificates.

Physical Certificates	Private Certificates and the Residual Certificates.

Planned Principal Classes	None.

Planned Principal Components	None.

Private Certificates	Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

Rating Agencies	S&P and Moody’s.

Regular Certificates	All Classes of Certificates, other than the Residual Certificates.

Residual Certificates	Class A-R Certificates.

Senior Certificate Group	Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior Certificates, Group 5 Senior Certificates and Group 6 Senior Certificates.

Senior Certificates	Class I-A, Class I-A-IO, Class A-R, Class II-A-1, Class II-A-2, Class II-A-2-IO, Class II-A-3, Class II-A-4, Class II-A-4-IO, and Class II-A-5 Certificates.

Subordinated Certificates	Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I- B-4, Class I-B-5, Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II- B-4 and Class II-B-5 Certificates.

Support Classes	None.

With respect to any of the foregoing designations as to which the corresponding reference is “None,” all defined terms and provisions in this Agreement relating solely to such designations shall be of no force or effect, and any calculations in this Agreement incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions in this Agreement relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

1st Service Bank Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated as of October 1, 2004, among 1st Service Bank, the Seller, the Depositor and the Master Servicer.

1st Service Bank Sale Agreement: That certain Master Sale and Interim Servicing Agreement, dated as of July 27, 2004, between 1st Service Bank and the Seller, including any commitment letters entered into with respect to the 1st Service Bank Mortgage Loans pursuant to such agreement.

1st Service Bank Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the 1st Service Bank Sale Agreement and sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement and that are identified as such on the Mortgage Loan Schedule.

Accretion Directed Certificates: As specified in the Preliminary Statement.

Accretion Direction Rule: Not applicable.

Accrual Amount: Not applicable.

Accrual Certificates: As specified in the Preliminary Statement.

Accrual Components: Not applicable.

Accrual Termination Date: Not applicable.

Adjusted Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Master Servicing Fee Rate.

Adjusted Net Mortgage Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Rate less the Expense Fee Rate.

Adjustment Date: A date specified in each Mortgage Note as a date on which the Mortgage Rate on the related Mortgage Loan will be adjusted.

Advance: As to a Loan Group, the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans in such Loan Group that were due on the related Due Date and not received by the Master Servicer as of the close of business on the related Determination Date, together with an amount equivalent to interest on each Mortgage Loan as to which the related Mortgaged Property is an REO Property, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

Aggregate Loan Group: Aggregate Loan Group I or Aggregate Loan Group II, as the context requires.

Aggregate Loan Group I: The Mortgage Loans in Loan Group 1.

Aggregate Loan Group II: The Mortgage Loans in Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6, as a single group.

Aggregate Subordinated Percentage: As to any Distribution Date and either Aggregate Loan Group, the fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the related Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans in each Aggregate Loan Group as of the Due Date in the month preceding the month of such Distribution Date.

Agreement: This Pooling and Servicing Agreement and all amendments or supplements this Pooling and Servicing Agreement.

Allocable Share: As to any Distribution Date, any Loan Group and any Class of Group II Certificates, the ratio that the amount calculated with respect to such Distribution Date (A) with respect to the Group II Senior Certificates of the related Senior Certificate Group, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(b)) and (B) with respect to the Group II Subordinated Certificates, pursuant to the definition of Assumed Interest Amount for such Class or after the fourth Senior Termination Date with respect to the Group II Senior Certificates, pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(b)) bears to the aggregate amount calculated with respect to such Distribution Date for each such related Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amounts pursuant to Section 4.02(b)) or the definition of Assumed Interest Amount for such Loan Group and Class, as applicable.

Amount Held for Future Distribution: As to any Distribution Date and Mortgage Loans in a Loan Group, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries received in the month of such Distribution Date relating to Mortgage Loans in that Loan Group and (ii) all Scheduled Payments due after the related Due Date relating to Mortgage Loans in that Loan Group.

Applicable Credit Support Percentage: As defined in Section 4.02(c).

Appraised Value: With respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan. With respect to a Refinancing Mortgage

Loan other than a Streamlined Documentation Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan. With respect to a Streamlined Documentation Mortgage Loan, (a) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was 80% or less and the loan amount of the new mortgage loan is $650,000 or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Mortgage Loan and (b) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was greater than 80% or the loan amount of the new mortgage loan is greater than $650,000, the value of the Mortgaged Property based upon the appraisal (which may be a drive-by appraisal) made at the time of the origination of such Streamlined Documentation Mortgage Loan.

Assumed Interest Amount: With respect to any Distribution Date, any Class of Group II Subordinated Certificates and the related Loan Group, one month’s interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Subordinated Portion immediately prior to that Distribution Date.

Available Funds: As to any Distribution Date and each Loan Group, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date in respect of the related Mortgage Loans pursuant to Section 3.05(b) net of the related Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) – (viii), inclusive, of Section 3.08(a) in respect of the Mortgage Loans in that Loan Group and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i) – (iii), inclusive, of Section 3.08(b) in respect of the Mortgage Loans in that Loan Group, (b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date, and (d) the Transfer Payment Received plus interest thereon as provided in Section 4.05 for such Loan Group less the Transfer Payment Made plus interest thereon as provided in Section 4.05 for such Loan Group; provided, however, that with respect to any Loan Group in Aggregate Loan Group II on the fourth Senior Termination Date, Available Funds with respect to the Loan Group relating to the remaining Senior Certificate Group of Group II Certificates shall include the Available Funds from the other Loan Groups in Aggregate Loan Group II after all distributions are made on the Group II Senior Certificates of the other Senior Certificate Groups of Group II Certificates and on any Distribution Date thereafter, Available Funds shall be calculated based on all the Mortgage Loans in the Aggregate Loan Group II, as opposed to the Mortgage Loans in the related Loan Group.

Bankruptcy Code: Title 11 of the United States Code, as amended.

Bankruptcy Coverage Termination Date: As to Aggregate Loan Group II, the point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related

Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

Bankruptcy Loss Coverage Amount: As of any Determination Date, the Bankruptcy Loss Coverage Amount for Aggregate Loan Group II shall equal the Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group II Subordinated Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then-current ratings assigned to the related Classes of Certificates rated by it.

Benefit Plan Opinion: As defined in Section 5.02(b).

Book-Entry Certificates: As specified in the Preliminary Statement.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the City of New York, New York, or the States of California or Texas or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

Carryover Reserve Fund: The separate fund created and initially maintained by the Trustee pursuant to Section 3.05(c) in the name of the Trustee for the benefit of the Holders of the LIBOR Certificates and designated “The Bank of New York in trust for registered holders of BellaVista Funding Corporation, Mortgage Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1.” Funds in the Carryover Reserve Fund shall be held in trust for the Holders of the LIBOR Certificates for the uses and purposes set forth in this Agreement.

Carryover Shortfall Amount: For each class of LIBOR Certificates and any Distribution Date, an amount equal to sum of (a) the excess, if any, of (i) the amount of interest that such Class would have been entitled to receive pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount on such Distribution Date had its Pass-Through Rate not been subject to the Net WAC Cap up to but not exceeding a per annum rate of 11.25%, over (ii) the actual amount of interest provided for such Class for such Distribution Date by clause (i) of the definition of Class Optimal Interest Distribution Amount, and (b) with respect to each Class of LIBOR Certificates (other than the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Cap (up to 11.25%)).

Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached this Agreement as exhibits.

Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.05 with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated “Countrywide Home Loans Servicing LP in trust for the registered holders of Mortgage Pass-Through Trust 2004-1, Mortgage Pass-Through Certificates Series 2004-1.”

Certificate Balance: With respect to any Certificate (other than the Notional Amount Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled under this Agreement, such amount being equal to the Denomination of that Certificate (A) plus any increase in the Certificate Balance of such Certificate pursuant to Section 4.02 due to the receipt of Subsequent Recoveries (B) minus the sum of (i) all distributions of principal previously made with respect to that Certificate and (ii) all Realized Losses allocated to that Certificate and all other reductions in Certificate Balance previously allocated to that Certificate pursuant to Section 4.04 without duplication.

Certificate Group: The Group 1, Group 2, Group 3, Group 4, Group 5 or Group 6 Certificates, as the context requires.

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate. For the purposes of this Agreement, in order for a Certificate Owner to enforce any of its rights under this Agreement, it shall first have to provide evidence of its beneficial ownership interest in a Certificate that is reasonably satisfactory to the Trustee, the Depositor, and/or the Master Servicer, as applicable.

Certificate Register: The register maintained pursuant to Section 5.02.

Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision of this Agreement (other than the second sentence of Section 10.01) that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action under this Agreement. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class I-A-IO Pass-Through Rate: (a) With respect to the Class I-A-IO Certificates and any Distribution Date or the REMIC III Regular Interest I-A-IO, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (1) through (3) below, and the denominator of which is the aggregate principal balance of the REMIC I Regular Interests. For purposes of calculating the Pass-Through Rate for the Class I-A-IO Certificates, the numerator is equal to the sum of the following components:

1. the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

2. the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

3. the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT4 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

(b) Note that the foregoing definition produces a per annum rate that is equal to excess, if any, of the Net WAC Cap over the weighted average of the Pass-Through Rates on the Group I Certificates (other than the Class I-A-IO and Class A-R Certificates) applied to a Notional Balance equal to the aggregate Class Certificate Balances of all Classes of Group I Certificates other than the Class A-R Certificates, reduced, but not below zero, by any Carryover Shortfall Amount for such Distribution Date converted to a per annum rate.

Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class Interest Shortfall: As to any Distribution Date and Class or Component, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class or Component exceeds the amount of interest actually distributed on such Class or Component on such Distribution Date pursuant to such clause (i).

Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest-bearing Class or any interest-bearing Component the sum of (i) one month’s interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance or Notional Amount immediately prior to such Distribution Date, subject to reduction as provided in Section 4.02(b) and (ii) any Class Unpaid Interest Amounts for such Class or Component (other than any Carryover Shortfall Amounts).

Class Subordination Percentage: With respect to any Distribution Date and each Class of Group I Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Group I Subordinated Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances of all Classes of Group I Certificates (other than the related Notional Amount Certificates) immediately prior to such Distribution Date. With respect to any Distribution Date and each Class of Group II Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Group II Subordinated Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances of all Classes of Group II Certificates (other than the related Notional Amount Certificates) immediately prior to such Distribution Date.

Class Unpaid Interest Amounts: As to any Distribution Date and Class or Component of interest-bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class or Component on prior Distribution Dates exceeds the amount distributed on such Class or Component on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

Closing Date: October 28, 2004.

Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

COFI Certificates: As specified in the Preliminary Statement.

Compensating Interest: As to any Distribution Date and Loan Group, an amount equal to one-half of the Master Servicing Fee for the related Loan Group for such Distribution Date.

Component: Not applicable.

Component Rate: Not applicable.

Conveyed Assets: As defined in Section 2.01(a).

Coop Shares: Shares issued by a Cooperative Corporation.

Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under section 216 of the Code.

Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

Cooperative Unit: A single family dwelling located in a Cooperative Property.

Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 8W, New York, New York 10286 (Attn: Mortgage-Backed Securities Group, Mortgage Pass-Through Trust 2004-1), facsimile no. (212) 815-3986, and which is the address to which notices to and correspondence with the Trustee should be directed.

Countrywide Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated October 1, 2004, among Countrywide Home Loans, Inc., the Seller, the Depositor and the Master Servicer.

Countrywide Purchase Agreement: That certain Mortgage Loan Purchase and Servicing Agreement, dated as of January 29, 2004, between Countrywide Home Loans, Inc. and the Seller, including any purchase confirmations entered into with respect to the Countrywide Mortgage Loans pursuant to such agreement.

Countrywide Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the Countrywide Purchase Agreement and sold to the Depositor pursuant to this Agreement and that are identified as such on the Mortgage Loan Schedule.

Countrywide Purchase Group I: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the Countrywide Purchase Agreement on July 22, 2004, and that are identified as being part of such group on the Mortgage Loan Schedule.

Countrywide Purchase Group II: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the Countrywide Purchase Agreement on July 28, 2004, and that are identified as being part of such group on the Mortgage Loan Schedule.

Countrywide Purchase Group III: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the Countrywide Purchase Agreement on August 26, 2004, and that are identified as being part of such group on the Mortgage Loan Schedule.

Countrywide Purchase Group IV: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the Countrywide Purchase Agreement on August 30, 2004, and that are identified as being part of such group on the Mortgage Loan Schedule.

Countrywide Purchase Group V: Those certain Countrywide Mortgage Loans purchased by the Seller pursuant to the Countrywide Purchase Agreement on October 7, 2004, and that are identified as being part of such group on the Mortgage Loan Schedule.

Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership and its successors and assigns.

Cut-off Date: October 1, 2004.

Cut-off Date Pool Principal Balance: $608,112,572.

Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

Delay Certificates: As specified in the Preliminary Statement.

Delay Delivery Certification: As defined in Section 2.02(a).

Delay Delivery Mortgage Loans: The Mortgage Loans for which all or a portion of a related Mortgage File is not delivered to Trustee on the Closing Date. With respect to up to 50% of the Mortgage Loans in each Loan Group, the Depositor may deliver all or a portion of each related Mortgage File to the Trustee not later than thirty days after the Closing Date. To the extent that Countrywide Servicing or the Seller shall be in possession of any Mortgage Files with respect to any Delay Delivery Mortgage Loan, until delivery of such Mortgage File to the Trustee as provided in Section 2.01, Countrywide Servicing or the Seller, as applicable, shall hold such files as agent and in trust for the Trustee.

Deleted Mortgage Loan: As defined in Section 2.03(b).

Denomination: With respect to each Certificate, the amount set forth on the face of that Certificate as the “Initial Certificate Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor: BellaVista Funding Corporation, a Delaware corporation, or its successor in interest.

Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date: As to any Distribution Date, the 15th day of each month or, if such 15th day is not a Business Day, the preceding Business Day; provided, however, that if such 15th day or such Business Day, whichever is applicable, is less than two Business Days prior to the related Distribution Date, the Determination Date shall be the first Business Day that is two Business Days preceding such Distribution Date.

Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05(d) in the name of the Trustee for the benefit of the Certificateholders and designated “The Bank of New York in trust for registered holders of Mortgage Pass-Through Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1.” Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

Distribution Date: The Business Day immediately following the Master Servicer Remittance Date, commencing in November 2004.

Due Date: With respect to any Distribution Date, the first day of the month in which that Distribution Date occurs.

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of Moody’s or Fitch and one of the two highest short-term ratings of S&P, if S&P is a Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

Eligible Repurchase Month: As defined in Section 3.11.

E-LOAN Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated as of October 1, 2004, among E-LOAN, Inc., the Seller, the Depositor and the Master Servicer relating to the E-LOAN Sale Agreement.

E-LOAN Sale Agreement: The Master Sale and Interim Servicing Agreement, dated as of June 22, 2004, between E-LOAN, Inc. and the Seller, including any commitment letters entered into with respect to the E-LOAN Mortgage Loans pursuant to such agreement.

E-LOAN Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the E-LOAN Sale Agreement and sold to the Depositor pursuant to this Agreement and that are identified as such on the Mortgage Loan Schedule.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate: As specified in the Preliminary Statement.

Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.06(a).

Event of Default: As defined in Section 7.01.

Excess Loss: With respect to the Group II Certificates only, the amount of any (i) Fraud Loss on any Mortgage Loan in any Loan Group in Aggregate Loan Group II realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on any Mortgage Loan in any Loan Group in Aggregate Loan Group II realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss on any Mortgage Loan in any Loan Group in Aggregate Loan Group II realized after the Bankruptcy Coverage Termination Date.

Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan plus any Subsequent Recoveries received with respect to such Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

Expense Fee Rate: As to each Mortgage Loan and any date of determination, the sum of (a) the related Master Servicing Fee Rate and (b) the Trustee Fee Rate.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor to the Federal Home Loan Mortgage Corporation.

Final Certification: As defined in Section 2.02(a).

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor to the Federal National Mortgage Association.

Fraud Loan: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

Fraud Loss Coverage Amount: As of the Closing Date, $6,794,153, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group II Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third, fourth and fifth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i)(x) with respect to the first anniversary of the Cut-off Date, 2% of the then-current related Pool Stated Principal Balance and (y) with respect to the second, third, fourth and fifth anniversaries of the Cut-off Date, 1% of the then-current related Pool Stated Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Group II Certificates since such preceding anniversary; and (b) on the sixth anniversary of the Cut-off Date, to zero.

Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

Fraud Losses: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

Gross Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Mortgage Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

Group I Certificates: As specified in the Preliminary Statement.

Group I Senior Certificates: As specified in the Preliminary Statement.

Group I Subordinated Certificates: As specified in the Preliminary Statement.

Group II Senior Certificates: As specified in the Preliminary Statement.

Group II Certificates: As specified in the Preliminary Statement.

Group II Subordinated Certificates: As specified in the Preliminary Statement.

Group 1 Certificates: As specified in the Preliminary Statement.

Group 1 Senior Certificates: As specified in the Preliminary Statement.

Group 2 Certificates: As specified in the Preliminary Statement.

Group 2 Senior Certificates: As specified in the Preliminary Statement.

Group 3 Certificates: As specified in the Preliminary Statement.

Group 3 Senior Certificates: As specified in the Preliminary Statement.

Group 4 Certificates: As specified in the Preliminary Statement.

Group 4 Senior Certificates: As specified in the Preliminary Statement.

Group 5 Certificates: As specified in the Preliminary Statement.

Group 5 Senior Certificates: As specified in the Preliminary Statement.

Group 6 Certificates: As specified in the Preliminary Statement.

Group 6 Senior Certificates: As specified in the Preliminary Statement.

Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

Initial Bankruptcy Coverage Amount: $140,774.

Initial Certification: As defined in Section 2.02(a).

Initial Component Balance: Not applicable.

Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Accrual Period: With respect to any Distribution Date and any Certificates other than LIBOR Certificates, the calendar month prior to the month of such Distribution Date. With respect to the LIBOR Certificates and any Distribution Date, the Interest Accrual Period will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the Closing Date, in the case of the initial Interest Accrual Period), and ending on the day preceding such Distribution Date.

Interest Determination Date: With respect to any Interest Accrual Period for any LIBOR Certificates, the second Business Day prior to the first day of such Interest Accrual Period.

Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

Lender PMI Mortgage Loan: Any Mortgage Loan as to which the lender (rather than the Mortgagor) acquires the Primary Insurance Policy and charges the related Mortgagor an interest premium.

LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.08.

LIBOR Certificates: As specified in the Preliminary Statement.

Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6, as applicable.

Loan Group 1: All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 2: All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 3: All Mortgage Loans identified as Loan Group 3 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 4: All Mortgage Loans identified as Loan Group 4 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 5: All Mortgage Loans identified as Loan Group 5 Mortgage Loans on the Mortgage Loan Schedule.

Loan Group 6: All Mortgage Loans identified as Loan Group 6 Mortgage Loans on the Mortgage Loan Schedule.

Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at that date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

Marker Rate: With respect to the Class I-A-IO Certificates or the REMIC III Regular Interest I-A-IO and any Distribution Date, in relation to the REMIC I Regular Interests LT1, LT2, LT3 and LT4, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.

Master Servicer: Countrywide Servicing, and its successors and assigns, in its capacity as master servicer hereunder.

Master Servicer Advance Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

Master Servicer Remittance Date: The 19th day of each calendar month, or if such 19th day is not a Business Day, the next succeeding Business Day, commencing in November 2004.

Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

Master Servicing Fee Rate: With respect to each Mortgage Loan and Due Date, the amount set forth in the Mortgage Loan Schedule for such Due Date.

Maximum Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to Mortgage Electronic Registration Systems, Inc.

MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS® System.

MERS® System: The system of recording transfers of mortgages electronically maintained by MERS.

MIN: The mortgage identification number for any MERS Mortgage Loan.

Minimum Mortgage Rate: With respect to each Mortgage Loan, the greater of (a) the Gross Margin set forth in the related Mortgage Note and (b) the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

Moody’s: Moody’s Investors Service, Inc., or any successor thereto. If Moody’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as Moody’s may hereafter furnish to the Depositor or the Master Servicer.

Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of October 1, 2004 by and between the Seller and the Depositor, pursuant to which the Seller sold and the Depositor purchased the Mortgage Loans.

Mortgage Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans, and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached to this Agreement as Schedule I, setting forth the following information with respect to each Mortgage Loan by Loan Group:

(i) the loan number;

(ii) the Mortgagor’s name and the street address of the Mortgaged Property, including the zip code;

(iii) the maturity date;

(iv) the original principal balance;

(v) the Cut-off Date Principal Balance;

(vi) the first payment date of the Mortgage Loan;

(vii) the Scheduled Payment in effect as of the Cut-off Date;

(viii) the Loan-to-Value Ratio at origination;

(ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

(x) a code indicating whether the residential dwelling is either (a) a detached or attached single family dwelling, (b) a dwelling in a de minimis PUD, (c) a condominium unit or PUD (other than a de minimis PUD), (d) a two- to four-unit residential property or (e) a Cooperative Unit;

(xi) the Mortgage Rate in effect as of the Cut-off Date;

(xii) the Master Servicing Fee Rate both before and after the initial Adjustment Date for each Mortgage Loan;

(xiii) a code indicating whether the Mortgage Loan is a Lender PMI Mortgage Loan and, in the case of any Lender PMI Mortgage Loan, a percentage representing the amount of the related interest premium charged to the borrower;

(xiv) the purpose for the Mortgage Loan;

(xv) the type of documentation program pursuant to which the Mortgage Loan was originated;

(xvi) the direct servicer of such Mortgage Loan as of the Cut-off Date;

(xvii) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan;

(xviii) a code indicating whether the Mortgage Loan is a Countrywide Mortgage Loan, an E-LOAN Mortgage Loan, a National City Mortgage Loan, an NBC Mortgage Loan, a Quicken Mortgage Loan, a UBS Mortgage Loan or a 1st Service Bank Mortgage Loan;

(xix) in the case of a Countrywide Mortgage Loan, a code indicating whether such Mortgage Loan is part of Countrywide Purchase Group I, Countrywide Purchase Group II, Countrywide Purchase Group III, Countrywide Purchase Group IV or Countrywide Purchase Group V;

(xx) with respect to each Mortgage Loan, the Gross Margin, the Mortgage Index, the Maximum Mortgage Rate, the Minimum Mortgage Rate, the Periodic Rate Cap and the first Adjustment Date for such Mortgage Loan.

Such schedule shall also set forth the total of the amounts described under (iv) and (v) above for all of the Mortgage Loans and for each Loan Group.

Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions of this Agreement as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any interest premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

Mortgagor: The obligor(s) on a Mortgage Note.

National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

National City: National City Mortgage Co.

National City Acknowledgement: The Reconstituted Servicing Agreement, dated as of October 1, 2004, among National City, the Seller, the Depositor and the Master Servicer.

National City Sale Agreement: That certain Master Seller’s Warranties and Servicing Agreement, dated as of July 2, 2004, between National City and the Seller, including any commitment letters entered into with respect to the National City Mortgage Loans pursuant to such agreement.

National City Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the National City Sale Agreement and sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement and that are identified as such on the Mortgage Loan Schedule.

NBC: National Bank of Commerce, a federally chartered savings association.

NBC Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated as of October 1, 2004, among NBC, the Seller, the Depositor and the Master Servicer.

NBC Sale Agreement: That certain Master Sale and Interim Servicing Agreement, dated as of September 1, 2004, between NBC and the Seller, including any commitment letters entered into with respect to the NBC Mortgage Loans pursuant to such agreement.

NBC Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the NBC Sale Agreement and sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement and that are identified as such on the Mortgage Loan Schedule.

Net Prepayment Interest Shortfalls: As to any Distribution Date and Loan Group in an Aggregate Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds an amount equal to the sum of (a) the Compensating Interest for such Loan Group and Distribution Date and (b) the excess, if any, of the Compensating Interest for the other Loan Groups in the same Aggregate Loan Group for that Distribution Date over the Prepayment Interest Shortfalls experienced by the Mortgage Loans in such other Loan Groups for that Distribution Date.

Net WAC Cap: With respect to the Class I-A and Group I Subordinated Certificates for any Distribution Date, the Weighted Average Adjusted Net Mortgage Rates of the Mortgage Loans in Aggregate Loan Group I, adjusted for the related Interest Accrual Period.

Non-Delay Certificates: As specified in the Preliminary Statement.

Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notice of Final Distribution: The notice to be provided pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

Notional Amount: For the Class I-A-IO Certificates and any date, an amount equal to the aggregate Class Certificate Balance of the LIBOR Certificates as of such date. For the Class II-A-2-IO Certificates an amount equal to (i) for any date prior to and including the last day of the Interest Accrual Period for the Distribution Date in July 2009, the Class Certificate Balance of the Class II-A-2 Certificates on such date and (ii) after the last day of the Interest Accrual Period for the Distribution Date in July 2009, $0. For the Class II-A-4-IO Certificates an amount equal to (i) for any date prior to and including the last day of the Interest Accrual Period for the Distribution Date in July 2011, the Class Certificate Balance of the Class II-A-4 Certificates on such date and (ii) after the last day of the Interest Accrual Period for the Distribution Date in July 2011, $0.

Notional Amount Certificates: As specified in the Preliminary Statement.

Offered Certificates: As specified in the Preliminary Statement.

Officer’s Certificate: A certificate signed by (i) in the case of Depositor, the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, (ii) in the case of the Master Servicer, by the President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, or one of the Assistant Treasurers or Assistant Secretaries of Countrywide GP, Inc. (its general partner) or (iii) if provided for in this Agreement, by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, or the Master Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Optional Termination: As to either Aggregate Loan Group, the termination of the related portion of the trust created under this Agreement in connection with the purchase of the related Mortgage Loans pursuant to Section 9.01.

Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

Class I-M	6.25%
Class I-B-1	3.80%
Class I-B-2	2.40%
Class I-B-3	1.50%
Class I-B-4	0.85%
Class I-B-5	0.35%
Class II-M	4.90%
Class II-B-1	3.25%
Class II-B-2	2.05%
Class II-B-3	1.15%
Class II-B-4	0.60%
Class II-B-5	0.25%

Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

Original Subordinate Principal Balance: For the Group I Certificates, the aggregate of the Class Certificate Balances of the Group I Subordinated Certificates as of the Closing Date. For the Group II Certificates, on or prior to the fourth Senior Termination Date related to the Group II Senior Certificates, the Subordinated Percentage for a Loan Group in Aggregate Loan

Group II of the aggregate Stated Principal Balances of the Mortgage Loans in such Loan Group, in each case as of the Cut-off Date or, if such date is after the fourth Senior Termination Date related to the Group II Senior Certificates, the aggregate of the Class Certificate Balances of the Group II Subordinated Certificates as of the Closing Date.

OTS: The Office of Thrift Supervision.

Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

(ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

Overcollateralized Group: As defined in Section 4.05.

Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Pass-Through Margin: For any Group I Certificate, the following percentages per annum:

For each Interest Accrual Period for each Distribution Date occurring on or prior to the first possible Optional Termination Date:

Class I-A	0.350%
Class I-M	0.600%
Class I-B-1	1.100%
Class I-B-2	1.250%
Class I-B-3	1.250%
Class I-B-4	1.250%
Class I-B-5	1.250%

For each other Interest Accrual Period:

Class I-A	0.700%
Class I-M	0.900%
Class I-B-1	1.650%
Class I-B-2	1.875%
Class I-B-3	1.875%
Class I-B-4	1.875%
Class I-B-5	1.875%

Pass-Through Rate: For any interest-bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement under “REMIC III”; provided, however, that in the case of the Class I-A-IO Certificates, the Pass-Through Rate shall be the rate described in clause (b) of the definition of Class I-A-IO Pass-Through Rate calculated without the reduction by the Carryover Shortfall Amount described therein. For any REMIC I, REMIC II-A or REMIC II-B Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement under REMIC I, REMIC II-A or REMIC II-B, as applicable.

Payment Adjustment Date: For each Mortgage Loan, the date specified in the related Mortgage Note as the annual date on which the Mortgage Rate on the related Scheduled Payment will be adjusted.

Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Periodic Rate Cap: With respect to each Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

Permitted Investments: At any time, any one or more of the following obligations and securities:

(i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

(iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

(iv) certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(v) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(vi) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody’s) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

(vii) such other relatively risk free investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of

Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms “United States,” “State” and “International Organization” shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificate: As specified in the Preliminary Statement.

Planned Balance: With respect to any Planned Principal Class or Component and any Distribution Date, the amount appearing opposite such Distribution Date for such Class or Component.

Planned Principal Classes: As specified in the Preliminary Statement.

Planned Principal Components: As specified in the Preliminary Statement.

Pool Stated Principal Balance: As to any Distribution Date and an Aggregate Loan Group, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Aggregate Loan Group that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date and, as to any other date of determination, the aggregate of the Stated Principal Balances of the Outstanding Mortgage Loans in such Aggregate Loan Group as of such date.

Prepayment Interest Shortfall: As to any Distribution Date, any Mortgage Loan and any Principal Prepayment received during the related Prepayment Period, the amount, if any, by which one month’s interest at the related Mortgage Rate, net of the related Master Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

Prepayment Period: As to any Distribution Date, the calendar month immediately preceding the month in which that Distribution Date occurs.

Prepayment Shift Percentage: Not applicable.

Primary Insurance Policy: Each policy of primary guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Prime Rate: The prime commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York’s lowest rate of interest.

Principal Amount: As to any Distribution Date and any Loan Group, the sum of (a) the principal portion of each Scheduled Payment (without giving effect to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in the related Loan Group on the related Due Date, (b) the principal portion of the Purchase Price of each Mortgage Loan in the related Loan Group that was purchased as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in the related Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in a Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan, (f) all Principal Prepayments for such Loan Group received during the related Prepayment Period, (g) any Transfer Payments Received for such Loan Group, minus any Transfer Payments Made for such Loan Group and Distribution Date in accordance with Section 4.05 and (h) any Subsequent Recoveries on the Mortgage Loans in the related Loan Group received during the calendar month preceding the month of such Distribution Date.

Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Private Certificate: As specified in the Preliminary Statement.

Pro Rata Share: As to any Distribution Date, the Subordinated Principal Distribution Amount for an Aggregate Loan Group and any related Class of Subordinated Certificates, the portion of the related Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the related Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Group I Subordinated Certificates or Group II Subordinated Certificates, as applicable.

Pro Rata Subordinated Percentage: As to any Distribution Date and Loan Group, 100% minus the related Senior Percentage for such Distribution Date.

Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

Prospectus: The Prospectus, dated October 27, 2004, attached to the Prospectus Supplement.

Prospectus Supplement: The Prospectus Supplement dated October 27, 2004, relating to the Offered Certificates.

PUD: Planned unit development.

Purchase Agreement: With respect to the Countrywide Mortgage Loans, the Countrywide Purchase Agreement; with respect to the E-LOAN Mortgage Loans, the E-LOAN Sale Agreement; with respect to the National City Mortgage Loans, the National City Sale Agreement; with respect to the NBC Mortgage Loans, the NBC Sale Agreement; with respect to the Quicken Mortgage Loans, the Quicken Sale Agreement; with respect to the UBS Mortgage Loans, the UBS Purchase Agreement; and with respect to the 1st Service Bank Mortgage Loans, the 1st Service Bank Sale Agreement.

Purchase Price: With respect to any Mortgage Loan required to be purchased (a) pursuant to Section 2.02 or 2.03, (b) at the option of the Master Servicer pursuant to Section 3.11 or (c) by the related Transferor pursuant to the related Purchase Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is Countrywide and Countrywide is an affiliate of the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section 2.03 that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Quicken: Quicken Loans Inc.

Quicken Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated as of October 1, 2004, among Quicken, the Seller, the Depositor and the Master Servicer.

Quicken Sale Agreement: That certain Master Sale and Interim Servicing Agreement, dated as of August 10, 2004, between Quicken and the Seller, including any commitment letters entered into with respect to the Quicken Mortgage Loans pursuant to such agreement.

Quicken Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the Quicken Sale Agreement and sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement and that are identified as such on the Mortgage Loan Schedule.

Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References in this Agreement to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of Realized Losses with respect to that Mortgage Loan will be reduced by the amount of those Subsequent Recoveries.

Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

Record Date: With respect to any Distribution Date, (i) in the case of the LIBOR Certificates represented by Book-Entry Certificates, the Business Day immediately preceding such Distribution Date and (ii) in the case of LIBOR Certificates represented by Definitive Certificates and in the case of all other Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regular Interest: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

Regular Certificates: As specified in the Preliminary Statement.

Related REMIC II-A Regular Interest: With respect to each Loan Group shown below, the REMIC II-A Regular Interest shown opposite such Loan Group in the following table:

Loan Group	Related REMIC II-A Regular Interest
Loan Group 2	REMIC II-A Regular Interest II-A-1
Loan Group 3	REMIC II-A Regular Interest II-A-2
Loan Group 4	REMIC II-A Regular Interest II-A-3
Loan Group 5	REMIC II-A Regular Interest II-A-4
Loan Group 6	REMIC II-A Regular Interest II-A-5

Related Certificates: (A) For each class of REMIC II-A Regular Interests, the Class or Classes of Certificates shown opposite the name of such REMIC II-A Regular Interest in the following table:

REMIC II-A Regular Interest	Related Classes of Certificates
II-A-1	II-A-1
II-A-2	II-A-2, II-A-2-IO
II-A-3	II-A-3
II-A-4	II-A-4, II-A-4-IO
II-A-5	II-A-5
II-M	II-M
II-B-1	II-B-1
II-B-2	II-B-2
II-B-3	II-B-3
II-B-4	II-B-4
II-B-5	II-B-5

(B) For each REMIC III Regular Interest, the Class or Classes of Certificates shown opposite the name of such REMIC III Regular Interest in the following table:

REMIC III Regular Interest	Related Classes of Certificates
I-A	I-A
I-A-IO	I-A-IO
I-M	I-M
I-B-1	I-B-1
I-B-2	I-B-2
I-B-3	I-B-3
I-B-4	I-B-4
I-B-5	I-B-5
II-A-1	II-A-1
II-A-2	II-A-2
II-A-2-IO	II-A-2-IO
II-A-3	II-A-3
II-A-4	II-A-4
II-A-4-IO	II-A-4-IO
II-A-5	II-A-5
II-M	II-M
II-B-1	II-B-1
II-B-2	II-B-2
II-B-3	II-B-3
II-B-4	II-B-4
II-B-5	II-B-5

Relief Act: The Servicemembers Civil Relief Act, as the same may be amended from time to time.

Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC: A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

REMIC I: The segregated pool of assets described in Section 4.07(b)(i).

REMIC I Available Distribution Amount: For any Distribution Date, the sum of the Available Funds for Loan Group 1.

REMIC I Distribution Amount: For any Distribution Date, the REMIC I Available Distribution Amount shall be distributed by REMIC I to REMIC III on account of the REMIC I Regular Interests and to Holders of the Class A-R Certificates in respect of Component I thereof, in the following amounts and order of priority:

(a) to REMIC III as the holder of REMIC I Regular Interests LT1, LT2, LT3 and LT4, pro rata, in an amount equal to (i) their Uncertificated Accrued Interest for such Distribution Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

(b) to Holders of the Class A-R Certificates in respect of Component I thereof until the Class Certificate Balance thereof has been reduced to zero; and

(c) to REMIC III as the holder of the REMIC I Regular Interests, in an amount equal to the remainder of the REMIC I Available Distribution Amount after the distributions made pursuant to clauses (a) and (b) above, allocated as follows:

(i) in respect of REMIC I Regular Interests LT2, LT3 and LT4, their respective Principal Distribution Amounts;

(ii) in respect of REMIC I Regular Interest LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

(iii) in respect of REMIC I Regular Interests LT2, LT3 and LT4 any remainder pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (a) above, until their respective Uncertificated Principal Balances are reduced to zero; and

(iv) any remaining amounts to the Holders of the Class A-R Certificates in respect of Component I thereof.

REMIC I Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC I Regular Interests LT1, LT2, LT3 and LT4, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y1 = the Uncertificated Principal Balance of REMIC I Regular Interest LT1 after distributions on the prior Distribution Date.

Y2 = the Uncertificated Principal Balance of REMIC I Regular Interest LT2 after distributions on the prior Distribution Date.

Y3 = the Uncertificated Principal Balance of REMIC I Regular Interest LT3 after distributions on the prior Distribution Date.

Y4 = the Uncertificated Principal Balance of REMIC I Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

ΔY1 = the REMIC I Regular Interest LT1 Principal Reduction Amount.

ΔY2 = the REMIC I Regular Interest LT2 Principal Reduction Amount.

ΔY3 = the REMIC I Regular Interest LT3 Principal Reduction Amount.

ΔY4 = the REMIC I Regular Interest LT4 Principal Reduction Amount.

P0 = the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

P1 = the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

ΔP = P0 - P1 = the aggregate of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

= the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group I Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class I-A-IO Certificates for prior Distribution Dates).

R0 = the Net WAC Cap (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

R1 = the Net WAC Cap (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

a = (Y2 + Y3)/P0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

Δ0 = the lesser of (A) the sum of (I) the sum for all Classes of Group I Certificates, other than the Class I-A-IO Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) its Class Principal Balance after distributions and the allocation of Realized Losses on the prior Distribution Date and (II) the Carryover Shortfall Amount for such Distribution Date and (B) R0*P0.

Δ1 = the lesser of (A) the sum of (I) the sum for all Classes of Group I Certificates, other than the Class I-A-IO Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) its Class Principal Balance after distributions and the allocation of Realized Losses to be made on such Distribution Date and (II) the Carryover Shortfall Amount for the next succeeding Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

ΔY2 = (a/2){( Δ0R1 - Δ1R0)/R0R1};

ΔY3 = aΔP - ΔY2; and

ΔY4 = ΔY3.

if both ΔY2 and ΔY3, as so determined, are non-negative numbers. Otherwise:

(1) If ΔY2, as so determined, is negative, then

ΔY2 = 0;

ΔY3 = a{Δ1R0P0 - Δ0R1P1}/{Δ1R0};

ΔY4 = ΔY3; and

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

(2) If ΔY3, as so determined, is negative, then

ΔY3 = 0;

ΔY2 = a{Δ1R0P0 - Δ0R1P1}/{2R1R0P1 - Δ1R0};

ΔY4 = ΔY3; and

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

REMIC I Realized Losses: Realized Losses on Mortgage Loans in Loan Group 1 shall be allocated to the REMIC I Regular Interests as follows:

(a) the interest portion of such Realized Losses, if any, shall be allocated among REMIC I Regular Interests LT1, LT2, LT4 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof;

(b) any interest portion of such Realized Losses in excess of the amount allocated pursuant to clause (a) of this definition shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to clause (c) of this definition; and

(c) the principal portion of such Realized Losses shall be allocated first to REMIC I Regular Interests LT2, LT3 and LT4 pro-rata according to their respective REMIC I Principal Reduction Amounts to the extent thereof in reduction of the Uncertificated Principal Balance thereof and, third, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC I Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

REMIC I Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC III. Each REMIC I Regular Interest shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT1: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC III. REMIC I Regular Interest LT1 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT1 on such Distribution Date.

REMIC I Regular Interest LT2: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC III. REMIC I Regular Interest LT2 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT2 on such Distribution Date.

REMIC I Regular Interest LT3: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC III. REMIC I Regular Interest LT3 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT3 on such Distribution Date.

REMIC I Regular Interest LT4: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I and held as an asset of REMIC III. REMIC I Regular Interest LT4 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC I Regular Interest LT4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT4 on such Distribution Date.

REMIC II-A: The segregated pool of assets described in Section 4.07(b)(iii).

REMIC II-A Available Distribution Amount: For any Distribution Date, the amounts deemed distributed with respect to the REMIC II-B Regular Interests pursuant to Section 4.07(c)(i).

REMIC II-A Distribution Amount: For any Distribution Date, the REMIC II-A Available Distribution Amount shall be distributed by REMIC II-A to REMIC III on account of the REMIC II-A Regular Interests and to the Class A-R Certificates in respect of Component II-A thereof, as follows: to each REMIC II-A Regular Interest in respect of Uncertificated Accrued Interest thereon and the Uncertificated Principal Balance thereof, the amount distributed in respect of interest and principal on the Related Class or Classes of Certificates (with such amounts having the same character as interest or principal with respect to the REMIC II-A Regular Interest as they have with respect to the Related Certificate or Certificates). Any remaining amount of the REMIC II-A Available Distribution Amount shall be distributed to Holders of the Class A-R Certificates in respect of Component II-A thereof.

REMIC II-A Realized Losses: Each REMIC II-A Regular Interest will be allocated those Realized Losses that are allocated to the Related Classes of Certificates in reduction of the interest or principal attributes thereof to the same extent that such Realized Losses reduced the corresponding attributes of such Related Certificates.

REMIC II-A Regular Interest: As defined in the Preliminary Statement hereto under “REMIC II-A.”

REMIC II-B: The segregated pool of assets described in Section 4.07(b)(ii).

REMIC II-B Available Distribution Amount: For each Loan Group in Aggregate Loan Group II for any Distribution Date, the sum of the Available Funds for such Loan Group.

REMIC II-B Distribution Amount: For any Distribution Date, the REMIC II-B Available Distribution Amount shall be distributed by REMIC II-B to REMIC II-A on account of the REMIC II-B Regular Interests and to Holders of the Class A-R Certificates in respect of Component II-B thereof in the following amounts and order of priority:

(a) To the extent of the REMIC II-B Available Distribution Amount for Loan Group 2:

(i) first, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-1 and Z-1, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii) second, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-1 and Z-1, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii) third, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-1 and Z-1, the REMIC II-B Y-1 Principal Distribution Amount and the REMIC II-B Z-1 Principal Distribution Amount, respectively.

(b) To the extent of the REMIC II-B Available Distribution Amount for Loan Group 3:

(i) first, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-2 and Z-2, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii) second, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-2 and Z-2, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii) third, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-2 and Z-2, the REMIC II-B Y-2 Principal Distribution Amount and the REMIC II-B Z-2 Principal Distribution Amount, respectively.

(c) To the extent of the REMIC II-B Available Distribution Amount for Loan Group 4:

(i) first, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-3 and Z-3, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii) second, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-3 and Z-3, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii) third, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-3 and Z-3, the REMIC II-B Y-3 Principal Distribution Amount and the REMIC II-B Z-3 Principal Distribution Amount, respectively.

(d) To the extent of the REMIC II-B Available Distribution Amount for Loan Group 5:

(i) first, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-4 and Z-4, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii) second, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-4 and Z-4, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii) third, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-4 and Z-4, the REMIC II-B Y-4 Principal Distribution Amount and the REMIC II-B Z-4 Principal Distribution Amount, respectively.

(e) To the extent of the REMIC II-B Available Distribution Amount for Loan Group 6:

(i) first, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-5 and Z-5, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(ii) second, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-5 and Z-5, concurrently, the Uncertificated Accrued Interest for such REMIC II-B Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

(iii) third, to REMIC II-A as the holder of REMIC II-B Regular Interests Y-5 and Z-5, the REMIC II-B Y-5 Principal Distribution Amount and the REMIC II-B Z-5 Principal Distribution Amount, respectively.

(f) To the extent of the REMIC II-B Available Distribution Amounts for each Loan Group in Aggregate Loan Group II for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) through (e) of this definition of “REMIC II-B Distribution Amount”:

(i) first, to REMIC II-A as the holder of each class of REMIC II-B Y and REMIC II-B Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such REMIC II-B Regular Interest, the aggregate amount of any distributions to the Certificates as reimbursement of such Realized Losses on such Distribution Date pursuant to section 4.02(d); provided, however, that any amounts distributed pursuant to this paragraph (f)(i) of this definition of “REMIC II-B Distribution Amount” shall not cause a reduction in the Uncertificated Principal Balances of any of the REMIC I Y and REMIC I Z Regular Interests; and

(ii) second, to Holders of the Class A-R Certificates in respect of Component II-B thereof, any remaining amount.

REMIC II-B Realized Losses: Realized Losses on Mortgage Loans in Aggregate Loan Group II shall be allocated to the REMIC II-B Regular Interests as follows: (1) the interest portion of Realized Losses on Mortgage Loans in Loan Group 2, if any, shall be allocated between the REMIC II-B Regular Interests Y-1 and Z-1 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (2) the interest portion of Realized Losses on Mortgage Loans in Loan Group 3, if any, shall be allocated between the REMIC II-B Regular Interests Y-2 and Z-2 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (3) the interest portion of Realized Losses on Mortgage Loans in Loan Group 4, if any, shall be allocated between the REMIC II-B Regular Interests Y-3 and Z-3 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (4) the interest portion of Realized Losses on Mortgage Loans in Loan Group 5, if any, shall be allocated between the REMIC II-B Regular Interests Y-4 and Z-4 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (5) the interest portion of Realized Losses on Mortgage Loans in Loan Group 6, if any, shall be allocated between the REMIC II-B Regular Interests Y-5 and Z-5 pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to Mortgage Loans in Aggregate Loan Group II shall be allocated to the REMIC II-B Regular Interests as follows: (1) the principal portion of Realized Losses on Mortgage Loans in Loan Group 2 shall be allocated, first, to the REMIC II-B Regular Interest Y-1 to the extent of the REMIC II-B Y-1 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such REMIC II-B Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC II-B Regular Interest Z-1 in reduction of the Uncertificated Principal Balance thereof; (2) the principal portion of Realized Losses on Mortgage Loans in Loan Group 3 shall be allocated, first, to the REMIC II-B Regular Interest Y-2 to the extent of the REMIC II-B Y-2 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such REMIC II-B Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC II-B Regular Interest Z-2 in reduction of the Uncertificated Principal Balance thereof; (3) the principal portion of Realized Losses on Mortgage Loans in Loan Group 4 shall be allocated, first, to the REMIC II-B Regular Interest Y-3 to the extent of the REMIC II-B Y-3 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such REMIC II-B Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC II-B Regular Interest Z-3 in reduction of the Uncertificated Principal Balance thereof; (4) the principal portion of Realized Losses on Mortgage Loans in Loan Group 5 shall be allocated, first, to the REMIC II-B Regular Interest Y-4 to the extent of the REMIC II-B Y-4 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such REMIC II-B Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC II-B Regular Interest Z-4 in reduction of the Uncertificated Principal Balance thereof; and (5) the principal portion of Realized Losses on Mortgage Loans in Loan Group 6 shall be allocated, first, to the REMIC II-B Regular Interest Y-5 to the extent of the REMIC II-B Y-5 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such REMIC II-B Regular Interest and, second, the remainder, if any, of such principal portion of such

Realized Losses shall be allocated to the REMIC II-B Regular Interest Z-5 in reduction of the Uncertificated Principal Balance thereof. For any Distribution Date, reductions in the Uncertificated Principal Balances of the REMIC II-B Regular Interests pursuant to this definition shall be determined, and shall be deemed to occur, prior to any reductions of such Uncertificated Principal Balances by distributions on such Distribution Date.

REMIC II-B Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. Each REMIC II-B Regular Interest shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II-B Regular Interests are set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Y-1: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Y-1 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Y-2: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Y-2 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Y-3: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Y-3 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Y-4: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Y-4 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Y-5: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Y-5 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Z-1: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Z-1 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Z-2: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Z-2 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Z-3: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Z-3 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Z-4: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Z-4 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Regular Interest Z-5: One of the separate non-certificated beneficial ownership interests in REMIC II-B issued hereunder and designated as a Regular Interest in REMIC II-B and held as an asset of REMIC II-A. REMIC II-B Regular Interest Z-5 shall accrue interest at the related Uncertificated REMIC II-B Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

REMIC II-B Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC II-B Y Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix 1.

REMIC II-B Y Regular Interests: The REMIC II-B Regular Interest Y-1, REMIC II-B Regular Interest Y-2, REMIC II-B Regular Interest Y-3, REMIC II-B Regular Interest Y-4 and REMIC II-B Regular Interest Y-5.

REMIC II-B Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Y-1 on such Distribution Date.

REMIC II-B Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Y-2 on such Distribution Date.

REMIC II-B Y-3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Y-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Y-3 on such Distribution Date.

REMIC II-B Y-4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Y-4 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Y-4 on such Distribution Date.

REMIC II-B Y-5 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Y-5 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Y-5 on such Distribution Date.

REMIC II-B Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC II-B Z Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC II-B Available Distribution Amount for the related Loan Group (i.e. the “related Loan Group” for the REMIC II-B Regular Interest Z-1 is Loan Group 2, the “related Loan Group” for the REMIC II-B Regular Interest Z-2 is Loan Group 3, the “related Loan Group” for the REMIC II-B Regular Interest Z-3 is Loan Group 4, the “related Loan Group” for the REMIC II-B Regular Interest Z-4 is Loan Group 5 and the “related Loan Group” for the REMIC I Regular Interest Z-5 is Loan Group 6) over the sum of the amounts thereof distributable (i) in respect of interest on such REMIC II-B Z Regular Interest and the related REMIC II-B Y Regular Interest and (ii) to such REMIC II-B Z Regular Interest and the related REMIC II-B Y Regular Interest pursuant to clause (f)(i) of the definition of “REMIC II-B Distribution Amount” and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the REMIC II-B Y Principal Reduction Amount for the related Loan Group.

REMIC II-B Z Regular Interests: The REMIC II-B Regular Interest Z-1, REMIC II-B Regular Interest Z-2, REMIC II-B Regular Interest Z-3, REMIC II-B Regular Interest Z-4 and REMIC II-B Regular Interest Z-5.

REMIC II-B Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Z-1 on such Distribution Date.

REMIC II-B Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Z-2 on such Distribution Date.

REMIC II-B Z-3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Z-3 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Z-3 on such Distribution Date.

REMIC II-B Z-4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Z-4 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Z-4 on such Distribution Date.

REMIC II-B Z-5 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II-B Z-5 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II-B Regular Interest Z-5 on such Distribution Date.

REMIC III: The segregated pool of assets described in Section 4.07(b)(iv).

REMIC III Available Distribution Amount: For any Distribution Date, the amounts deemed distributed with respect to the REMIC I Regular Interests and REMIC II-A Regular Interests pursuant to Section 4.07(c)(ii).

REMIC III Distribution Amount: For any Distribution Date, the REMIC III Available Distribution Amount shall be deemed distributed by REMIC III to Holders of the Certificates on account of the REMIC III Regular Interests and to the Class A-R Certificates in respect of Component III thereof, as follows: to each REMIC III Regular Interest in respect of accrued and unpaid interest thereon and the principal balance thereof, the amount distributed in respect of interest and principal on the Related Class or Classes of Certificates (with such amounts having the same character as interest or principal with respect to the REMIC III Regular Interest as they have with respect to such Certificates). Any remaining amount of the REMIC III Available Distribution Amount shall be distributed to Holders of the Class A-R Certificates in respect of Component III thereof.

REMIC III Interests: The REMIC III Regular Interests and Component III of the Class A-R Certificates.

REMIC III Realized Losses: Each REMIC III Regular Interest will be allocated those Realized Losses that are allocated to the Related Class of Certificates in reduction of the interest or principal attributes thereof to the same extent that such Realized Losses reduced the corresponding attributes of such Related Certificates.

REMIC III Regular Interest: As defined in the Preliminary Statement hereto under “REMIC III.”

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

REMIC Regular Interest: Any of the REMIC I, REMIC II-A, REMIC II-B and REMIC III Regular Interests.

REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N to this Agreement, as appropriate.

Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

Residual Certificates: As specified in the Preliminary Statement.

Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Restricted Classes: As defined in Section 4.02(e).

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in this Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act: The Securities Act of 1933, as amended.

Seller: Belvedere Trust Finance Corporation, a Delaware corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

Senior Certificate Group: As specified in the Preliminary Statement.

Senior Certificates: As specified in the Preliminary Statement.

Senior Credit Support Depletion Date: With respect to the Group I Senior Certificates and the Group II Senior Certificates, as applicable, the date on which the aggregate Class Certificate Balance of the Group I Subordinated Certificates or Group II Subordinated Certificates, as applicable, has been reduced to zero.

Senior Percentage: As to any Senior Certificate Group and Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each Class of Senior Certificates of such Senior Certificate Group (other than the Notional Amount Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balance of each Mortgage Loan in the related Loan Group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that with respect to the Group II Senior Certificates, on any Distribution Date after the fourth Senior Termination Date, the Senior Percentage for the Senior Certificates of the remaining related Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each such Class of Senior Certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Group II Certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date. In no event will any Senior Percentage be greater than 100%.

Senior Prepayment Percentage: As to any Senior Certificate Group related to Aggregate Loan Group I and any Distribution Date during the ten years beginning on the first Distribution Date, 100%. The related Senior Prepayment Percentage for any Senior Certificate Group related to Aggregate Loan Group I for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will, except as provided in this Agreement, be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the related Senior Percentage exceeds the Senior Percentage of such Senior Certificate Group as of the Closing Date, in which case the related Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the related Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied with respect to each Loan Group in Aggregate Loan Group I. Notwithstanding the foregoing, if the Two Times Test is satisfied on a Distribution Date, the Senior Prepayment Percentage for each Senior Certificate Group related to Aggregate Loan Group I will equal (x) if such Distribution Date is on or prior to the Distribution Date in October 2007, the related Senior Percentage for such Distribution Date plus 50% of an amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) if such Distribution Date is after the Distribution Date in October 2007, the related Senior Percentage.

As to any Senior Certificate Group related to Aggregate Loan Group II and any Distribution Date during the ten years beginning on the first Distribution Date, 100%. The related Senior Prepayment Percentage for any Senior Certificate Group related to Aggregate Loan Group II for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will, except as provided in this Agreement, be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the related Senior Percentage exceeds the Senior Percentage of such Senior Certificate Group as of the Closing Date, in which case the related Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the related Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied with respect to each Loan Group in Aggregate Loan Group II. Notwithstanding the foregoing, if the Two Times Test is satisfied on a Distribution Date, the Senior Prepayment Percentage for each Senior Certificate Group related to Aggregate Loan Group II will equal (x) if such Distribution Date is on or prior to the Distribution Date in October 2007, the related Senior Percentage for such Distribution Date plus 50% of an amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) if such Distribution Date is after the Distribution Date in October 2007, the related Senior Percentage.

Senior Principal Distribution Amount: As to any Distribution Date and Senior Certificate Group, the sum of (i) the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” with respect to the related Loan Group for such Distribution Date, (ii) with respect to any Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the related Senior Percentage of the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and (y) either (A) the related Senior Prepayment Percentage of the amount of the Liquidation Proceeds allocable to principal received on the Mortgage Loan, or (B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such prior calendar month and such Liquidated Mortgage Loan is in Aggregate Loan Group II, the related Senior Percentage, of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, (iii) the related Senior Prepayment Percentage of the amounts described in clauses (f) and (h) of the definition of “Principal Amount” with respect to the related Loan Group for such Distribution Date; (iv) any Transfer Payments Received for that Loan Group and Distribution Date; provided, however that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan in the related Loan Group that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of such Bankruptcy

Loss; provided further, however, on any Distribution Date after the fourth Senior Termination Date with respect to the Group II Certificates, the Senior Principal Distribution Amount for the related remaining Senior Certificate Groups will be calculated pursuant to the above formula based on all the Mortgage Loans in Aggregate Loan Group II, as opposed to the Mortgage Loans in the related Loan Group.

Senior Step Down Conditions: With respect to all the Mortgage Loans in Aggregate Loan Group I: (i) the aggregate Stated Principal Balance of all Mortgage Loans in Loan Group 1 delinquent 60 days or more (including Mortgage Loans in foreclosure, REO Property and Mortgage Loans the Mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Group I Subordinated Certificates for the related Distribution Date, does not equal or exceed 50%, and (ii) cumulative Realized Losses on all Mortgage Loans in Loan Group 1 do not exceed: (a) for the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of the related Original Subordinate Principal Balance, (b) for the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (c) for the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (d) for the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (e) for the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the related Original Subordinate Principal Balance.

With respect to the Mortgage Loans in each of the Loan Groups included in Aggregate Loan Group II: (i) the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, REO Property and Mortgage Loans the Mortgagors of which are in bankruptcy) (averaged over the preceding six-month period), as a percentage of (a) if such date is on or prior to the fourth related Senior Termination Date, the Subordinated Percentage for such Loan Group of the aggregate Stated Principal Balances of the Mortgage Loans in that Loan Group, or (b) if such date is after the fourth related Senior Termination Date, the aggregate Class Certificate Balance of the Group II Subordinated Certificates for the related Distribution Date, is less than 50%, and (ii) cumulative Realized Losses on all of the Mortgage Loans in Aggregate Loan Group II do not exceed: (a) for the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of the related Original Subordinate Principal Balance, (b) for the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (c) for the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (d) for the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (e) for the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the related Original Subordinate Principal Balance.

Senior Termination Date: For each Senior Certificate Group, the Distribution Date on which the Class Certificate Balances of the related Classes of Senior Certificates have been reduced to zero.

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Master Servicer of its servicing obligations,

including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

Special Hazard Coverage Termination Date: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

Special Hazard Loss: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section 3.09 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

(a) normal wear and tear;

(b) fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

(c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

(d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term “Special Hazard Loss;”

(e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2. by military, naval or air forces; or

3. by an agent of any such government, power, authority or forces;

(f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

(g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount: With respect to the first Distribution Date and the Group II Certificates, $3,397,076. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans in Aggregate Loan Group II, (ii) twice the principal balance of the largest Mortgage Loan in Aggregate Loan Group II and (iii) the aggregate of the principal balances of all Mortgage Loans in Aggregate Loan Group II secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Group II Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

Special Hazard Mortgage Loan: A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor’s Ratings Services, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

Startup Day: The Closing Date.

Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) plus any Subsequent Recoveries and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Streamlined Documentation Mortgage Loan: Any Mortgage Loan originated pursuant to Countrywide Home Loan Inc.’s Streamlined Loan Documentation Program then in effect.

Subordinate Pass-Through Rate: For the Interest Accrual Period related to each Distribution Date and each Aggregate Loan Group, a per annum rate equal to (1) the sum of the following for each Loan Group in the applicable Aggregate Loan Group: the product of (x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and (y) the related Subordinated Portion immediately prior to that Distribution Date, divided by (2) the aggregate Class Certificate Balance of the related Subordinated Certificates immediately prior to that Distribution Date.

Subordinated Certificates: As specified in the Preliminary Statement.

Subordinated Percentage: For any Distribution Date, the Group I Certificates and Loan Group 1, 100% minus the Senior Percentage for the Group I Senior Certificates for such Distribution Date. For any Distribution Date and Loan Group in Aggregate Loan Group II, (i) on and prior to the fourth Senior Termination Date relating to the Group II Certificates, 100% minus the Senior Percentage for the Senior Certificate Group relating to such Loan Group for such Distribution Date and (ii) after the fourth Senior Termination Date relating to the Group II Certificates, 100% minus the Senior Percentage for the outstanding Group II Senior Certificates for such Distribution Date.

Subordinated Portion: For any Distribution Date and a Loan Group in an Aggregate Loan Group, an amount equal to the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date in the month prior to the month of such Distribution Date, minus the aggregate Class Certificate Balanced of the related Classes of Senior Certificates immediately prior to such Distribution Date.

Subordinated Prepayment Percentage: As to any Distribution Date and Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date.

Subordinated Principal Distribution Amount: With respect to any Distribution Date and the Group I Subordinated Certificates, the sum of the following amounts for Loan Group 1: (i) the Subordinated Percentage of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for that Loan Group and that Distribution Date, (ii) with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of “Senior Principal Distribution Amount,” up to the related Subordinated Percentage for that Loan Group of the Stated Principal Balance of that Mortgage Loan, and (iii) the sum of the related Subordinated Prepayment Percentage for that Loan Group of all amounts described in clauses (f) and (h) of the definition of “Principal Amount” for such Loan Group and Distribution Date.

With respect to any Distribution Date, the Group II Subordinated Certificates and Aggregate Loan Group II, the sum of the following amounts for each Loan Group in Aggregate Loan Group II: an amount equal to the excess of (A) the sum, not less than zero, of (i) the Subordinated Percentage of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for that Loan Group and that Distribution Date, (ii) with respect to each Mortgage Loan in that Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (ii) of the definition of “Senior Principal Distribution Amount,” up to the related Subordinated Percentage for such Loan Group of the Stated Principal Balance of that Mortgage Loan, and (iii) the sum of the related Subordinated Prepayment Percentage for that Loan Group of all amounts described in clauses (f) and (h) of the definition of “Principal Amount” for such Loan Group and Distribution Date less (B) any Transfer Payments Made for such Loan Group; provided, however, that on any Distribution Date after the related fourth Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by Loan Group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage and Subordinated Prepayment Percentage for the Group II Subordinated Certificates for such Distribution Date with respect to all of the Mortgage Loans in Aggregate Loan Group II as opposed to the Mortgage Loans only in the related Loan Group.

Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.08) specifically related to such Liquidated Mortgage Loan.

Subservicer: Any person to whom the Master Servicer has contracted for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02.

Substitute Mortgage Loan: A Mortgage Loan substituted by a Transferor or the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) have a Maximum Mortgage Rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (vi) have a Minimum Mortgage Rate specified in its related mortgage note not more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (vii) have the same Mortgage Index, Mortgage Index reset period and Periodic Rate Cap as the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and (ix) comply with each representation and warranty set forth in Section 2.03.

Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(b).

Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury Regulation § 1.860F-4(d) and temporary Treasury Regulation § 301.6231(a)(7)-1T. The Holder of the largest percentage interest in the Class A-R Certificates shall be the Tax Matters Person for each REMIC formed hereunder, as more particularly set forth in Section 8.11 hereof. The Trustee, or any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.01.

Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transfer Payment Made: As defined in Section 4.05.

Transfer Payment Received: As defined in Section 4.05.

Transferor: With respect to the Countrywide Mortgage Loans, Countrywide Home Loans, Inc.; with respect to the E-LOAN Mortgage Loans, E-LOAN, Inc.; with respect to the National City Mortgage Loans, National City; with respect to the NBC Mortgage Loans, NBC; with respect to the Quicken Mortgage Loans, Quicken; with respect to the UBS Mortgage Loans, UBS; and with respect to the 1st Service Bank Mortgage Loans, 1st Service Bank.

Trust Fund: The corpus of the trust created under this Agreement consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance of the Mortgage Loans; (ii) the Certificate Account, the Distribution Account and the Carryover Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) all the right, title and interest of the Seller (but none of its obligations) in, to and under the Countrywide Purchase Agreement pursuant to the Countrywide Acknowledgement in respect of the Countrywide Mortgage Loans; (v) all the right, title and interest of the Seller (but none of its obligations) in, to and under the E-LOAN Sale Agreement pursuant to the E-LOAN Acknowledgement in respect of the E-LOAN Mortgage Loans; (vi) all the right, title and interest of the Seller (but none of its obligations) in, to and under the National City Sale Agreement pursuant to the National City Acknowledgement in respect of the National City Mortgage Loans;(vii) all the right, title and interest of the Seller (but none of its obligations) in, to and under the NBC Sale Agreement pursuant to the NBC Acknowledgement in respect of the NBC Bank Mortgage Loans;(viii) all the right, title and interest of the Seller (but none of its obligations) in, to and under the Quicken Sale Agreement pursuant to the Quicken Acknowledgement in respect of the Quicken Mortgage Loans;(ix) all the right, title and interest of the Seller (but none of its obligations) in, to and under the UBS Purchase Agreement and the UBS Acknowledgement in respect of the UBS Mortgage Loans;(x) all the right, title and interest of the Seller (but none of its obligations) in, to and under the 1st Service Bank Sale Agreement pursuant to the 1st Service Bank Acknowledgement in respect of the 1st Service Bank Mortgage Loans; and (xi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trustee: The Bank of New York and its successors and, if a successor trustee is appointed under this Agreement, such successor.

Trustee Advance Rate: With respect to any Advance made by the Trustee pursuant to Section 4.01(b), a per annum rate of interest determined as of the date of such Advance equal to the Prime Rate in effect on such date plus 5.00%.

Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance of each Aggregate Loan Group with respect to such Distribution Date.

Trustee Fee Rate: With respect to each Mortgage Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

Two Times Test: As to any Distribution Date and the Group I Subordinated Certificates, if (i) the Aggregate Subordinated Percentage for the Group I Subordinated Certificates is at least 200% of the related Aggregate Subordinated Percentage as of the Closing Date, (ii) the outstanding aggregate Stated Principal Balance of all Mortgage Loans in Aggregate Loan Group I delinquent 60 days or more (including Mortgage Loans in foreclosure, REO Property and Mortgage Loans the Mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the Subordinated Percentage for Aggregate Loan Group I of the aggregate Stated Principal Balances of the Mortgage Loans in Aggregate Loan Group I, does not equal or exceed 50%, and (iii) the cumulative Realized Losses on all the Mortgage Loans in Aggregate Loan Group I do not exceed (x) with respect to any Distribution Date on or prior to October 2007, 20% of the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the Closing Date or (y) with respect to any Distribution Date after October 2007, 30% of the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the Closing Date.

As to any Distribution Date and the Group II Subordinated Certificates, if (i) the Aggregate Subordinated Percentage for the Group II Subordinated Certificates is at least 200% of the related Aggregate Subordinated Percentage as of the Closing Date, (ii) the outstanding aggregate Stated Principal Balance of all Mortgage Loans in a Loan Group in Aggregate Loan Group II delinquent 60 days or more (including Mortgage Loans in foreclosure, REO Property and Mortgage Loans the Mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the fourth related Senior Termination Date, the Subordinated Percentage for such Loan Group of the aggregate Stated Principal Balances of the Mortgage Loans in that Loan Group, or (b) if such date is after the fourth related Senior Termination Date, the aggregate Class Certificate Balance of the Group II Subordinated Certificates for such Distribution Date, does not equal or exceed 50% and (iii) the cumulative Realized Losses on all the Mortgage Loans in Aggregate Loan Group II do not exceed (x) with respect to any Distribution Date on or prior to October 2007, 20% of the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the Closing Date or (y) with respect to any Distribution Date after October 2007, 30% of the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the Closing Date.

UBS: UBS Real Estate Securities Inc.

UBS Acknowledgement: The Assignment, Assumption and Recognition Agreement, dated as of October 1, 2004, among GMAC Mortgage Corporation, as servicer, the Seller, the Depositor and the Master Servicer.

UBS Purchase Agreement: That certain Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2004, between UBS and the Seller, including any commitment letters entered into with respect to the UBS Mortgage Loans pursuant to such agreement.

UBS Mortgage Loans: Those certain Mortgage Loans purchased by the Seller pursuant to the UBS Purchase Agreement and sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement and that are identified as such on the Mortgage Loan Schedule.

Uncertificated Accrued Interest: With respect to each REMIC Regular Interest (other than REMIC III Regular Interests) on each Distribution Date, an amount equal to one month’s interest at the Uncertificated REMIC I Pass-Through Rate, Uncertificated REMIC II-A Pass-Through Rate or Uncertificated REMIC II-B Pass-Through Rate, as applicable, on the Uncertificated Principal Balance of such REMIC Regular Interest. Uncertificated Accrued Interest for such Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. In each case, for purposes of the distributions, Uncertificated Accrued Interest will be reduced by the interest portion of any Realized Losses allocated, with respect to the REMIC I Regular Interests, to such REMIC Regular Interests pursuant to the definition of REMIC I Realized Losses, with respect to the REMIC II-B Regular Interests, to such REMIC Regular Interests pursuant to the definition of REMIC II-B Realized Losses and with respect to the REMIC II-A Regular Interests, to the Related Classes of Certificates and by Net Prepayment Interest Shortfalls.

Uncertificated Principal Balance: The principal amount of any REMIC I, REMIC II-A or REMIC II-B Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I, REMIC II-A and REMIC II-B Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its Initial Uncertificated Principal Balance under “REMIC I,” “REMIC II-A” and “REMIC II-B,” respectively. On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest, REMIC II-B Regular Interest and REMIC II-A Regular Interest shall be reduced, in the case of REMIC I Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the REMIC I Regular Interests in accordance with the definition of REMIC I Realized Loss and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC I Regular Interests pursuant to Section 4.07(c)(ii), in the case of REMIC II-B Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the REMIC II-B Regular Interests in accordance with the definition of REMIC II-B Realized Losses and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC II-B Regular Interests pursuant to Section 4.07(c)(i), and, in the case of REMIC II-A Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the Related Classes of Certificates on such Distribution Date (ii) all distributions of principal made on such Related Classes of Certificates on such Distribution Date.

Uncertificated REMIC I Pass-Through Rate: For any REMIC I Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement under “REMIC I.”

Uncertificated REMIC II-A Pass-Through Rate: For any REMIC II-A Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement under “REMIC II-A.”

Uncertificated REMIC II-B Pass-Through Rate: For any REMIC II-B Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement under “REMIC II-B.”

Undercollateralized Group: As defined in Section 4.05.

Underwriter’s Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

Weighted Average Adjusted Net Mortgage Rate: For each Loan Group, the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group, weighted on the basis of its Stated Principal Balance.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

REPRESENTATIONS AND WARRANTIES

SECTION 2.01. Conveyance of Mortgage Loans

(a) The Depositor, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee, without recourse, the following property (collectively, the “Conveyed Assets”) (i) all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, (ii) all the right, title and interest of the Depositor (but none of its obligations) in, to and under the Mortgage Loan Purchase Agreement, (iii) all the right, title and interest of the Depositor (but none of its obligations) in, to and under the Countrywide Purchase Agreement pursuant to the Countrywide Acknowledgements in respect of the Countrywide Mortgage Loans, (iii) all the right, title and interest of the Seller (but none of its obligations) in, to and under the E-LOAN Sale Agreement pursuant to the E-LOAN Acknowledgement in respect of the E-LOAN Mortgage Loans, (iv) all the right, title and interest of the Seller (but none of its obligations) in, to and under the National City Sale Agreement pursuant to the National City Acknowledgement in respect of the National City Mortgage Loans,(v) all the right, title and interest of the Seller (but none of its obligations) in, to and under the NBC Sale Agreement pursuant to the NBC Acknowledgement in respect of the NBC Mortgage Loans, (vi) all the right, title and interest of the Seller (but none of its obligations) in, to and under the Quicken Sale Agreement pursuant to the Quicken Acknowledgement in respect of the Quicken Mortgage Loans, (vii) all the right, title and interest of the Seller (but none of its obligations) in, to and under the UBS Purchase Agreement and the UBS Acknowledgement in respect of the UBS Mortgage Loans, and (viii) all the right, title and interest of the Seller (but none of its obligations) in, to and under the 1st Service Bank Sale Agreement pursuant to the 1st Service Bank Acknowledgement in respect of the 1st Service Bank Mortgage Loans. On or prior to the Closing Date, the Depositor shall deliver to the Trustee, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of the Delay Delivery Mortgage Loans, such delivery may take place within thirty (30) days following the Closing Date). Such delivery of the Mortgage Files shall be made against delivery by the Trustee of the Certificates to the Depositor or its designee. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Depositor shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the applicable Distribution Date, an amount equal to one month’s interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

(b) The Depositor further sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor’s right to require the Seller to cure any breach of a representation or warranty made in this Agreement by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

(c) In connection with the transfer and assignment set forth in clause (a) and (b) above, the Depositor has delivered or caused to be delivered to the Trustee (or, in the case of the Delay Delivery Mortgage Loans that are Mortgage Loans, the Depositor will cause the Seller or the relevant Transferor to deliver or cause to be delivered to the Trustee within thirty (30) days following the Closing Date) for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

(i) (A) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: “Pay to the order of                      without recourse,” with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

(B) with respect to any Lost Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(ii) except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Seller as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further, that such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico;

(iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

(v) except as provided below, the original or duplicate original lender’s title policy or a printout of the electronic equivalent and all riders thereto; and

(vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

(A) The Coop Shares, together with a stock power in blank;

(B) The executed Security Agreement;

(C) The executed Proprietary Lease;

(D) The executed Recognition Agreement;

(E) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the applicable Seller’s interest in the Coop Shares and the Proprietary Lease; and

(F) The executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will use its best reasonable efforts to cause, at the Trustee’s expense, the MERS® System to indicate that such Mortgage Loans have been assigned by the applicable Transferor to the Seller in accordance with the applicable Purchase Agreement and by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the series of the Certificates issued in connection with such Mortgage Loans. The Seller further agrees that it will not and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller or the relevant Transferor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery of this Agreement because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to the relevant Transferor, the Seller, the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Seller or the relevant Transferor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; provided, however, in the event the Seller or the relevant Transferor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Seller or the relevant Transferor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Seller or the relevant Transferor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the relevant Transferor, the Seller, the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a “lost instruments affidavit and indemnity” or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Seller or the relevant Transferor shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days after such transfer and assignment, the Trustee shall (i) as the assignee thereof, affix the following language to each assignment of Mortgage: “BellaVista Series 2004-1, The Bank of New York as trustee”, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof and that the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which in the opinion of counsel the recordation of such assignment is not necessary to protect the Trustee’s and the Certificateholders’ interest in the related Mortgage Loan.

In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Seller or the relevant Transferor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05.

Notwithstanding anything to the contrary in this Agreement, within thirty days after the Closing Date with respect to the Mortgage Loans, the Seller or the relevant Transferor shall either (i) deliver to the Depositor, or at the Depositor’s direction, to the Trustee or other designee of the Depositor the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) (A) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (B) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that if the Seller or the relevant Transferor fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the thirty-day period provided in the prior sentence, the Seller or the relevant Transferor shall effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller or the relevant Transferor shall have five (5) Business Days to cure such failure to deliver. At the end of such thirty-day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such thirty-day period in accordance with the provisions of Section 2.02.

SECTION 2.02. Acceptance by Trustee of the Mortgage Loans.

(a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F (an “Initial Certification”) and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

The Trustee agrees to execute and deliver on the Closing Date to the Depositor and the Master Servicer an Initial Certification. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to the Mortgage Loans. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

On or about the thirtieth (30th) day after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Delay Delivery Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit G (a “Delay Delivery Certification”), with any applicable exceptions noted thereon.

Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Final Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit H (a “Final Certification”), with any applicable exceptions noted thereon.

If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File that does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Depositor shall cause the Seller or the relevant Transferor to promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller or the relevant Transferor does not correct or cure such defect within such period, the Depositor shall cause the Seller or the relevant Transferor to either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller or the relevant Transferor was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer, the Depositor, the relevant Transferor or the Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) that has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Depositor, the Seller or the relevant Transferor in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Depositor or, at the direction of the Depositor, to the Seller or the relevant Transferor and shall execute and deliver at the Depositor’s, Seller’s or the relevant Transferor’s request such instruments of transfer or assignment prepared by the Depositor, the Seller or the relevant Transferor, in each case without recourse, as shall be necessary to vest in the Depositor, Seller, the relevant Transferor, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions the Depositor, the Seller or the relevant Transferor repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller or the relevant Transferor and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the Depositor, the Seller or the relevant Transferor as the beneficial holder of such Mortgage Loan.

(b) The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth in this Agreement. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

(c) It is understood and agreed that the obligation of the Depositor to cause the Seller or the relevant Transferor to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

SECTION 2.03. Representations, Warranties and Covenants of the Master Servicer and Breach of Representations under Mortgage Loan Purchase Agreement or Purchase Agreements.

(a) The Master Servicer hereby makes the representations and warranties set forth in Schedule II to this Agreement, and by this reference incorporated in this Agreement, to the Depositor and the Trustee, as of the Closing Date.

(b) Upon discovery by any of the parties hereto of a breach of a representation or warranty made by the Seller pursuant to the Mortgage Loan Purchase Agreement or a breach of a representation or warranty made by a Transferor in the applicable Purchase Agreement that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties, the Seller and the relevant Transferor. Within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty referred to in the preceding sentence that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Depositor shall cause the Seller or the relevant Transferor to cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan.

If the Depositor fails to take any action in accordance with the preceding paragraph after the Depositor has been notified of a breach of a representation or warranty it, the Seller or a Transferor has made that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Trustee shall pursue any remedies available to it against the Depositor. The Depositor shall promptly reimburse the Trustee and the Master Servicer for any expenses reasonably incurred by the Trustee or the Master Servicer in respect of enforcing the remedies for such breach.

With respect to any Substitute Mortgage Loan or Loans, the Depositor shall cause the Seller or the related Transferor to deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Depositor on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Depositor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.04 with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Depositor and shall execute and deliver at the Depositor’s direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor or, at the direction of the Depositor, the Seller, the related Transferor, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which the Depositor, the Seller or a Transferor substitutes or causes the substitution of one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate Stated Principal Balances of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Certificate Account by the Depositor, or the Seller or the related Transferor at the direction of the Depositor, on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that the Seller or a Transferor shall have repurchased a Mortgage Loan, the Depositor shall cause the Purchase Price therefor to be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller or the related Transferor, as applicable, became obligated under the Mortgage Loan Purchase Agreement or under the related

Purchase Agreement, as applicable, to repurchase or replace (or cause the repurchase or replacement of) such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of the Depositor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Depositor respecting such breach available to Certificateholders or the Trustee on their behalf.

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

Notwithstanding anything to the contrary in this Agreement, with respect to any action which this Agreement provides shall be taken by the Seller or a Transferor and which the Seller or a Transferor is obligated to take under the Mortgage Loan Purchase Agreement or respective Purchase Agreement, as applicable, (i) if the relevant Transferor is an affiliate of the Master Servicer, then the Master Servicer shall use its best reasonable efforts to cause such Transferor to take such action and the Depositor shall have no obligation or responsibility whatsoever either to take such action or to use any efforts to cause such Transferor to take such action, (ii) if the relevant Transferor is not an affiliate of the Master Servicer, then upon the request of the Master Servicer the Depositor shall cause the Seller to use its best reasonable efforts to enforce such Transferor’s obligation to take such action but shall have no further obligation if such Transferor fails to take such action after the Depositor has caused the Seller to use its best reasonable efforts to cause such Transferor to take such action and (iii) in no event shall the Depositor be obligated to take any action that is an obligation of a Transferor under a Purchase Agreement. All action taken by the Master Servicer or the Depositor pursuant to the preceding sentence shall be at their own expense.

If the Depositor, the Seller or the Master Servicer, as applicable, fails to enforce any obligation of a Transferor under the related Purchase Agreement, the Trustee shall pursue any remedies available to it against the Seller or such Transferor, and the Depositor shall cause the Seller to (in the case of a Transferor that is not an affiliate of the Master Servicer) or the Master Servicer shall (in the case of a Transferor that is an affiliate of the Master Servicer) promptly reimburse the Trustee for any expenses reasonably incurred by the Trustee in respect of taking such action.

SECTION 2.04. Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan that immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee pursuant to this Agreement, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a “breach”), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

SECTION 2.05. Delivery of Opinion of Counsel in Connection With Substitutions.

(a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the Transferor or the Depositor delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on “prohibited transactions” on the Trust Fund or contributions after the Startup Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

(b) Upon discovery by the Depositor, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Depositor, or the Seller or the relevant Transferor at the direction of the Depositor, to either (i) substitute if the conditions in Section 2.03(b) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Depositor, or the Seller or the relevant Transferor, at the direction of the Depositor, the Mortgage Loan to be released pursuant to this Section in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

If the Depositor, the Seller or the relevant Transferor fails to take any action after it has received notice in accordance with the preceding paragraph, the Trustee shall pursue any remedies available to it against the Depositor, the Seller or the relevant Transferor. The Depositor shall promptly reimburse the Trustee for any expenses reasonably incurred by the Trustee in respect of enforcing the remedies for such breach.

SECTION 2.06. Execution and Delivery of Certificates.

The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

SECTION 2.07. Covenants of the Master Servicer.

The Master Servicer covenants to the Depositor and the Trustee as follows:

(a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

(b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

SECTION 2.08. Additional Representations of Depositor.

The Depositor hereby represents and warrants to the Trustee that as of the Closing Date:

(a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor.

(b) The Mortgage Notes constitute “promissory notes” within the meaning of the applicable UCC.

(c) The Depositor owns and has good and marketable title to the Mortgage Loans free and clear of any lien of any Person.

(d) The Depositor will cause to be filed all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans hereunder.

(e) Other than the conveyance to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or any security interest that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

(f) None of the Mortgage Notes have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee, except for (i) any endorsements that are part of a complete chain of endorsements from the originator of the Mortgage Notes to the Trustee, and (ii) any marks or notations pertaining to liens that have been terminated or released.

(g) None of the provisions of this Section 2.08 shall be waived without the prior written confirmation from Standard & Poor’s that such waiver shall not result in a reduction or withdrawal of the then-current rating of the Certificates.

ARTICLE III

ADMINISTRATION AND SERVICING

OF MORTGAGE LOANS

SECTION 3.01. Master Servicer to Service Mortgage Loans.

For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, subject to the terms of this Agreement (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds (which for the purpose of this Section 3.01 includes any Subsequent Recoveries) and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created under this Agreement to fail to qualify as a REMIC or result in the imposition of any tax under section 860F(a) or section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

SECTION 3.02. Subservicing; Enforcement of the Obligations of Subservicers.

(a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated under this Agreement. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

(b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

(c) Upon the direction of the Master Servicer, the Trustee shall cooperate with any Subservicer in the manner so directed by the Master Servicer; provided, however, that the Trustee shall be under no obligation to take any action or cooperate in any manner with a Subservicer if the Trustee does not have an obligation to take such action or cooperate in such manner with respect to the Master Servicer pursuant to the express terms of this Agreement.

SECTION 3.03. Rights of the Depositor and the Trustee in Respect of the Master Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

SECTION 3.04. Trustee to Act as Master Servicer.

In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall then assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.09 or any acts or omissions of the predecessor Master Servicer under this Agreement), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer under this Agreement). Any such assumption shall be subject to Section 7.02. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

SECTION 3.05. Collection of Mortgage Loan Payments; Certificate Account; Distribution Account; Carryover Reserve Fund.

(a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited no later than two Business Days after receipt (or, if the current long-term credit rating of Countrywide Home Loans, Inc. is reduced below “A-” by S&P or “A3” by Moody’s, the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt), except as otherwise specifically provided in this Agreement, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

(ii) all payments on account of interest on the Mortgage Loans, net of the related Master Servicing Fee and any lender paid mortgage insurance premiums;

(iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of a Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer’s normal servicing procedures;

(iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments;

(v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09(d) and in respect of net monthly rental income from REO Property pursuant to Section 3.11;

(vi) all Substitution Adjustment Amounts;

(vii) all Advances made by the Master Servicer pursuant to Section 4.01; and

(viii) any other amounts required to be deposited under this Agreement.

In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the related Master Servicing Fee.

The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision in this Agreement to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

(c) Prior to the initial Distribution Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the LIBOR Certificates, the Carryover Reserve Fund and shall deposit $1,000 therein upon receipt from or on behalf of the Depositor of such amount. All funds on deposit in the Carryover Reserve Fund shall (i) be held separate and apart from, and shall not be commingled with, any other monies, including without limitation, other monies held by the Trustee pursuant to this Agreement and (ii) remain uninvested.

On each Distribution Date, the Trustee shall deposit into the Carryover Reserve Fund all amounts distributable to the Class I-A-IO Certificates on such Distribution Date. The Trustee shall make withdrawals from the Carryover Reserve Fund to make distributions pursuant to Section 4.02(a)(10) exclusively (other than as expressly provided for in Section 3.08). Upon the earlier of (A) the retirement of the LIBOR Certificates and (B) the termination of the Trust Fund in accordance with Section 9.01 or Section 9.02, the Trustee shall distribute all monies on deposit in the Carryover Reserve Fund to the Depositor.

(d) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain in the Distribution Account the following:

(i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.08(a)(ix);

(ii) any amount deposited by the Master Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments; and

(iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision in this Agreement to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer’s Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

(e) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds in such account as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided in this Agreement. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.05.

(f) The Master Servicer shall give notice to the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Master Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account or the Carryover Reserve Fund prior to any change thereof.

SECTION 3.06. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

(a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain in such accounts all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing in this Agreement shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

(b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments and insurance premiums) and 3.09 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01. The Escrow Accounts shall not be a part of the Trust Fund.

(c) The Master Servicer shall advance any payments referred to in Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

SECTION 3.07. Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder or Certificate Owner which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder or Certificate Owner for actual expenses incurred by the Master Servicer in providing such reports and access.

SECTION 3.08. Permitted Withdrawals From the Certificate Account, the Distribution Account and the Carryover Reserve Fund.

(a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

(i) to pay to the Master Servicer (to the extent not previously retained by the Master Servicer), the servicing compensation to which it is entitled pursuant to Section 3.14 and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

(ii) to reimburse each of the Master Servicer and the Trustee for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

(iii) to reimburse each of the Master Servicer and the Trustee for any Nonrecoverable Advance previously made by it;

(iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

(v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer’s right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06 and (b) for unpaid Master Servicing Fees as provided in Section 3.11;

(vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received on such Mortgage Loan after the date of such purchase;

(vii) to reimburse the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

(viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

(ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

(x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer’s Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

(b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders, in the manner specified in this Agreement (and may withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

(i) to pay to itself the Trustee Fee for the related Distribution Date;

(ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

(iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein;

(iv) to reimburse the Trustee for any unreimbursed Advances made by it pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (iv) being limited to (x) amounts received on the related Mortgage Loan(s) in respect of which any such Advance was made and (y) amounts not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(ii) hereof;

(v) to reimburse the Trustee for any Nonrecoverable Advance previously made by the Trustee pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (v) being limited to amounts not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(iii) hereof; and

(vi) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

(c) The Trustee shall withdraw funds from the Carryover Reserve Fund for distribution to the LIBOR Certificates in the manner specified in Section 4.02(a)(10) (and may withhold from the amounts so withdrawn the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Carryover Reserve Fund for the following purposes:

(i) to withdraw any amount deposited in the Carryover Reserve Fund and not required to be deposited therein; and

(ii) to clear and terminate the Carryover Reserve Fund upon the retirement of LIBOR Certificates pursuant to Section 9.01.

SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

(a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer’s normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of liquidation proceeds or Subsequent Recoveries to the extent permitted by Section 3.08. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

(c) The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

Except with respect to any Lender PMI Mortgage Loans, the Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. With respect to the Lender PMI Mortgage Loans, the Master Servicer shall maintain the Primary Insurance Policy for the life of such Mortgage Loans, unless otherwise provided for in the related Mortgage Note or prohibited by law.

The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds and Subsequent Recoveries.

(d) In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

(a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(b) Subject to the Master Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

SECTION 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a) The Master Servicer shall exercise its discretion, consistent with customary servicing procedures and the terms of this Agreement, with respect to the enforcement and servicing of defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest with respect thereto, including but not limited to the sale of such Mortgage Loan to a third party, the modification of such Mortgage Loan, or foreclosure upon the related Mortgaged Property and disposition thereof. In connection with any foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds and Subsequent Recoveries (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement of such costs and expenses from the liquidation proceeds and Subsequent Recoveries with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee’s capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Trust Fund. In that event, the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, and that the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Master Servicing Fees; second, to reimburse the Master Servicer or the Trustee for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer or the Trustee pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.14.

The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 151 days or more delinquent at a price equal to the Purchase Price; provided, however, that the Master Servicer may only exercise this right on or before the next to the last day of the calendar month in which such Mortgage Loan became 151 days delinquent (such month, the “Eligible Repurchase Month”); provided further, that any such Mortgage Loan which becomes current but thereafter becomes delinquent may be purchased by the Master Servicer pursuant to this Section in any ensuing Eligible Repurchase Month. The Purchase Price for any Mortgage Loan purchased under this Section 3.11 shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N to this Agreement, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee’s right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

(b) The Master Servicer may agree to a modification of any Mortgage Loan (the “Modified Mortgage Loan”) if (i) the modification is in lieu of a refinancing, (ii) the Mortgage Rate on the Modified Mortgage Loan is approximately a prevailing market rate for newly-originated mortgage loans having similar terms and (iii) the Master Servicer purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of modification and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan. For federal income tax purposes, the Trustee shall account for such purchase as a prepayment in full of the Modified Mortgage Loan.

The Master Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.05 within one Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Modified Mortgage Loan previously transferred and assigned pursuant to this Agreement. The Master Servicer covenants and agrees to indemnify the Trust Fund against any liability for any “prohibited transaction” taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (b), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Master Servicer (but such obligation shall not prevent the Master Servicer or any other appropriate Person from in good faith contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund or the Master Servicer.

SECTION 3.12. Trustee to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered a “Request for Release” substantially in the form of Exhibit N of this Agreement. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer’s direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation on the Mortgage Note. The Master Servicer is authorized to cause the removal from the registration on the MERS® System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.13. Documents, Records and Funds in Possession of Master Servicer to Be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds and any Subsequent Recoveries, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

SECTION 3.14. Servicing Compensation.

As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Master Servicing Fee; provided, that the aggregate Master Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls for each Aggregate Loan Group, if any, with respect to such Distribution Date, but not to exceed the related Compensating Interest for each Aggregate Loan Group for such Distribution Date, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Distribution Account by the Depositor pursuant to Section 2.01(a) and not so deposited.

Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

SECTION 3.15. Access to Certain Documentation.

The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Certificateholders or Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

SECTION 3.16. Annual Statement as to Compliance.

The Master Servicer shall deliver to the Depositor and the Trustee on or before 80 days after the end of the Master Servicer’s fiscal year, commencing with its 2004 fiscal year, an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

SECTION 3.17. Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

On or before 80 days after the end of the Master Servicer’s fiscal year, commencing with its 2004 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Depositor or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer’s expense, provided that such statement is delivered by the Master Servicer to the Trustee.

SECTION 3.18. Errors and Omissions Insurance; Fidelity Bonds.

The Master Servicer shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

SECTION 3.19. Notification of Adjustments.

On each Adjustment Date, the Master Servicer shall make interest rate adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and applicable regulations. The Master Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and applicable regulations regarding interest rate adjustments. The Master Servicer also shall provide timely notification to the Trustee of all applicable data and information regarding such interest rate adjustments and the Master Servicer’s methods of implementing such interest rate adjustments. Upon the discovery by the Master Servicer or the Trustee that the Master Servicer has failed to adjust or has incorrectly adjusted a Mortgage Rate or a monthly payment pursuant to the terms of the related Mortgage Note and Mortgage, the Master Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor; provided, however, the Master Servicer shall be held harmless with respect to any interest rate adjustments made by any servicer prior to the Master Servicer.

ARTICLE IV

DISTRIBUTIONS AND

ADVANCES BY THE MASTER SERVICER

SECTION 4.01. Advances.

(a) The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

(b) If the Master Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), the Master Servicer shall use its best efforts to give written notice thereof to the Trustee (each such notice a “Trustee Advance Notice”; and such notice may be given by telecopy), not later than 3:00 P.M., New York time, on the Business Day immediately preceding the related Master Servicer Advance Date, specifying the amount that will not be deposited by the Master Servicer (each such amount an “Advance Deficiency”) and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before 3:30 P.M., New York time on a Master Servicer Advance Date, the Trustee shall, not later than 3:00 P.M., New York time, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Master Servicer that the Master Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency. All Advances made by the Trustee pursuant to this Section 4.01(b) shall accrue interest on behalf of the Trustee at the Trustee Advance Rate from and including the date such Advances are made to but excluding the date of repayment, with such interest being an obligation of the Master Servicer and not the Trust Fund. The Master Servicer shall reimburse the Trustee for the amount of any Advance made by the Trustee pursuant to this Section 4.01(b) together with accrued interest, not later than the fifth day following the related Master Servicer Advance Date. In the event that the Master Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall immediately (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) subject to the limitations set forth in Section 3.04, assume all of the rights and obligations of the Master Servicer hereunder.

(c) The Master Servicer shall, not later than the close of business on the second Business Day immediately preceding each Distribution Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Master Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer’s Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

SECTION 4.02. Priorities of Distribution.

(a) (1) With respect to the Available Funds for Loan Group 1, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group 1 Senior Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) concurrently, to each interest-bearing Class of Group 1 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall, provided, however, that the amount of interest otherwise distributable to the Class I-A-IO Certificates shall be deposited into the Carryover Reserve Fund and shall be distributed in accordance with Section 4.02(a)(10); and

(ii) to each Class of Group 1 Senior Certificates, concurrently as follows: the related Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 1 for such Distribution Date, will be distributed sequentially, to the Class A-R and Class I-A Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

(2) With respect to the Available Funds for Loan Group 2, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the Class II-A-1 Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date; and

(ii) the related Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 2 for such Distribution Date, will be distributed to the Class II-A-1 Certificates until its Class Certificate Balance is reduced to zero.

(3) With respect to the Available Funds for Loan Group 3, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group 3 Senior Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) concurrently, to each Class of Group 3 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii) to the Class II-A-2 Certificates, the related Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 3 for such Distribution Date until its Class Certificate Balance is reduced to zero.

(4) With respect to the Available Funds for Loan Group 4, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the Class II-A-3 Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date; and

(ii) the related Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 4 for such Distribution Date, until the Class Certificate Balance of the Class II-A-3 Certificates is reduced to zero.

(5) With respect to the Available Funds for Loan Group 5, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the specified Classes of Group 5 Senior Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) concurrently, to each Class of Group 5 Senior Certificates, an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii) to the Class II-A-4 Certificates, the related Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 5 for such Distribution Date, until the Class Certificate Balance of the Class II-A-4 Certificates is reduced to zero.

(6) With respect to the Available Funds for Loan Group 6, on each Distribution Date, the Trustee shall withdraw such Available Funds from the Distribution Account and apply such funds to distributions on the Class II-A-5 Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount for such Distribution Date;

(ii) the related Principal Amount, up to the amount of the Senior Principal Distribution Amount for Loan Group 6 for such Distribution Date, until the Class Certificate Balance of the Class II-A-5 Certificates is reduced to zero.

(7) On each Distribution Date, Available Funds from all Loan Groups in Aggregate Loan Group II remaining after making the distributions described in Section 4.02(a)(2) through Section 4.02(a)(6), will be distributed to the Group II Senior Certificates to the extent provided in Section 4.05.

(8) On each Distribution Date, Available Funds from Aggregate Loan Group I remaining after making the distributions described in Section 4.02(a)(1) above, will be distributed to the Group I Subordinated Certificates and the Class A-R Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) to the Class I-M Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(ii) to the Class I-M Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(iii) to the Class I-B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(iv) to the Class I-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(v) to the Class I-B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(vi) to the Class I-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(vii) to the Class I-B-3 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(viii) to the Class I-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(ix) to the Class I-B-4 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(x) to the Class I-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(xi) to the Class I-B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

(xii) to the Class I-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero; and

(xiii) to the Class A-R Certificates, any remaining funds with respect to Aggregate Loan Group I.

(9) On each Distribution Date, Available Funds from all Loan Groups in Aggregate Loan Group II remaining after making the distributions described in Section 4.02(a)(2) through Section 4.02(a)(7) above, will be distributed to the Group II Subordinated Certificates and the Class A-R Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

(i) to the Class II-M Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(ii) to the Class II-M Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(iii) to the Class II-B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(iv) to the Class II-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(v) to the Class II-B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(vi) to the Class II-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(vii) to the Class II-B-3 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

—(viii) to the Class II-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(ix) to the Class II-B-4 Certificates, an amount allocable to interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

(x) to the Class II-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

(xi) to the Class II-B-5 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

(xii) to the Class II-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero; and

(xiii) to the Class A-R Certificates, any remaining funds with respect to Aggregate Loan Group II.

(10) On each Distribution Date, any amounts deposited in the Carryover Reserve Fund pursuant to Section 4.02(a)(1)(i) will be distributed, sequentially, in the following order of priority:

(i) sequentially, to the Class I-A, Class I-M, Class I-B-1 and Class I-B-2 Certificates, in that order, in an amount up to their respective Carryover Shortfall Amounts with respect to each such Class of Certificates for that Distribution Date and any Carryover Shortfall Amounts remaining unpaid from prior Distribution Dates;

(ii) sequentially, to the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates, in that order, in each case up to the amount of any Carryover Shortfall Amount with respect to each such Class of Certificates for that Distribution Date; and

(iii) to the Class I-A-IO Certificates.

(b) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Certificates for such Distribution Date shall be reduced for each Class of Senior Certificates of a Senior Certificate Group and each Class of related Subordinated Certificates by (i) the related Class’s pro rata share of Net Prepayment Interest Shortfalls for such Loan Group based (x) with respect to a Class of Senior Certificates or a Class of Group I Subordinated Certificates on the related Class Optimal Interest Distribution Amount for such Distribution Date, and (y) with respect to a Class of Group II Subordinated Certificates on and prior to the fourth Senior Termination Date related to the Group II Senior Certificates on the Assumed Interest Amount or after such Senior Termination Date, the related Class Optimal Interest Distribution Amount for such Distribution Date, without taking into account such Net

Prepayment Interest Shortfalls, and (ii) in the case of a Class of Group II Certificates, the related Class’s Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or after the related Senior Credit Support Depletion Date, any Mortgage Loan in Aggregate Loan Group II) that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or after the related Senior Credit Support Depletion Date, any Mortgage Loan in Aggregate Loan Group II) that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for the Mortgage Loans in the related Loan Group (or after the related Senior Credit Support Depletion Date, any Mortgage Loan in Aggregate Loan Group II) incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group (or after the related Senior Credit Support Depletion Date, any Mortgage Loan in Aggregate Loan Group II) that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

(c) Notwithstanding the priority and allocation contained in Section 4.02(a)(8) or Section 4.02(a)(9), if with respect to any Class of Subordinated Certificates on any Distribution Date (other than the Class of Subordinated Certificates then outstanding with the highest priority of distribution) the sum of the related Class Subordination Percentages of such Class and of all related Classes of Subordinated Certificates which have a higher numerical Class designation than such Class (the “Applicable Credit Support Percentage”) is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such related Classes of Subordinated Certificates (the “Restricted Classes”) and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to any related Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 4.02(a)(8) or Section 4.02(a)(9), as applicable.

(d) If Subsequent Recoveries have been received with respect to a Liquidated Mortgage Loan in a Loan Group, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Certificate Balance of each related Class of Certificates to which the related Realized Losses have been allocated, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04. Holders of such Certificates will not be entitled to any payment in respect of the Class Optimal Interest Distribution Amount on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied pro rata to the Certificate Balance of each Certificate of such Class.

SECTION 4.03. [Reserved].

SECTION 4.04. Allocation of Realized Losses.

(a) On or prior to each Determination Date, the Trustee shall determine the total amount of Realized Losses with respect to each Loan Group, including Excess Losses, with respect to the related Distribution Date. For purposes of allocating losses to the Subordinated Certificates, the Class M Certificates will be deemed to have a lower numerical Class designation, and to be of a higher relative payment priority, than each other Class of Subordinated Certificates.

Realized Losses with respect to any Distribution Date shall be allocated as follows:

(i) any Realized Losses (other than Excess Losses with respect to Mortgage Loans in Aggregate Loan Group II) on the Mortgage Loans in a Loan Group shall be allocated first to the Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates of the related Senior Certificate Group (other than any Notional Amount Certificates), if applicable, pro rata, on the basis of their respective Class Certificate Balances in each case immediately prior to the related Distribution Date, until the respective Class Certificate Balance of each such Class is reduced to zero; and

(ii) On each Distribution Date, Excess Losses on the Mortgage Loans in Aggregate Loan Group II shall be allocated among the Classes of Group II Senior Certificates of the related Senior Certificate Group (other than the related Notional Amount Certificates (if any)) and the Group II Subordinated Certificates as follows: (A) in the case of the Group II Senior Certificates, the applicable Senior Percentage of such Excess Losses shall be allocated among the Classes of Group II Senior Certificates (other than the Notional Amount Certificates) in the related Senior Certificate Group pro rata on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date and (B) in the case of the Group II Subordinated Certificates, the applicable Subordinated Percentage of such Excess Losses shall be allocated among the Classes of Group II Subordinated Certificates pro rata based on each Class’s share of the Subordinated Portion related to such Loan Group immediately prior to the related Distribution Date. Each Class of Group II Subordinated Certificates share of the Subordinated Portion for a Loan Group shall be based on the Class Certificate Balance of each Class of Group II Subordinated Certificates; provided, however, on any Distribution Date after the fourth Senior Termination Date related to the Group II Senior Certificates, such Excess Losses on the Mortgage Loans in the related Loan Group shall be allocated to the Group II Senior Certificates and the Group II Subordinated Certificates (other than any Notional Amount Certificates, if applicable) on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date; provided further, however, on any Distribution Date on and after the Senior Credit Support Depletion Date related to the Group II Senior Certificates, any Excess Loss shall be allocated, pro rata, among the Classes of Group II Senior Certificates (other than the Notional Amount Certificates) based on their respective Class Certificate Balances immediately prior to the related Distribution Date.

(b) The Class Certificate Balance of the Class of Group I Subordinated Certificates and Group II Subordinated Certificates, as applicable, then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Group I Certificates or Group II Certificates, as applicable (after giving effect to the distribution of principal and the allocation of Realized Losses on such Distribution Date), exceeds the Pool Stated Principal Balance of the applicable Aggregate Loan Group as of the Due Date in the month of such Distribution Date.

(c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.04(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

(d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to Section 4.04(b) above shall be accomplished by reducing the Certificate Balance, Component Balance or Subordinated Portion thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Balance,” “Component Balance” or “Subordinated Portion,” as the case may be.

(e) Realized Losses shall be allocated among the REMIC I Regular Interests, REMIC II-B Regular Interests, REMIC II-A Regular Interests and REMIC III Regular Interests as specified in the definitions of REMIC I Realized Losses, REMIC II-B Realized Losses, REMIC II-A Realized Losses and REMIC III Realized Losses, respectively.

SECTION 4.05. Cross-Collateralization; Adjustments to Group II Available Funds

On each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date related to the Group II Senior Certificates and the related fourth Senior Termination Date, but after a Senior Termination Date for a Senior Certificate Group related to a Loan Group in Aggregate Loan Group II, the Trustee shall distribute the principal portion of Available Funds on the Mortgage Loans relating to that Senior Certificate Group that will have been paid in full to the holders of the Senior Certificates of the other related Senior Certificate Groups, pro rata, based on Class Certificate Balances, provided, however, that the Trustee shall not make such distribution on such Distribution Date if (a) the Aggregate Subordinated Percentage for the Group II Subordinated Certificates for such Distribution Date is greater than or equal to 200% of such Aggregate Subordinated Percentage as of the Closing Date and (b) the average aggregate Stated Principal Balance of the Mortgage Loans in Aggregate Loan Group II delinquent 60 days or more over the last six months, as a percentage of the aggregate Class Certificate Balance of the Group II Subordinated Certificates, is less than 50%.

If on any Distribution Date the Class Certificate Balance of any Group II Senior Certificates in a Senior Certificate Group immediately prior to each Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (the “Undercollateralized Group”), then the Trustee shall apply the Available Funds of the other

Loan Group(s) in Aggregate Loan Group II that are not undercollateralized (the “Overcollateralized Group”), as follows:

(1) to add to the Available Funds of each Undercollateralized Group in Aggregate Loan Group II an amount equal to the lesser of (a) one month’s interest on the Transfer Payment Received of each Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate applicable to the Undercollateralized Group(s) and (b) Available Funds of the Overcollateralized Group(s) in Aggregate Loan Group II remaining after making distributions to the Certificates of such Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.02; and

(2) to the related Senior Certificates of each Undercollateralized Group in Aggregate Loan Group II, to the extent of the principal portion of Available Funds of the Overcollateralized Group(s) in Aggregate Loan Group II remaining after making distributions to the Senior Certificates of such Overcollateralized Group (s) on such Distribution Date pursuant to Section 4.02, until the Class Certificate Balance of the Senior Certificates of each such Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group.

The payment received by the Undercollateralized Group is referred to as a “Transfer Payment Received.” The payment made by the Overcollateralized Group is referred to as a “Transfer Payment Made.”

If more than one Overcollateralized Group exists on any Distribution Date, reductions in the Available Funds of such groups to make the payments required to be made pursuant to this Section 4.05 on such Distribution Date shall be made pro rata, based on the amount of remaining Available Funds for each such Overcollateralized Loan Group. If more than one Undercollateralized Group exists on any Distribution Date, the payments required to be made pursuant to this Section 4.05 on such Distribution Date shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Groups.

SECTION 4.06. Monthly Statements to Certificateholders.

(a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Master Servicer, the Depositor and each Rating Agency a statement setting forth with respect to the related distribution and the Group I Certificates or the Group II Certificates, as applicable:

(i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds and Subsequent Recoveries included therein;

(ii) the amount thereof allocable to interest, any Class Unpaid Interest Amounts included in such distribution and any remaining Class Unpaid Interest Amounts after giving effect to such distribution;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(iv) the Class Certificate Balance or Notional Amount of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

(v) the Pool Stated Principal Balance of each Aggregate Loan Group for the following Distribution Date;

(vi) each Senior Percentage and Subordinated Percentage for the following Distribution Date;

(vii) the amount of the Master Servicing Fees paid to or retained by the Master Servicer with respect to such Distribution Date;

(viii) the Pass-Through Rate for each Class of Certificates with respect to such Distribution Date;

(ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

(x) the number and aggregate principal amounts of Mortgage Loans in each Loan Group and in the aggregate (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

(xii) the total number and principal balance of any REO Properties in each Loan Group and in the aggregate (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

(xiii) each Senior Prepayment Percentage and Subordinated Prepayment Percentage for the following Distribution Date;

(xiv) the aggregate amount of Realized Losses in each Loan Group and in the aggregate incurred during the preceding calendar month and the aggregate amount of Subsequent Recoveries, if any, reducing the Realized Losses from the preceding calendar months;

(xv) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date; and

(xvi) with respect to the second Distribution Date, the number and aggregate balance of any Delay Delivery Mortgage Loans not delivered within thirty days after the Closing Date.

The Trustee may make the above information available to Certificateholders via the Trustee’s website at http://www.mbsreporting.com.

(b) The Trustee’s responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

(c) On or before the fifth Business Day following the end of each Prepayment Period (but in no event later than the third Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule IV to this Agreement.

(d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.07. REMIC Designations and REMIC Distributions.

(a) The Trustee shall elect that each of REMIC I, REMIC II-A, REMIC II-B and REMIC III shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.

(b) (i) The assets of REMIC I shall consist of: (A) each Mortgage Loan in Aggregate Loan Group I and the related Mortgage Files and collateral securing such Mortgage Loans; (B) all payments on and collections in respect of such Mortgage Loans due after the Cut-off Date as shall be on deposit in the Certificate Account or in the Distribution Account and identified as belonging to the Trust Fund; (C) any REO Property; (D) any Insurance Policy relating to such Mortgage Loans, and (E) all proceeds of clauses (A) through (D) above.

(ii) The assets of REMIC II-B shall consist of: (A) each Mortgage Loan in Aggregate Loan Group II and the related Mortgage Files and collateral securing such Mortgage Loans; (B) all payments on and collections in respect of such Mortgage Loans due after the Cut-off Date as shall be on deposit in the Certificate Account or in the Distribution Account and identified as belonging to the Trust Fund; (C) any REO Property; (D) any Insurance Policy relating to such Mortgage Loans, and (E) all proceeds of clauses (A) through (D) above.

(iii) The assets of REMIC II-A shall consist of the REMIC II-B Regular Interests and any proceeds thereof.

(iv) The assets of REMIC III shall consist of the REMIC I Regular Interests and the REMIC II-A Regular Interests and any proceeds thereof.

(c) (i) On each Distribution Date, the Trustee shall cause the REMIC II-B Distribution Amount to be distributed by REMIC II-B to REMIC II-A on account of the REMIC II-B Regular Interests or withdrawn from the Distribution Account and distributed to Holders of the Class A R Certificates in respect of Component II-B thereof, as the case may be, in the amounts and with the priorities set forth in the definition of REMIC II-B Distribution Amount.

(ii) On each Distribution Date, the Trustee shall cause the REMIC I Distribution Amount and the REMIC II-A Distribution Amount to be distributed by REMIC I and REMIC II-A, respectively, to REMIC III on account of the REMIC I Regular Interests and the REMIC II-A Regular Interests, respectively, or withdrawn from the Distribution Account and distributed to Holders of the Class A-R Certificates in respect of Component I and Component II-A thereof, respectively, as the case may be, in the amounts and with the priorities set forth in the definition of REMIC I Distribution Amount and REMIC II-A Distribution, respectively.

(d) On each Distribution Date, the Trustee shall be deemed to distribute to Certificateholders as the holders of the REMIC III Interests, the REMIC III Distribution Amount, in the amounts and with the priorities set forth in the definition of REMIC III Distribution Amount.

(e) Notwithstanding the deemed distributions described in this Section 4.07, distributions of funds from the Distribution Account shall be made only in accordance with Section 4.02.

SECTION 4.08. Determination of Pass-Through Rates for LIBOR Certificates.

(a) On each Interest Determination Date so long as any LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers’ Association (“BBA”) “Interest Settlement Rate” for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. “Telerate Page 3750” means the display page currently so designated on the Moneyline Telerate Service (formerly the Dow Jones Markets) (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

(b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (a) of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

(i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

(ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (A) LIBOR as determined on the previous Interest Determination Date or (B) the Reserve Interest Rate. The “Reserve Interest Rate” shall be the rate per annum that the Trustee determines to be either (x) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (y) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate that New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

(iii) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date or in the case of the first Interest Determination Date, 1.96%.

Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each “Reference Bank” shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks that is caused by circumstances beyond its reasonable control.

(c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones

Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee’s selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.08.

The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each holder of a Certificate and the Trustee.

ARTICLE V

THE CERTIFICATES

SECTION 5.01. The Certificates.

The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate of the Depositor.

The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

SECTION 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided in this Agreement. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee’s customary procedures.

(b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J-2 (the “Transferor Certificate”) and (i) deliver a letter in substantially the form of either Exhibit K (the “Investment Letter”) or Exhibit L (the “Rule 144A Letter”) or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee’s receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, or in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee’s receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that (x) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement, or using the assets of any such plan or arrangement to effect such transfer or (y) in the case of a Certificate that is an ERISA-Restricted Certificate and that has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other person acting on behalf of any such plan or arrangement or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability (such Opinion of Counsel, a “Benefit Plan Opinion”). For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter or Benefit Plan Opinion referred to in the preceding sentence is not so furnished, one of the representations in clause (i), as appropriate, shall be deemed to have been made to the Trustee by the transferee’s (including an initial acquiror’s) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary in this Agreement, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or arrangement subject to ERISA or to Section 4975 of the Code without the delivery to the Trustee of a Benefit Plan Opinion satisfactory to the Trustee as described above shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

(c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached to this Agreement as Exhibit I.

(iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

(v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of

Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to

Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references in this Agreement to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04. Persons Deemed Owners.

The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

SECTION 5.05. Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders and/or Certificate Owners propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, (x) provide the

Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any, and (y) assist the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients’ expense with obtaining from the Depository a list of the related Depository Participants acting on behalf of Certificate Owners of Book Entry Certificates. The Depositor and every Certificateholder and Certificate Owner, by receiving and holding a Certificate or beneficial interest therein, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders and/or Depository Participants hereunder, regardless of the source from which such information was derived.

SECTION 5.06. Maintenance of Office or Agency.

The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VI

THE DEPOSITOR AND THE MASTER SERVICER

SECTION 6.01. Respective Liabilities of the Depositor and the Master Servicer.

The Depositor and the Master Servicer shall each be liable in accordance with this Agreement only to the extent of the obligations specifically and respectively imposed upon and undertaken by them in this Agreement.

SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this Agreement to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of, FNMA or FHLMC.

SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of representations or warranties made by it in this Agreement or protect the Depositor, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Depositor, the Master

Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

SECTION 6.04. Limitation on Resignation of Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrade or withdrawal of the rating of any of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities and obligations under this Agreement.

ARTICLE VII

DEFAULT

SECTION 7.01. Events of Default.

“Event of Default,” wherever used in this Agreement, means any one of the following events:

(i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

(ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders, that failure continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; provided, however, that the sixty day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to substitute or repurchase in lieu of delivery; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall fail to reimburse in full the Trustee within five days of the Master Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b) together with accrued and unpaid interest.

If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 66 2/3% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance which the Master Servicer failed to make subject to Section 4.01 whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer’s rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities under this Agreement.

SECTION 7.02. Trustee to Act; Appointment of Successor.

On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then-current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Master Servicing Fee permitted to be paid to the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.09.

In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Master Servicer or (y) in causing MERS to designate on the MERS® System the successor Master Servicer as the servicer of such Mortgage Loan. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 7.03. Notification to Certificateholders.

(a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

SECTION 8.01. Duties of Trustee.

The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

(iv) without limiting the provisions of this Section 8.01 or Section 8.02, the Trustee shall be entitled to rely conclusively on the information delivered to it by the

Master Servicer in a Trustee Advance Notice in determining whether it is required to make an Advance under Section 4.01(b), shall have no responsibility to ascertain or confirm any information contained in any Trustee Advance Notice, and shall have no obligation to make any Advance under Section 4.01(b) in the absence of a Trustee Advance Notice or actual knowledge of a Responsible Officer of the Trustee that (A) an Advance was not made by the Master Servicer and (B) such Advance is not a Nonrecoverable Advance.

SECTION 8.02. Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 8.01:

(i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

(v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

(vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

(vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement in its commercial capacity (other than as issuer of the investment security);

(viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

(ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained in this Agreement and in the Certificates shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS® System other than with respect to the Trustee’s execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

SECTION 8.04. Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

SECTION 8.05. Trustee’s Fees and Expenses.

The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action resulting from (a) any error in any tax or information return prepared by the Master Servicer or (b) willful misfeasance, bad faith or negligence by the Master Servicer in connection with the performance of its duties hereunder; provided, however, that the Master Servicer shall have no obligation to indemnify or hold harmless the Trustee or any director, officer, employee or agent of the Trustee against any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders

SECTION 8.06. Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce or withdraw their respective then-current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

SECTION 8.07. Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08. Successor Trustee.

Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee in this Agreement. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then-current rating of the Certificates.

Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8.09. Merger or Consolidation of Trustee.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything in this Agreement to the contrary notwithstanding.

SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Section shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

(iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(iv) The Depositor, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11. Federal Information Returns and Reports to Certificateholders; REMIC Administration.

(a) For federal income tax purposes, the taxable year of each REMIC formed hereunder shall be a calendar year and the Trustee shall maintain or cause the maintenance of the books of each such REMIC on the accrual method of accounting. The “Startup Day” for purposes of the REMIC Provisions shall be the Closing Date.

(b) The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each REMIC formed hereunder, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to mortgaged property that is abandoned or foreclosed, receipt of mortgage interests in kind in a trade or business, a cancellation of indebtedness, interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Trustee will apply for an Employee Identification Number from the Internal Revenue Service under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Trustee shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each REMIC formed hereunder. The Trustee shall make elections to treat each REMIC formed hereunder as a REMIC (which elections shall apply to the taxable period ending December 31, 2004 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe, and as described by the Trustee. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest percentage interest in the Class A-R Certificates is hereby designated as the “Tax Matters Person” (within the meaning of Treasury Regulation § 1.860F-4(d)) for each REMIC formed hereunder. The Trustee is hereby designated and appointed as the agent of such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Trustee as agent and attorney in fact for the purpose of acting as Tax Matters Person for each REMIC formed hereunder during such time as the Trustee does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Trustee from acting as agent for the Tax Matters Person, the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the largest percentage interest in a Residual Certificate to sign such returns or act as Tax Matters Person. Each Holder of a Residual Certificate shall be bound by this Section.

(c) The Trustee shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.02(c), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.02(c) (or which is deemed by statute to be an entity with a disqualified member).

(d) The Trustee shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC formed hereunder or the Trust Fund.

(e) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

(f) The Trustee agrees to indemnify the Trust Fund and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee’s covenants set forth in this Section 8.11.

ARTICLE IX

TERMINATION

SECTION 9.01. Termination Upon Liquidation or Purchase of all Mortgage Loans.

(1) Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby with respect to the portion of the Trust Fund relating to Aggregate Loan Group I shall terminate upon the earlier of (a) the purchase by the Depositor of all Mortgage Loans (and REO Properties) in Aggregate Loan Group I remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in Aggregate Loan Group I plus one month’s accrued interest thereon at the applicable Adjusted Mortgage Rate, (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan in Aggregate Loan Group I related to any REO Property, and (iii) any remaining unpaid costs and damages incurred by the Trust Fund with respect to Aggregate Loan Group I that arises out of a violation of any predatory or abusive lending law that also constitutes an actual breach of a representation or warranty of clause (13) on Schedule III, in all cases plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan in Aggregate Loan Group I remaining in the Trust Fund and the disposition of all REO Property relating to Aggregate Loan Group I and (ii) the distribution to holders of Group I Certificates of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date of this Agreement and (ii) the Latest Possible Maturity Date.

The Depositor shall have the right to purchase all Mortgage Loans and REO Properties relating to Aggregate Loan Group I pursuant to clause (a) in the preceding paragraph of this Section 9.01(1) only on or after the date on which the Pool Stated Principal Balance of Aggregate Loan Group I, at the time of any such repurchase, is less than or equal to ten percent of the Pool Stated Principal Balance of Aggregate Loan Group I as of the Cut-off Date.

(2) Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby with respect to the portion of the Trust Fund relating to Aggregate Loan Group II shall terminate upon the earlier of (a) the purchase by the Depositor of all Mortgage Loans (and REO Properties) in Aggregate Loan Group II remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in Aggregate Loan Group II plus one month’s accrued interest thereon at the applicable Adjusted Mortgage Rate, (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan in Aggregate Loan Group II related to any REO Property, and (iii) any remaining unpaid costs and damages incurred by the Trust Fund with respect to Aggregate Loan Group II that arises out of a violation of any predatory or abusive lending law that also constitutes an actual breach of a representation or warranty of clause (10) on Schedule III, in all cases plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan in Aggregate Loan Group II remaining in the Trust Fund and the disposition of all REO Property relating to Aggregate Loan Group II and (ii) the distribution to holders of Group II Certificates of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date of this Agreement and (ii) the Latest Possible Maturity Date.

The Depositor shall have the right to purchase all Mortgage Loans and REO Properties relating to Aggregate Loan Group II pursuant to clause (a) in the preceding paragraph of this Section 9.01(2) only on or after the date on which the Pool Stated Principal Balance of Aggregate Loan Group II, at the time of any such repurchase, is less than or equal to ten percent of the Pool Stated Principal Balance of Aggregate Loan Group II as of the Cut-off Date.

SECTION 9.02. Final Distribution on the Certificates.

If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Depositor elects to terminate any portion of the Trust Fund by optional repurchase pursuant to Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Depositor shall notify the Master Servicer and the Trustee of the date the Depositor intends to terminate the applicable portion of the Trust Fund and of the applicable repurchase price of the related Mortgage Loans and REO Properties.

Notice of any termination of the Trust Fund relating to either Aggregate Loan Group I or Aggregate Loan Group II, specifying the Distribution Date on which the related Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to such Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the related Certificates will be made upon presentation and surrender of such Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of such Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

In the event such notice is given, the Master Servicer shall cause all related funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on or before the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the related Classes of Certificates. Upon such final deposit with respect to the Trust Fund relating to either Aggregate Loan Group I or Aggregate Loan Group II and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the related Mortgage Loans.

Upon presentation and surrender of the related Certificates, the Trustee shall cause to be distributed to the Certificateholders of each related Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above. Notwithstanding the reduction of the Class Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee hereunder in accordance with Article IX.

In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject to this Agreement.

SECTION 9.03. Additional Termination Requirements.

(a) In the event the Depositor exercises its purchase option as provided in Section 9.01, the portion of the Trust Fund with respect to which such purchase option is exercised shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on “prohibited transactions” on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the “tax matters person,” shall adopt a plan of complete liquidation for the REMIC comprised of the portion of the Trust Fund as to which the Depositor’s purchase option is being exercised within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

(2) Within 90 days after the time of adoption of such a plan of complete liquidation with respect to the applicable portion of the Trust Fund, the Trustee shall sell all of the assets of the REMIC comprised of the portion of the Trust Fund as to which the Depositor’s purchase option is being exercised to the Depositor for cash in accordance with Section 9.01.

(b) The Trustee as agent for any REMIC created under this Agreement agrees to adopt and sign such a plan of complete liquidation with respect to the portion of the Trust Fund relating to Aggregate Loan Group I or Aggregate Loan Group II, as applicable, upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

(c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation with respect to the portion of the Trust Fund relating to Aggregate Loan Group I or Aggregate Loan Group II, as applicable.

ARTICLE X

MISCELLANEOUS PROVISIONS

SECTION 10.01. Amendment.

This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision in this Agreement or to supplement any provision in this Agreement which may be inconsistent with any other provision in this Agreement, (iii) to conform this Agreement to the Prospectus Supplement and Prospectus provided to investors in connection with the initial offering of the Certificates, (iv) to add to the duties of the Depositor or the Master Servicer, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Securities and Exchange Commission from time to time, (vi) to add any other provisions with respect to matters or questions arising hereunder or (vii) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (vi) or (vii) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the trust created by this Agreement may be made without the consent of a Majority in Interest of each Class of Certificates affected by such amendment. Each party to this Agreement hereby agrees that it will cooperate with each other party in amending this Agreement pursuant to clause (v) above. The Trustee, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66- 2/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

SECTION 10.02. Recordation of Agreement; Counterparts.

This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as in this Agreement provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 10.03. Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.04. Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the (a) Conveyed Assets by the Depositor to the Trustee and (b) Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyances be deemed to be the grant of a security interest in such property. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall constitute a security agreement and (ii) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to the Trust Fund and the Conveyed Assets.

The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Assets and the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code financing statements or continuation statements in connection with such security.

SECTION 10.05. Notices.

(a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

1. Any material change or amendment to this Agreement;

2. The occurrence of any Event of Default that has not been cured;

3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03;

5. The final payment to Certificateholders; and

6. Any rating action involving the long-term credit rating of the Master Servicer, which notice shall be made by first class mail within two Business Days after the Trustee gains actual knowledge of such a rating action.

In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

1. Each report to Certificateholders described in Section 4.06;

2. Each annual statement as to compliance described in Section 3.16;

3. Each annual independent public accountants’ servicing report described in Section 3.17; and

4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

(b) All directions, demands and notices under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to (a) in the case of the Depositor, BellaVista Funding Corporation, 1299 Ocean Avenue, Suite 240, Santa Monica, CA 90401, Attention: Claus Lund, (b) in the case of the Master Servicer, Countrywide Home Loans Servicing LP, 400 Countrywide Way, Simi Valley, California 93065 facsimile number (805) 520-5623, Attention: Mark Wong, or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 8W, New York, New York 10286, facsimile number: (212) 815-3883, Attention: Mortgage-Backed Securities Group, Mortgage Pass-Through Trust 2004-1, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer and (d) in the case of the Rating Agencies, the address specified therefore in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

SECTION 10.06. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders of the Certificates.

SECTION 10.07. Assignment.

Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

SECTION 10.08. Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created by this Agreement, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

No Certificateholder shall have any right to vote (except as provided in this Agreement) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything set forth in this Agreement or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision of this Agreement.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided in this Agreement, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 10.09. Inspection and Audit Rights.

The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Master Servicer’s normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

SECTION 10.10. Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 10.11. Protection of Assets.

(a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

(i) borrow money or issue debt;

(ii) merge with another entity, reorganize, liquidate or sell assets; or

(iii) engage in any business or activities.

(b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

(c) The Trustee, by entering into this Agreement, and each Certificate Owner, by its acceptance of a Certificate (or interest therein) issued hereunder, hereby covenants and agrees that they shall not, prior to the date that is one year and one day after the termination of this Agreement, institute a bankruptcy, reorganization or other proceeding against the Depositor or against any stockholder of the Depositor under any federal or state bankruptcy law or similar law. The Trustee and each Certificate Owner, by its acceptance of a Certificate (or interest therein) issued hereunder, hereby further covenant and agree that they shall not cooperate with or encourage others to file a bankruptcy petition against the Depositor during the same period. Nothing in this paragraph shall preclude, or be deemed to estop, such Certificate Owner (i) from taking or omitting to take any action prior to such date in (A) any case or proceeding voluntarily filed or commenced by or on behalf of the Depositor under or pursuant to any such law or (B) any involuntary case or proceeding pertaining to the Depositor that is filed or commenced by or on behalf of a person other than such Certificate Owner and is not joined in by such Certificate Owner (or any person to which such holder shall have assigned, transferred or otherwise conveyed any part of the obligations of the Depositor hereunder) under or pursuant to any such law, or (ii) from commencing or prosecuting any legal action that is not an involuntary case or proceeding under or pursuant to any such law against the Depositor or any of its properties.

(d) Any amounts due hereunder with respect to the Certificates shall be paid solely from the Trust Fund. In the event the Trust Fund has been exhausted and the Certificates have not been paid in full, then any and all amounts remaining due on the Certificates shall be extinguished and the Certificates cancelled. To the extent that under any applicable law the holder of a Certificate is deemed to have an interest in assets of the Depositor (“Depositor Assets”), such holder is deemed to have agreed that its interest in such Depositor Assets is fully subordinate to any claims against such Depositor Assets of the transferees, pledgees or grantees to which such Depositor Assets are transferred, pledged or granted and is further deemed to have agreed that this Agreement shall constitute a subordination agreement for purpose of Section 510(a) of the United States Bankruptcy Code.

*    *    *    *    *    *

IN WITNESS WHEREOF, the Depositor, the Trustee and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BELLAVISTA FUNDING CORPORATION, as Depositor

By:	/s/ Russell Thompson
	Name:	Russell Thompson
	Title:	Chief Financial Officer

THE BANK OF NEW YORK, as Trustee

By:	/s/ Ann Marie Cassano
	Name:	Ann Marie Cassano
	Title:	Assistant Treasurer

COUNTRYWIDE HOME LOANS SERVICING LP, as Master Servicer

By:	COUNTRYWIDE GP, INC.

By:	/s/ Ruben Avilez
	Name:	Ruben Avilez
	Title:	Vice President

Acknowledged solely with respect to its obligations under Section 4.01(b)

THE BANK OF NEW YORK, in its individual capacity

By:	/s/ Paul Connolly
	Name:	Paul Connolly
	Title:	Vice President

SCHEDULE I

Mortgage Loan Schedule

[Delivered at Closing to Trustee]

S-I-1

SCHEDULE II

BellaVista Funding Corporation

Mortgage Pass-Through Certificates

Series 2004-1

Representations and Warranties of the Master Servicer

Countrywide Home Loans Servicing LP (“Countrywide Servicing”) hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) relating to the above-referenced Series, among Belvedere Trust Finance Corporation, as seller, Countrywide Home Loans Servicing LP, as master servicer, BellaVista Funding Corporation, as depositor, and The Bank of New York, as trustee.

(1) Countrywide Servicing is duly organized as a limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by Countrywide Servicing in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

(2) Countrywide Servicing has the full partnership power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary partnership action on the part of Countrywide Servicing the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Countrywide Servicing, enforceable against Countrywide Servicing in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(3) The execution and delivery of the Pooling and Servicing Agreement by Countrywide Servicing, the servicing of the Mortgage Loans by Countrywide Servicing under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Countrywide Servicing and will not (A) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other organizational document of Countrywide Servicing or (B) materially conflict with, result

S-II-1

in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Countrywide Servicing is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Countrywide Servicing of any court, regulatory body, administrative agency or governmental body having jurisdiction over Countrywide Servicing; and Countrywide Servicing is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the ability of Countrywide Servicing to perform or meet any of its obligations under the Pooling and Servicing Agreement.

(4) Countrywide Servicing is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Acts.

(5) No litigation is pending or, to the best of Countrywide Servicing’s knowledge, threatened, against Countrywide Servicing that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of Countrywide Servicing to service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

(6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide Servicing of, or compliance by Countrywide Servicing with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, Countrywide Servicing has obtained the same.

(7) Countrywide Servicing is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

S-II-2

SCHEDULE III

Mortgage Pass-Through Certificates

Series 2004-1

Representations and Warranties as to the Mortgage Loans

BellaVista Funding Corporation (“Depositor”) hereby confirms that the representations and warranties set forth in this Schedule III have been made by the Seller under the Mortgage Loan Purchase Agreement.

1) With respect to the Countrywide Mortgage Loans, the representations and warranties of Countrywide Home Loans, Inc. contained in Schedule I and Schedule II of the Countrywide Acknowledgement, to the extent true and correct as of the date such representations and warranties were made by Countrywide Home Loans, Inc., have remained true and correct at all times (i) in the case of those representations and warranties given as of the “Closing Date” or as to which no time qualification is specified, from such date until October 28, 2004 and (ii) with respect to the Mortgage Loans in Countrywide Purchase Group I, in the case of those representations and warranties given as of the “Cut-off Date” (as defined in Schedule I or Schedule II, as applicable, of the Countrywide Acknowledgement), from such specified date until October 1, 2004.

2) With respect to the E-LOAN Mortgage Loans, as of the Closing Date, that the representations and warranties of E-LOAN, Inc. contained in Section 2.05 of the E-LOAN Sale Agreement, to the extent true and correct as of the date such representations and warranties were made by E-LOAN, Inc., have remained true and correct at all times (i) in the case of those representations and warranties given as of the “Closing Date” or as to which no time qualification is specified, from such date until October 28, 2004 and (ii) in the case of those representations and warranties given as of the “Cut-off Date” (as defined in the E-LOAN Sale Agreement), from such specified date until October 1, 2004.

3) With respect to the National City Bank Mortgage Loans, as of the Closing Date, that the representations and warranties of National City contained in Section 3.02 of the National City Sale Agreement, to the extent true and correct as of the date such representations and warranties were made by National City, have remained true and correct at all times (i) in the case of those representations and warranties given as of the “Closing Date” or as to which no time qualification is specified, from such date until October 28, 2004 and (ii) in the case of those representations and warranties given as of the “Cut-off Date” (as defined in the National City Sale Agreement), from such specified date until October 1, 2004.

S-III-1

4) With respect to the NBC Mortgage Loans, as of the Closing Date, that the representations and warranties of NBC contained in Section 2.05 of the NBC Sale Agreement, to the extent true and correct as of the date such representations and warranties were made by NBC, have remained true and correct at all times (i) in the case of those representations and warranties given as of the “Closing Date” or as to which no time qualification is specified, from such date until October 28, 2004 and (ii) in the case of those representations and warranties given as of the “Cut-off Date” (as defined in the NBC Sale Agreement), from such specified date until October 1, 2004.

5) With respect to the Quicken Mortgage Loans, as of the Closing Date, that the representations and warranties of Quicken contained in Section 2.05 of the Quicken Sale Agreement, to the extent true and correct as of the date such representations and warranties were made by Quicken, have remained true and correct at all times (i) in the case of those representations and warranties given as of the “Closing Date” or as to which no time qualification is specified, from such date until October 28, 2004 and (ii) in the case of those representations and warranties given as of the “Cut-off Date” (as defined in the Quicken Sale Agreement), from such specified date until October 1, 2004.

6) With respect to the UBS Mortgage Loans, as of the Closing Date, that the representations and warranties of UBS contained in Section 3.02 of the UBS Purchase Agreement, to the extent true and correct as of the date such representations and warranties were made by UBS, have remained true and correct at all times (i) in the case of those representations and warranties given as of the “Closing Date” or as to which no time qualification is specified, from such date until October 28, 2004 and (ii) in the case of those representations and warranties given as of the “Cut-off Date” (as defined in the UBS Purchase Agreement), from such specified date until October 1, 2004.

7) With respect to the 1st Service Bank Mortgage Loans, as of the Closing Date, that the representations and warranties of 1st Service Bank contained in Section 2.05 of the 1st Service Bank Sale Agreement, to the extent true and correct as of the date such representations and warranties were made by 1st Service Bank, have remained true and correct at all times (i) in the case of those representations and warranties given as of the “Closing Date” or as to which no time qualification is specified, from such date until October 28, 2004 and (ii) in the case of those representations and warranties given as of the “Cut-off Date” (as defined in the 1st Service Bank Sale Agreement), from such specified date until October 1, 2004.

8) The information set forth on the Mortgage Loan Schedule attached to the Mortgage Loan Purchase Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

9) Immediately prior to the assignment of each Mortgage Loan to the Depositor, the Seller had good title to, and was the sole owner of, such Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Mortgage Loan Purchase Agreement.

S-III-2

10) Other than the security interest granted to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the Mortgage Loans granted to the Depositor pursuant to the Mortgage Loan Purchase Agreement or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

11) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or mortgage banking company which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 2.03 and 2.11 of the National Housing Act.

12) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

13) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

14) The Mortgage Loans were selected from among the outstanding mortgage loans in the Seller’s portfolio at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Schedule III can be made. Such selection was not made in a manner intended to adversely affect the interest of the Depositor.

15) None of the Mortgage Loans are High Cost as defined by the applicable predatory and abusive lending laws. None of the Mortgage Loans is a “high cost home loan” as defined in the Georgia Fair Lending Act prior to its amendment on March 7, 2003 (the “Georgia Act”), and all of the Mortgage Loans that are subject to the Georgia Act comply with the requirements of such act. None of the Mortgage Loans is a “High-Cost Home Loan” as defined in the New Jersey predatory and abusive lending law.

16) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms “High Cost Loan” and “Covered Loan” have the meaning assigned to them in the Standard & Poor’s LEVELS® Version 5.6 Glossary Revised, Appendix E which is attached hereto as Exhibit O (the “Glossary”)

S-III-3

where (x) a “High Cost Loan” is each loan identified in the column “Category under applicable anti-predatory lending law” of the table entitled “Standard & Poor’s High Cost Loan Categorization” in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a “Covered Loan” is each loan identified in the column “Category under applicable anti-predatory lending law” of the table entitled “Standard & Poor’s High Covered Loan Categorization” in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.

S-III-4

SCHEDULE IV

Form of Monthly Master Servicer Report

LOAN LEVEL REPORTING SYSTEM

DATABASE STRUCTURE

[MONTH, YEAR]

Field Number	Field Name	Field Type	Field Width	Dec
1	INVNUM	Numeric	4
2	INVBLK	Numeric	4
3	INACNU	Character	8
4	BEGSCH	Numeric	15	2
5	SCHPRN	Numeric	13	2
6	TADPRN	Numeric	11	2
7	LIQEPB	Numeric	11	2
8	ACTCOD	Numeric	11
9	ACTDAT	Numeric	4
10	INTPMT	Numeric	8
11	PRNPMT	Numeric	13	2
12	ENDSCH	Numeric	13	2
13	SCHNOT	Numeric	13	2
14	SCHPAS	Numeric	7	3
15	PRINPT	Numeric	7	3
16	PRIBAL	Numeric	11	2
17	LPIDTE	Numeric	13	2
18	DELPRN	Numeric	7
19	PPDPRN	Numeric	11	2
20	DELPRN	Numeric	11	2
21	NXTCHG	Numeric	8
22	ARMNOT	Numeric	7	3
23	ARMPAS	Numeric	7	3
24	ARMPMT	Numeric	11	2
25	ZZTYPE	Character	2
26	ISSUID	Character	1
27	KEYNAME	Character	8
TOTAL			240

Suggested Format:	DBASE file Modem transmission

S-IV-1

EXHIBIT A

[FORM OF SENIOR CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER’S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.	:

Cut-off Date	:

First Distribution Date	:

Initial Certificate Balance of this Certificate (“Denomination”)	:	$

Initial Certificate Balance of all Certificates of this Class	:	$

CUSIP	:

Interest Rate	:

Maturity Date	:

BELLAVISTA FUNDING CORPORATION

Mortgage Pass-Through Certificates, Series 2004-1

Class [    ]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties

BellaVista Funding Corporation, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that                      is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage

Loans deposited by BellaVista Funding Corporation (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”) and The Bank of New York, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Such representation shall be deemed to have been made to the Trustee by the Transferee’s acceptance of a Certificate of this Class and by a beneficial owner’s acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*    *    *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                     , 2004

THE BANK OF NEW YORK,
as Trustee

By

Countersigned:

By
Authorized Signatory of
THE BANK OF NEW YORK,
as Trustee

EXHIBIT B

[FORM OF SUBORDINATED CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNTS” AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN

ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.	:

Cut-off Date	:

First Distribution Date	:

Initial Certificate Balance of this Certificate (“Denomination”)	:	$

Initial Certificate Balance of all Certificates of this Class	:	$

CUSIP	:

Interest Rate	:

Maturity Date	:

BELLAVISTA FUNDING CORPORATION

Mortgage Pass-Through Certificates, Series 2004-1

Class [    ]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties

BellaVista Funding Corporation, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that                      is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by BellaVista Funding Corporation (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”) and The Bank of New York, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Sellers, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*    *    *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                     , 2004

THE BANK OF NEW YORK,
as Trustee

By

Countersigned:

By
Authorized Signatory of
THE BANK OF NEW YORK,
as Trustee

EXHIBIT C

[FORM OF CLASS A-R CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNTS” AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

[THIS CERTIFICATE REPRESENTS THE “TAX MATTERS PERSON RESIDUAL INTEREST” ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

Certificate No.	:

Cut-off Date	:

First Distribution Date	:

Initial Certificate Balance of this Certificate (“Denomination”)	:	$

Initial Certificate Balance of all Certificates of this Class	:	$

CUSIP	:

Interest Rate	:

Maturity Date	:

BELLAVISTA FUNDING CORPORATION

Mortgage Pass-Through Certificates, Series 2004-1

Class A-R

evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties

BellaVista Funding Corporation, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by BellaVista Funding

Corporation (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”) and The Bank of New York, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) or that such Transferee is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Class A-R Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a

Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*    *    *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                     , 2004

THE BANK OF NEW YORK,
as Trustee

By

Countersigned:

By
Authorized Signatory of
THE BANK OF NEW YORK,
as Trustee

EXHIBIT D

[FORM OF NOTIONAL AMOUNT CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTION IN RESPECT OF PRINCIPAL.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER’S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.	:

Cut-off Date	:

First Distribution Date	:

Initial Notional Amount of this Certificate (“Denomination”)	:	$

Initial Notional Amount of all Certificates of this Class	:	$

CUSIP	:

Interest Rate	:	Interest Only

Maturity Date	:

BELLAVISTA FUNDING CORPORATION

Mortgage Pass-Through Certificates, Series 2004-1

Class [    ]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties

BellaVista Funding Corporation, as Depositor

The Notional Amount of this certificate at any time, may be less than the Notional Amount as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that                      is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by BellaVista Funding Corporation (the “Depositor”). The Trust

Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”) and The Bank of New York, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Such representation shall be deemed to have been made to the Trustee by the Transferee’s acceptance of a Certificate of this Class and by a beneficial owner’s acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

*    *    *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                     , 2004

THE BANK OF NEW YORK,
as Trustee

By

Countersigned:

By
Authorized Signatory of
THE BANK OF NEW YORK,
as Trustee

EXHIBIT E

[FORM OF REVERSE OF CERTIFICATES]

BELLAVISTA FUNDING CORPORATION

Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as BellaVista Funding Corporation Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the Business Day immediately following the Master Servicer Remittance Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to,

,
for the account of		,
account number	, or, if mailed by check, to	.
Applicable statements should be mailed to		,

.

This information is provided by	,
the assignee named above, or	,
as its agent.

STATE OF	)
	)	ss.:
COUNTY OF	)

On the              day of             , 20     before me, a notary public in and for said State, personally appeared                                     , known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

Notary Public

[Notarial Seal]

EXHIBIT F

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[date]

[Depositor]

[Master Servicer]

Re:	Pooling and Servicing Agreement among

BellaVista Funding Corporation, as Depositor, Countrywide

Home Loans Servicing LP, as Master Servicer,

and The Bank of New York, as Trustee,

Mortgage Pass-Through Certificates, Series 2004-1

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Delay Delivery Mortgage Loan, any Mortgage Loan paid in full or any Mortgage Loan listed on the attached schedule) it has received:

(i) (a) the original Mortgage Note endorsed as provided in the following form: “Pay to the order of             , without recourse” or (b) with respect to any Lost Mortgage Note, a lost note affidavit from the Depositor stating that the original Mortgage Note was lost or destroyed; and

(ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico.

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability

F-1

or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

THE BANK OF NEW YORK,
as Trustee

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF DELAY DELIVERY CERTIFICATION

[date]

[Depositor]

[Master Servicer]

Re:	Pooling and Servicing Agreement among

BellaVista Funding Corporation, as Depositor, Countrywide

Home Loans Servicing LP, as Master

Servicer, and The Bank of New York, as Trustee,

Mortgage Pass-Through Certificates, Series 2004-1

Gentlemen:

Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the “Schedule A”), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”). The undersigned hereby certifies that, as to each Delay Delivery Mortgage Loan listed on Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

(i)	the original Mortgage Note, endorsed by the Depositor or the originator of such Mortgage Loan, without recourse in the following form: “Pay to the order of _______________ without recourse”, with all intervening endorsements that show a complete chain of endorsement from the originator to the Depositor, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Depositor, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

(ii)	in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

(iii)	in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to “The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse”, or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

(iv)	the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage Loan)];

(v)	the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

(vi)	the original or duplicate original lender’s title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Depositor, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the “Mortgage Loan Schedule” in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

THE BANK OF NEW YORK,
as Trustee

By:
Name:
Title:

EXHIBIT H

FORM OF FINAL CERTIFICATION OF TRUSTEE

[date]

[Depositor]

[Master Servicer]

Re:	Pooling and Servicing Agreement among

BellaVista Funding Corporation, as Depositor, Countrywide

Home Loans Servicing LP, as Master

Servicer, and The Bank of New York, as Trustee,

Mortgage Pass-Through Certificates, Series 2004-1

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

(i)	the original Mortgage Note, endorsed by the Depositor or the originator of such Mortgage Loan, without recourse in the following form: “Pay to the order of without recourse”, with all intervening endorsements that show a complete chain of endorsement from the originator to the Depositor, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Depositor, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

(ii)	in the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

(iii)	in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to “The Bank of New York, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 2004, without recourse”, or, in the case of each Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

(iv)	the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Mortgage Loan that is a MERS Mortgage Loan)];

(v)	the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

(vi)	the original or duplicate original lender’s title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Depositor, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the “Mortgage Loan Schedule” in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage

File of any of the Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

THE BANK OF NEW YORK,
as Trustee

By :
Name:
Title:

EXHIBIT I

TRANSFER AFFIDAVIT

BellaVista Funding Corporation

Mortgage Pass-Through Certificates

Series 2004-1

STATE OF	)
	)	ss.:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”), relating to the above-referenced Series, by and among BellaVista Funding Corporation, as depositor (the “Depositor”), Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4. The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificates.

8. The Transferee’s taxpayer identification number is                     .

9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

10. The Transferee is aware that the Class A-R Certificates may be “noneconomic residual interests” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

*    *    *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this              day of                     , 20    .

PRINT NAME OF TRANSFEREE

By:
Name:
Title:

[Corporate Seal]
ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named             , known or proved to me to be the same person who executed the foregoing instrument and to be the                      of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this              day of                     , 20    .

NOTARY PUBLIC

My Commission expires the day of , 20

EXHIBIT 1

to EXHIBIT I

Certain Definitions

“Ownership Interest”: As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Permitted Transferee”: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) an “electing partnership” as defined in Code Section 775, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms “United States,” “State” and “International Organization” shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and with the exception of the FHLMC, a majority of its board or directors is not selected by such governmental unit.

“Person”: Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Transfer”: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

EXHIBIT 2

to EXHIBIT I

Section 5.02(c) of the Agreement

(c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

(i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

(iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R

Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

(v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of any Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

EXHIBIT J-1

FORM OF TRANSFEROR CERTIFICATE

(RESIDUAL)

Date

BellaVista Funding Corporation

1299 Ocean Avenue, Suite 240

Santa Monica, California 90401

The Bank of New York

101 Barclay Street – 8W

New York, New York 10286

Attention:        Mortgage-Backed Securities Group

                          Series 2004-1

Re:	BellaVista Funding Corporation Mortgage Pass-Through Certificates,

Series 2004-1, Class

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

Print Name of Transferor

By:
Authorized Officer

J-1-1

EXHIBIT J-2

FORM OF TRANSFEROR CERTIFICATE

(PRIVATE)

Date

BellaVista Funding Corporation
1299 Ocean Avenue, Suite 240
Santa Monica, California 90401

The Bank of New York
101 Barclay Street – 8W
New York, New York 10286

Attention:	Mortgage-Backed Securities Group
Series 2004-1

Re:	BellaVista Funding Corporation Mortgage Pass-Through Certificates,

Series 2004-1, Class

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

Very truly yours,

Print Name of Transferor

By:
Authorized Officer

J-2-1

EXHIBIT K

FORM OF INVESTMENT LETTER (NON-RULE 144A)

Date

BellaVista Funding Corporation
1299 Ocean Avenue, Suite 240
Santa Monica, California 90401

The Bank of New York
101 Barclay Street – 8W
New York, New York 10286

Attention:	Mortgage-Backed Securities Group
Series 2004-1

Re:	BellaVista Funding Corporation Mortgage Pass-Through Certificates,

Series 2004-1, Class

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account

K-1

and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

Print Name of Transferee

By:
Authorized Officer

K-2

EXHIBIT L

FORM OF RULE 144A LETTER

Date

BellaVista Funding Corporation
1299 Ocean Avenue, Suite 240
Santa Monica, California 90401

The Bank of New York
101 Barclay Street – 8W
New York, New York 10286

Attention:	Mortgage-Backed Securities Group
Series 2004-1

Re:	BellaVista Funding Corporation Mortgage Pass-Through Certificates,

Series 2004-1, Class

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Very truly yours,

Print Name of Transferee

By:
Authorized Officer

ANNEX 1 TO EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

•	Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

•	Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

•	Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

•	Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

•	Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

•	State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

•	ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

•	Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

•	Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

•	Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By:
Name:
Title:

Date:

ANNEX 2 TO EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

•	The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

•	The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:
Name:
Title:

IF AN ADVISER:

Print Name of Buyer

Date:

EXHIBIT M

REQUEST FOR RELEASE

(for Trustee)

BellaVista Funding Corporation
Mortgage Pass-Through Certificates
Series 2004-1

Loan Information

Name of Mortgagor:
Servicer Loan No.:

Trustee

Name:
Address:

Trustee Mortgage File No.:

The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) relating to the above-referenced Series among the Trustee, Countrywide Home Loans Servicing LP, as Master Servicer and BellaVista Funding Corporation, as Depositor.

(	)	Mortgage Note dated , 20 , in the original principal sum of $ , made by , payable to, or endorsed to the order of, the Trustee.

(	)	Mortgage recorded on as instrument no. in the County Recorder’s Office of the County of , State of in book/reel/docket of official records at page/image .

(	)	Deed of Trust recorded on as instrument no. in the County Recorder’s Office of the County of , State of in book/reel/docket of official records at page/image .

(	)	Assignment of Mortgage or Deed of Trust to the Trustee, recorded on as instrument no. in the County Recorder’s Office of the County of , State of in book/reel/docket of official records at page/image .

(	)	Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

(	)

(	)

(	)

(	)

The undersigned Master Servicer hereby acknowledges and agrees as follows:

(1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

(2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

(4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer’s possession, custody or control.

COUNTRYWIDE HOME LOANS SERVICING LP

By
Its

Date:                    , 20

EXHIBIT N

REQUEST FOR RELEASE OF DOCUMENTS

To: The Bank of New York	Attn: Mortgage Custody Services

Re:	The Pooling & Servicing Agreement dated [month] 1, 2004, among Countrywide Home Loans Servicing LP, as Master Servicer, BellaVista Funding Corporation and The Bank of New York, as Trustee

Ladies and Gentlemen:

In connection with the administration of the Mortgage Loans held by you as Trustee for BellaVista Funding Corporation, we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:	Pool #:

Mortgagor’s Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

1.	Mortgage Loan paid in full (Countrywide Home Loans, Inc. hereby certifies that all amounts have been received).

2.	Mortgage Loan Liquidated (Countrywide Home Loans, Inc. hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received).

3.	Mortgage Loan in Foreclosure.

4.	Other (explain):

If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

N-1

COUNTRYWIDE HOME LOANS, INC.
4500 Park Granada
Calabasas, California 91302

By:
Name:
Title:
Date:

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:
Name:
Title:
Date:

N-2

EXHIBIT O

APPENDIX E: STANDARD & POOR’S PREDATORY LENDING CATEGORIZATION

Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor’s High Cost Loan category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor’s High-Cost Loan Categorization

State/jurisdiction	Name of Anti-Predatory Lending Law/Effective Date

Arkansas	Arkansas Home Loan Protection Act, Ark. Code Ann. §§ 23-53-101 et seq. Effective July 16, 2003

Cleveland Heights, Ohio	Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq. Effective June 2, 2003

Colorado	Consumer Equity Protection, Colo. Stat. Ann. §§ 5-3.5-101 et seq. Effective for covered loans offered or entered into on or after Jan. 1, 2003. Other provisions of the Act took effect on June 7, 2002

Connecticut	Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen. Stat. §§ 36a-746 et seq. Effective Oct. 1, 2001

District of Columbia	Home Loan Protection Act, D.C. Code §§ 26-1151.01 et seq. Effective for loans closed on or after Jan. 28, 2003

Florida	Fair Lending Act, Fla. Stat. Ann. §§ 494.0078 et seq. Effective Oct. 2, 2002

Georgia (Oct. 1, 2002 – March 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective Oct. 1, 2002–March 6, 2003

Georgia as amended (March 7, 2003 – current)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective for loans closed on or after March 7, 2003

HOEPA Section 32	Home Ownership and Equity Protection Act of 1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and 226.34. Effective Oct. 1, 1995, amendments Oct. 1, 2002

Illinois	High Risk Home Loan Act, Ill. Comp. Stat. tit. 815, §§ 137/5 et seq. Effective Jan. 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)

Kansas	Consumer Credit Code, Kan. Stat. Ann. §§ 16a-1-101 et seq. Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999; Section 16a-3-308a became effective July 1, 1999

Kentucky	2003 KY H.B. 287 – High Cost Home Loan Act, Ky. Rev. Stat. §§ 360.100 et seq. Effective June 24, 2003

Standard & Poor’s High-Cost Loan Categorization

State/jurisdiction	Name of Anti-Predatory Lending Law/Effective Date

Maine	Truth in Lending, Me. Rev. Stat. tit. 9-A, §§ 8-101 et seq. Effective Sept. 29, 1995, and as amended from time to time

Massachusetts	Part 40 and Part 32, 209 C.M.R. §§ 32.00 et seq. and 209 C.M.R. §§ 40.01 et seq. Effective March 22, 2001, and amended from time to time

Nevada	Assembly Bill No. 284, Nev. Rev. Stat. §§ 598D.010 et seq. Effective Oct. 1, 2003

New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after Nov. 27, 2003

New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of Jan. 1, 2004; Revised as of Feb. 26, 2004

New York	N.Y. Banking Law Article 6-l. Effective for applications made on or after April 1, 2003

North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)

Ohio	H.B. 386 (codified in various sections of the Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et seq. Effective May 24, 2002

Oklahoma	Consumer Credit Code (codified in various sections of Title 14A). Effective July 1, 2000; amended effective Jan. 1, 2004

South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after Jan. 1, 2004

West Virginia	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W. Va. Code Ann. §§ 31-17-1 et seq. Effective June 5, 2002

Standard & Poor’s Covered Loan Categorization

State/jurisdiction	Name of Anti-Predatory Lending Law/Effective Date

Georgia (Oct. 1, 2002 – March 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective Oct. 1, 2002-March 6, 2003

New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective Nov. 27, 2003-July 5, 2004

Standard & Poor’s Home Loan Categorization
State/ jurisdiction	Name of Anti-Predatory Lending Law/Effective Date	Category under applicable anti-predatory lending law
Georgia (Oct. 1, 2002- March 6, 2003)	Georgia Fair Lending Act, Ga. Code Ann. §§ 7-6A-1 et seq. Effective Oct. 1, 2002–March 6, 2003	Home Loan

New Jersey	New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat. §§ 46:10B-22 et seq. Effective for loans closed on or after Nov. 27, 2003	Home Loan

New Mexico	Home Loan Protection Act, N.M. Rev. Stat. §§ 58-21A-1 et seq. Effective as of Jan. 1, 2004; revised as of Feb. 26, 2004	Home Loan

North Carolina	Restrictions and Limitations on High Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et seq. Effective July 1, 2000; amended Oct. 1, 2003 (adding open-end lines of credit)	Consumer Home Loan

South Carolina	South Carolina High Cost and Consumer Home Loans Act, S.C. Code Ann. §§ 37-23-10 et seq. Effective for loans taken on or after Jan. 1, 2004	Consumer Home Loan

Appendix 1

CALCULATION OF REMIC II-B Y PRINCIPAL REDUCTION AMOUNTS

REMIC II-B Y Principal Reduction Amounts: For any Distribution Date the amounts by which the Uncertificated Principal Balances of the REMIC II-B Regular Interests Y-1, Y-2, Y-3, Y-4 and Y-5, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First, for each of Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6, determine its Weighted Average Adjusted Net Mortgage Rate for distributions of interest that will be made on the next succeeding Distribution Date (the “Group Interest Rate”). The Principal Reduction Amount for each of the REMIC II-B Y Certificates will be determined pursuant to the “Generic solution for the REMIC II-B Y Principal Reduction Amounts” set forth below (the “Generic Solution”) by making identifications among the actual Groups and their related REMIC II-B Y and Z Regular Interests and the Weighted Average Adjusted Net Mortgage Rates and the Groups named in the Generic Solution and their related REMIC II-B Y and Z Regular Interests as follows:

A. Determine which Group has the lowest Group Interest Rate. That Group will be identified with Group AA and the REMIC II-B Y and Z Regular Interests related to that Group will be respectively identified with the REMIC II-B YAA and ZAA Regular Interests. The Group Interest Rate for that Group will be identified with J%. If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E of this definition.

B. Determine which Group has the second lowest Group Interest Rate. That Group will be identified with Group BB and the REMIC II-B Y and Z Regular Interests related to that Group will be respectively identified with the REMIC II-B YBB and ZBB Regular Interests. The Group Interest Rate for that Group will be identified with K%. If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E of this definition.

C. Determine which Group has the third lowest Group Interest Rate. That Group will be identified with Group CC and the REMIC II-B Y and Z Regular Interests related to that Group will be respectively identified with the REMIC II-B YCC and ZCC Regular Interests. The Group Interest Rate for that Group will be identified with L%. If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E of this definition.

D. Determine which Group has the fourth lowest Group Interest Rate. That Group will be identified with Group DD and the REMIC II-B Y and REMIC II-B Z Regular Interests related

Appl-1

to that Group will be respectively identified with the REMIC II-B YDD and REMIC II-B ZDD Regular Interests. The Group Interest Rate for that Group will be identified with M%. If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E of this definition.

E. Determine which Group has the fifth lowest Group Interest Rate. That Group will be identified with Group EE and the REMIC II-B Y and Z Regular Interests related to that Group will be respectively identified with the REMIC II-B YEE and ZEE Regular Interests. The Group Interest Rate for that Group will be identified with N%. If two or more Groups have the fifth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through E of this definition.

Second, apply the Generic Solution set forth below to determine the REMIC II-B Y Principal Reduction Amounts for the Distribution Date using the identifications made above.

Generic Solution for the REMIC II-B Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC II-B YAA, YBB, YCC, YDD and YEE Regular Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% = the Weighted Average Adjusted Net Mortgage Rate for Group AA for interest to be distributed on the next succeeding Distribution Date.

K% = the Weighted Average Adjusted Net Mortgage Rate for Group BB for interest to be distributed on the next succeeding Distribution Date.

L% = the Weighted Average Adjusted Net Mortgage Rate for Group CC for interest to be distributed on the next succeeding Distribution Date.

M% = the Weighted Average Adjusted Net Mortgage Rate for Group DD for interest to be distributed on the next succeeding Distribution Date.

N% = the Weighted Average Adjusted Net Mortgage Rate for Group EE for interest to be distributed on the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that J%≤K%≤L%≤M%≤N%.

PJB =	the Group AA Subordinated Portion after the allocation of Realized Losses and distributions of principal on such Distribution Date.

App1-2

PKB =	the Group BB Subordinated Portion after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB =	the Group CC Subordinates Portion after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =	the Group DD Subordinated Portion after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PNB =	the Group EE Subordinated Portion after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =	the Class CB Pass-Through Rate
=	(J%PJB + K%PKB + L%PLB + M%PMB + N%PNB)/(PJB + PKB + PLB + PMB + PNB)

R11 =	the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group AA, Group BB, Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date

= {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/

(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R12 =	the Group EE Pass-Through Rate
=	N%

R21 =	the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group AA, Group BB and Group CC after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
=	{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) }/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 =	the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group DD and Group EE
=	{ M% (Pm - ΔPm) + N% (Pn - ΔPn) }/( Pm - ΔPm + Pn - ΔPn )

R31 =	the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group AA and Group BB after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
=	{(J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk)

R32 =	the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group CC, Group DD and Group EE after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
=	{ L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/( Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

App1-3

R41 =	the Weighted Average Adjusted Net Mortgage Rate for Group AA after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
=	J%

R42 =	the weighted average of the Weighted Average Adjusted Net Mortgage Rates for Group BB, Group CC, Group DD and Group EE after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
= {K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/
( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn )

r11 =	the weighted average of the REMIC II-B YAA, YBB, YCC and YDD Pass-Through Rates
=	(J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12 =	the REMIC II-B YEE Pass-Through Rate
=	N%

r21 =	the weighted average of the REMIC II-B YAA, YBB and YCC Pass-Through Rates
=	(J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 =	the weighted average of the REMIC II-B YDD and YEE Pass-Through Rates
=	( M% Ym + N% Yn )/( Ym + Yn )

r31 =	the weighted average of the REMIC II-B YAA and YBB Pass-Through Rates
=	(J% Yj + K% Yk )/(Yj + Yk )

r32 =	the weighted average of the REMIC II-B YCC, YDD and YEE Pass-Through Rates
=	( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41 =	the REMIC II-B YAA Pass-Through Rate
=	J%

r42 =	the weighted average of the REMIC II-B YBB, YCC, YDD and YEE Pass-Through Rates
=	(K% Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

Yj =	the Uncertificated Principal Balance of the REMIC II-B YAA Regular Interest after distributions on the prior Distribution Date.

Yk =	the Uncertificated Principal Balance of the REMIC II-B YBB Regular Interest after distributions on the prior Distribution Date.

Yl =	the Uncertificated Principal Balance of the REMIC II-B YCC Regular Interest after distributions on the prior Distribution Date.

App1-4

Ym =	the Uncertificated Principal Balance of the REMIC II-B YDD Regular Interest after distributions on the prior Distribution Date.

Yn =	the Uncertificated Principal Balance of the REMIC II-B YEE Regular Interest after distributions on the prior Distribution Date.

ΔYj =	the REMIC II-B YAA Principal Reduction Amount.

ΔYk =	the REMIC II-B YBB Principal Reduction Amount.

ΔYl =	the REMIC II-B YCC Principal Reduction Amount.

ΔYm =	the REMIC II-B YDD Principal Reduction Amount.

ΔYn =	the REMIC II-B YEE Principal Reduction Amount.

Zj =	the Uncertificated Principal Balance of the ZAA Regular Interest after distributions on the prior Distribution Date.

Zk =	the Uncertificated Principal Balance of the ZBB Regular Interest after distributions on the prior Distribution Date.

Zl =	the Uncertificated Principal Balance of the ZCC Regular Interest after distributions on the prior Distribution Date.

Zm =	the Uncertificated Principal Balance of the ZDD Regular Interest after distributions on the prior Distribution Date.

Zn =	the Uncertificated Principal Balance of the ZEE Regular Interest after distributions on the prior Distribution Date.

ΔZj =	the REMIC II-B ZAA Principal Reduction Amount.

ΔZk =	the REMIC II-B ZBB Principal Reduction Amount.

ΔZl =	the REMIC II-B ZCC Principal Reduction Amount.

ΔZm =	the REMIC II-B ZDD Principal Reduction Amount.

ΔZn =	the REMIC II-B ZEE Principal Reduction Amount.

Pj =	the aggregate Uncertificated Principal Balance of the REMIC II-B YAA and ZAA Regular Interests after distributions on the prior Distribution Date.
=	Yj + Zj

App1-5

Pk =	the aggregate Uncertificated Principal Balance of the REMIC II-B YBB and ZBB Regular Interests after distributions on the prior Distribution Date.
=	Yk + Zk

Pl =	the aggregate Uncertificated Principal Balance of the REMIC II-B YCC and ZCC Regular Interests after distributions on the prior Distribution Date.
=	Yl + Zl =

Pm =	the aggregate Uncertificated Principal Balance of the REMIC II-B YAA and ZAA Regular Interests after distributions on the prior Distribution Date.
=	Ym + Zm

Pn =	the aggregate Uncertificated Principal Balance of the REMIC II-B YAA and ZAA Regular Interests after distributions on the prior Distribution Date.
=	Yn + Zn

ΔPj =	the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group AA from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class A-R Certificate in respect of Component I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group AA
=	the aggregate of the REMIC II-B YAA and REMIC II-B ZAA Principal Reduction Amounts.
=	ΔYj + ΔZj

ΔPk =	the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group BB from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class A-R Certificate in respect of Component I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group BB
=	the aggregate of the REMIC II-B YBB and REMIC II-B ZBB Principal Reduction Amounts.
=	ΔYk + ΔZk

ΔPl=	the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group CC from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class A-R Certificate in respect of Component I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group CC
=	the aggregate of the REMIC II-B YCC and REMIC II-B ZCC Principal Reduction Amounts.
=	ΔYl + ΔZl

ΔPm =	the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group DD from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class A-R Certificate in

App1-6

respect of Component I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group DD
=	the aggregate of the REMIC II-B YDD and REMIC II-B ZDD Principal Reduction Amounts.
=	ΔYm + ΔZm

ΔPn=	the aggregate amount of principal reduction occurring with respect Mortgage Loans in Loan Group EE from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class A-R Certificate in respect of Component I thereof or to any class of principal only certificates created by ratio stripping Mortgage Loans in Loan Group EE
=	the aggregate of the REMIC II-B YEE and REMIC II-B ZEE Principal Reduction Amounts.
=	ΔYn + ΔZn

a =	.0005

g1=	(R – R11)/(R12 - R). If R≥M%, g1 is a non-negative number unless its denominator is zero, in which event it is undefined.

g2 =	(R – R21)/(R22 - R). If R≥L%, g2 is a non-negative number unless its denominator is zero, in which event it is undefined.

g3 =	(R – R31)/(R32 - R). If R≥K%, g3 is a non-negative number unless its denominator is zero, in which event it is undefined.

g4 =	(R – R41)/(R42 - R). If R<K%, g4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If g1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn = (Yn/Pn)ΔPn.

If g4 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn = Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and ΔYn shall be defined as follows:

I. If R≥M%, make the following additional definitions:

d1Yj = 0, if R11< r11;

(R11- r11)( Yj + Yk + Yl + Ym)Yj/
{(R11 – J%)Yj + (R11 – K%)Yk + (R11 – L%)Yl +
(R11 – M%)Ym }, if R11≥ r11 and R11≥M%;

(R11- r11)( Yj + Yk + Yl + Ym )Yj/

App1-7

{(R11 – J%)Yj + (R11 – K%)Yk + (R11 – L%)Yl },	if R11≥ r11 and
M%>R11≥L%;

(R11- r11)( Yj + Yk + Yl + Ym )Yj/ {(R11 – J%)Yj + (R11 – K%)Yk }, L%>R11≥K%; and	if R11≥r11 and

(R11- r11)( Yj + Yk + Yl + Ym )/(R11 – J%), K%>R11≥J%.	if R11≥r11 and

d1Yk = 0,	if R11< r11 and R11≥K%;
(R11- r11)( Yj + Yk + Yl + Ym)Yk/ { (R11 – K%)Yk + (R11 – L%)Yl + (R11 – M%)Ym }, R11<K%;	if R11< r11 and

(R11- r11)( Yj + Yk + Yl + Ym )Yk/ {(R11 – J%)Yj + (R11 – K%)Yk + (R11 – L%)Yl + (R11 – M%)Ym }, R11≥M%;	if R11≥r11 and

(R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 – J%)Yj + (R11 – K%)Yk + (R11 – L%)Yl }, M%>R11≥L%;	if R11≥ r11 and

(R11- r11)( Yj + Yk + Yl + Ym )Yk/ {(R11 – J%)Yj + (R11 – K%)Yk }, L%>R11≥K%; and	if R11≥ r11 and

0,	if R11≥ r11 and R11<K%.

d1Yl = 0,	if R11< r11 and R11≥L%;

(R11- r11)( Yj + Yk + Yl + Ym)Yl/ { (R11 – L%)Yl + (R11 – M%)Ym }, K%≤R11<L%;	if R11< r11 and

(R11- r11)( Yj + Yk + Yl + Ym)Yl/ { (R11 – K%)Yk + (R11 – L%)Yl + (R11 – M%)Ym }, R11<K%;	if R11< r11 and

(R11- r11)( Yj + Yk + Yl + Ym)Yl/ {(R11 – J%)Yj + (R11 – K%)Yk + (R11 – L%)Yl + (R11 – M%)Ym }, R11≥M%;	if R11≥ r11 and

(R11- r11)( Yj + Yk + Yl + Ym )Yl/

App1-8

{(R11 – J%)Yj + (R11 – K%)Yk + (R11 – L%)Yl }, M%>R11≥L%;	if R11≥ r11 and

0,	if R11≥ r11 and R11<L%.
d1Ym = 0,	if R11< r11 and R11≥M%;
(R11- r11)( Yj + Yk + Yl + Ym)/(R11 – M%),	if R11< r11 and
L%≤R11<M%;
(R11- r11)( Yj + Yk + Yl + Ym)Ym/
{ (R11 – L%)Yl + (R11 – M%)Ym },	if R11< r11 and
K%≤R11<L%;
(R11- r11)( Yj + Yk + Yl + Ym)Ym/
{ (R11 – K%)Yk + (R11 – L%)Yl + (R11 – M%)Ym },	if R11< r11 and
R11<K%;
(R11- r11)( Yj + Yk + Yl + Ym)Ym/
{(R11 – J%)Yj + (R11 – K%)Yk + (R11 – L%)Yl +
(R11 – M%)Ym },	if R11≥ r11 and
R11≥M%;
0,	if R11≥ r11 and R11<M%.

d1Yj, d1Yk, d1Yl and d1Ym are numbers respectively between Yj, Yk, Yl and Ym and 0 such that
{J%(Yj - d1Yj ) + K%( Yk.- d1Yk) + L%( Yl.- d1Yl) + M%( Ym.- d1Ym) }/
(Yj - d1Yj + Yk.- d1Yk + Yl.- d1Yl + Ym.- d1Ym)
= R11.
Y11 = Yj - d1Yj + Yk.- d1Yk + Yl.- d1Yl + Ym.- d1Ym
P11 = Pj + Pk + Pl + Pm.
Z11 = Zj + Zk + Zl + Zm.
ΔY11 = ΔYj - d1Yj + ΔYk.- d1Yk + ΔYl.- d1Yl + ΔYm.- d1Ym .
ΔP11 = ΔPj + ΔPk + ΔPl + ΔPm.
ΔZ11 = ΔZj + ΔZk + ΔZl + ΔZm.

1. If Yn - a(Pn - ΔPn) ≥ 0, Y11- a(P11 - ΔP11) ≥ 0, and g1(P11 - ΔP11) < (Pn - ΔPn), then ΔYn = Yn - ag1(P11 - ΔP11) and ΔY11 = Y11 - a(P11 - ΔP11).

Appl-9

2. If Yn - a(Pn - ΔPn) ≥ 0, Y11 - a(P11 - ΔP11) ≥ 0, and g1(P11 - ΔP11) ≥ (Pn - ΔPn), then

    ΔYn = Yn - a(Pn - ΔPn) and ΔY11 = Y11 - (a/g1)(Pn - ΔPn).

3. If Yn - a(Pn - ΔPn) < 0, Y11 - a(P11 - ΔP11) ≥ 0, and Y11 - a(P11 - ΔP11) ≥ Y11 - (Yn/g1), then

    ΔYn = Yn - ag1(P11 - ΔP11) and ΔY11 = Y11 - a(P11 - ΔP11).

4. If Yn - a(Pn - ΔPn) < 0, Y11 - (Yn/g1) ≥ 0, and Y11 - a(P11 - ΔP11) ≤ Y11 - (Yn/g1), then ΔYn = 0 and

    ΔY11 = Y11 - (Yn/g1).

5. If Y11 - a(P11 - ΔP11) < 0, Y11 - (Yn/g1) < 0, and Yn - a(Pn - ΔPn) ≤ Yn - (g1Y11), then

    ΔYn = Yn - (g1Y11) and ΔY11 = 0.

6. If Y11 - a(P11 - ΔP11) < 0, Yn - a(Pn - ΔPn) ≥ 0, and Yn - a(Pn - ΔPn) ≥ Yn - (g1Y11), then

    ΔYn = Yn - a(Pn - ΔPn) and ΔY11 = Y11 - (a/g1)(Pn - ΔPn).

ΔYj = d1Yj + [(Yj - d1Yj )/Y11 ]Δ Y11

ΔYk = d1Yk + [(Yk - d1Yk )/Y11 ]ΔY11

ΔYl = d1Yl + [(Yl - d1Yl )/Y11 ]Δ Y11

ΔYm = d1Ym + [(Ym - d1Ym )/Y11 ]ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC II-B Y and REMIC II-B Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.	Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to g1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC II-B YAA, YBB, YCC, YDD, YEE, ZAA, ZBB, ZCC, ZDD and ZEE Regular Interests is greater than or equal to zero for such Distribution Date;

2.	Making the REMIC II-B YAA Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YAA and REMIC II-B ZAA Uncertificated Principal Balances, the REMIC II-B YBB Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YBB and REMIC II-B ZBB Uncertificated Principal Balances, the REMIC II-B YCC Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YCC and REMIC II-B ZCC Uncertificated Principal Balances, the REMIC II-B YDD Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YDD and REMIC II-B ZDD Uncertificated Principal Balances and the REMIC II-B YEE Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YEE and REMIC II-B ZEE Uncertificated Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

Appl-10

3.	Making the larger of (a) the fraction whose numerator is (Yn - ΔYn ) and whose denominator is the sum of (Yn - ΔYn) and (Zn - ΔZn) and (b) the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC II-B Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC II-B Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related REMIC II-B Y and REMIC II-B Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC II-B Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of ΔY11 among ΔYj, ΔYk, ΔYl and ΔYm cannot be achieved because one or more of ΔYj, ΔYk, ΔYl and ΔYm, as so defined is greater than the related one of ΔPj, ΔPk, ΔPl and ΔPm, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYm < ΔPm.

II. If L%≤R≤M%, make the following additional definitions:

d2Yj = 0,	if R21< r21;

(R21- r21)( Yj + Yk + Yl )Yj/
{(R21 – J%)Yj + (R21 – K%)Yk },	if R21≥ r21 and
L%>R21≥K%; and

(R21- r21)( Yj + Yk + Yl )/(R21 – J%),	if R21≥ r21 and K%>R21≥J%.

d2Yk = 0,	if R21< r21 and R21≥K%;

(R21- r21)( Yj + Yk + Yl )Yk/
{ (R21 – K%)Yk + (R21 – L%)Yl },	if R21< r21 and
R21<K%;

(R21- r21)( Yj + Yk + Yl )Yk/
{(R21 – J%)Yj + (R21 – K%)Yk },	if R21≥ r21 and
L%>R21≥K%; and

0,	if R21≥ r21 and R21<K%.

App1-11

d2Yl = (R21- r21)( Yj + Yk + Yl )/(R21 – L%),	if R21< r21 and K%≤R21<L%;

(R21- r21)( Yj + Yk + Yl )Yl/{ (R21 – K%)Yk + (R21 – L%)Yl }, R21<K%;	if R21< r21 and

0,	if R21≥ r21.

d2Ym = 0,	if R22< r22;

(R22- r22)( Ym + Yn )/(R22 – M%),	if R22≥ r22 and R22≥M%;

d2Yn = the greater of 0 and ΔPn - Zn,	if R22=N%;

(R22- r22)( Ym + Yn)/(R22 – N%), M%≤R22<N%;	if R22< r22 and

0,	if R22≥ r22 and R22<N%

d2Yj, d2Yk, d2Yl, d2Ym and d2Yn are numbers respectively between Yj, Yk, Yl, Ym and Yn and 0 such that:

{J%(Yj - d2Yj ) + K%( Yk.- d2Yk) + L%( Yl.- d2Yl)}/

            ( Yj - d2Yj + Yk.- d2Yk + Yl.- d2Yl)

= R21;

and

{ M%( Ym.- d2Ym) + N%( Yn.- d2Yn) }/

            (Ym.- d2Ym + Yn.- d2Yn)

= R22.

Y21 = Yj - d2Yj + Yk.- d2Yk + Yl.- d2Yl.

P21 = Pj + Pk + Pl.

Z21 = Zj + Zk + Zl.

ΔY21 =        ΔYj - d2Yj + ΔYk.- d2Yk + ΔYl.- d2Yl.

ΔP21 = ΔPj + ΔPk + ΔPl.

ΔZ21 = ΔZj + ΔZk + ΔZl.

Y22 = Ym.- d2Ym + Yn.- d2Yn.

App1-12

P22= Pm + Pn.

Z22= Zm + Zn.

ΔY22 =        ΔYm.- d2Ym + ΔYn.- d2Yn

ΔP22 = ΔPm + ΔPn.

ΔZ22 = ΔZm + ΔZn.

1.	If Y22 - a(P22 - ΔP22) ≥ 0, Y21- a(P21 - ΔP21) ≥ 0, and g2(P21 - ΔP21) < (P22 - ΔP22), then

ΔY22 = Y22 - ag2(P21 - ΔP21) and ΔY21 = Y21 - a(P21 - ΔP21).

2.	If Y22 - a(P22 - ΔP22) ≥ 0, Y21 - a(P21 - ΔP21) ≥ 0, and g2(P21 - ΔP21) ≥ (P22 - ΔP22), then

ΔY22 = Y22 - a(P22 - ΔP22) and ΔY21 = Y21 - (a/g2)(P22 - ΔP22).

3.	If Y22 - a(P22 - ΔP22) < 0, Y21 - a(P21 - ΔP21) ≥ 0, and Y21 - a(P21 - ΔP21) ≥ Y21 - (Y22/g2),

then ΔY22 = Y22 - ag2(P21 - ΔP21) and ΔY21 = Y21 - a(P21 - ΔP21).

4.	If Y22 - a(P22 - ΔP22) < 0, Y21 - (Y22/g2) ≥ 0, and Y21 - a(P21 - ΔP21) ≤ Y21 - (Y22/g2), then

ΔY22 = 0 and ΔY21 = Y21 - (Y22/g2).

5.	If Y21 - a(P21 - ΔP21) < 0, Y21 - (Y22/g2) < 0, and Y22 - a(P22 - ΔP22) ≤ Y22 - (g2Y21), then

ΔY22 = Y22 - (g2Y21) and ΔY21 = 0.

6.	If Y21 - a(P21 - ΔP21) < 0, Y22 - a(P22 - ΔP22) ≥ 0, and Y22 - a(P22 - ΔP22) ≥ Y22 - (g2Y21), then

ΔY22 = Y22 - a(P22 - ΔP22) and ΔY21 = Y21 - (a/g2)(P22 - ΔP22).

ΔYj = d2Yj + [(Yj - d2Yj )/Y21 ] ΔY21

ΔYk = d2Yk + [(Yk - d2Yk )/Y21 ] ΔY21

ΔYl = d2Yl + [(Yl - d2Yl )/Y21 ] ΔY21

ΔYm = d2Ym + [(Ym - d2Ym )/Y22 ] ΔY22

ΔYn = d2Yn + [(Yn - d2Yn )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC II-B Y and REMIC II-B Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.	Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to g2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the

Appl-13

Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC II-B YAA, YBB, YCC, YDD, YEE, ZAA, ZBB, ZCC, ZDD and ZEE Regular Interests is greater than or equal to zero for such Distribution Date;

2.	Making the REMIC II-B YAA Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YAA and REMIC II-B ZAA Uncertificated Principal Balances, the REMIC II-B YBB Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YBB and REMIC II-B ZBB Uncertificated Principal Balances, the REMIC II-B YCC Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YCC and REMIC II-B ZCC Uncertificated Principal Balances, the REMIC II-B YDD Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YDD and REMIC II-B ZDD Uncertificated Principal Balances and the REMIC II-B YEE Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YEE and REMIC II-B ZEE Uncertificated Principal Balances, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.	Making the larger of (a) the fraction whose numerator is (Y22 - ΔY22) and whose denominator is the sum of (Y22 - ΔY22) and (Z22 - ΔZ22) and (b) the fraction whose numerator is (Y21 - ΔY21) and whose denominator is the sum of (Y21 - ΔY21) and (Z21 - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC II-B Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC II-B Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related REMIC II-B Y and REMIC II-B Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC II-B Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of ΔY21 among ΔYj, ΔYk and ΔYl or ΔY22 among ΔYm and ΔYn cannot be achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

III. If K%≤R≤L%, make the following additional definitions:

d3Yj = 0,	if R31< r31; and

Appl-14

(R31- r31)( Yj + Yk )/(R31 – J%),	if R31≥ r31 and
K%>R31≥J%.

d3Yk = (R31- r31)( Yj + Yk )/(R31 – K%),	if R31< r31 and
R31<K%; and

0,	if R31≥ r31 and R31<K%.

d3Yl = 0,	if R32< r32;

(R32- r32)( Yl + Ym + Yn)Yl/
{ (R32 – L%)Yl + (R32 – M%)Ym },	if R32≥ r32 and
N%>R32≥M%;

(R32- r32)( Yl + Ym + Yn)/(R32 – L%),	if R32≥ r32 and M%>R32≥L%;

d3Ym = 0,	if R32< r32 and R32≥M%;

(R32- r32)( Yl + Ym + Yn)Ym/
{ (R32 – M%)Ym + (R32 – N%)Yn },	if R32< r32 and
L%≤R32<M%;

(R32- r32)( Yl + Ym + Yn)Ym/
{ (R32 – L%)Yl + (R32 – M%)Ym },	if R32≥ r32 and
N%>R32≥M%;

0,	if R32≥ r32 and R32<M%.

d3Yn = 0,	if R32< r32 and R32≥N%;

(R32- r32)( Yl + Ym + Yn)/(R32 – N%),	if R32< r32 and M%≤R32<N%;

(R32- r32)( Yl + Ym + Yn )Yn/
{ (R32 – M%)Ym + (R32 – N%)Yn },	if R32< r32 and
L%≤R32<M%;

0,	if R32≥ r32 and R32<N%.

d3Yj, d3Yk, d3Yl, d3Ym and d3Yn are numbers respectively between Yj, Yk, Yl, Ym, and Yn and 0 such that:

{J%(Yj - d3Yj ) + K%( Yk.- d3Yk) }/

        ( Yj - d3Yj + Yk.- d3Yk)

= R31;

Appl-15

and

{ L%( Yl.- d3Yl) + M%( Ym.- d3Ym) + N%( Yn.- d3Yn ) }/

            (Yl.- d3Yl + Ym.- d3Ym + Yn.- d3Yn )

= R32.

Y31 = Yj - d3Yj + Yk.- d3Yk.

P31 = Pj + Pk.

Z31 = Zj + Zk.

ΔY31 =        ΔYj - d3Yj + ΔYk.- d3Yk.

ΔP31 = ΔPj + ΔPk.

ΔZ31 = ΔZj + ΔZk.

Y32 = Yl.- d3Yl + Ym.- d3Ym + Yn.- d3Yn.

P32 = Pl + Pm + Pn.

Z32 = Zl + Zm + Zn.

ΔY32 =        ΔYl.- d3Yl + ΔYm.- d3Ym + ΔYn.- d3Yn.

ΔP32 = ΔPl + ΔPm + ΔPn.

ΔZ32 = ΔZl + ΔZm + ΔZn.

1.	If Y32 - a(P32 - ΔP32) ≥ 0, Y31- a(P31 - ΔP31) ≥ 0, and g3(P31 - ΔP31) < (P32 - ΔP32), then ΔY32 = Y32 - ag3(P31 - ΔP31) and ΔY31 = Y31 - a(P31 - ΔP31).
2.	If Y32 - a(P32 - ΔP32) ≥ 0, Y31 - a(P31 - ΔP31) ≥ 0, and g3(P31 - ΔP31) ≥ (P32 - ΔP32), then ΔY32 = Y32 - a(P32 - ΔP32) and ΔY31 = Y31 - (a/g3)(P32 - ΔP32).
3.	If Y32 - a(P32 - ΔP32) < 0, Y31 - a(P31 - ΔP31) ≥ 0, and Y31 - a(P31 - ΔP31) ≥ Y31 - (Y32/g3), then ΔY32 = Y32 - ag3(P31 - ΔP31) and ΔY31 = Y31 - a(P31 - ΔP31).
4.	If Y32 - a(P32 - ΔP32) < 0, Y31 - (Y32/g3) ≥ 0, and Y31 - a(P31 - ΔP31) ≤ Y31 - (Y32/g3), then ΔY32 = 0 and ΔY31 = Y31 - (Y32/g3).
5.	If Y31 - a(P31 - ΔP31) < 0, Y31 - (Y32/g3) < 0, and Y32 - a(P32 - ΔP32) ≤ Y32 - (g3Y31), then ΔY32 = Y32 - (g3Y31) and ΔY31 = 0.

Appl-16

6.	If Y31 - a(P31 - ΔP31) < 0, Y32 - a(P32 - ΔP32) ≥ 0, and Y32 - a(P32 - ΔP32) ≥ Y32 - (g3Y31), then ΔY32 = Y32 - a(P32 - ΔP32) and ΔY31 = Y31 - (a/g3)(P32 - ΔP32).

ΔYj	= d3Yj + [(Yj - d3Yj )/Y31 ] ΔY31

ΔYk	= d3Yk + [(Yk - d3Yk )/Y31 ] ΔY31

ΔYl	= d3Yl + [(Yl - d3Yl )/Y32 ] ΔY32

ΔYm	= d3Ym + [(Ym - d3Ym )/Y32 ] ΔY32

ΔYn	= d3Yn + [(Yn - d3Yn )/Y32 ] ΔY32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC II-B Y and REMIC II-B Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.	Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to g3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC II-B YAA, YBB, YCC, YDD, YEE, ZAA, ZBB, ZCC, ZDD and ZEE Regular Interests is greater than or equal to zero for such Distribution Date;

2.	Making the REMIC II-B YAA Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YAA and REMIC II-B ZAA Uncertificated Principal Balances, the REMIC II-B YBB Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YBB and REMIC II-B ZBB Uncertificated Principal Balances, the REMIC II-B YCC Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YCC and REMIC II-B ZCC Uncertificated Principal Balances, the REMIC II-B YDD Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YDD and REMIC II-B ZDD Uncertificated Principal Balances, the REMIC II-B YEE Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YEE and REMIC II-B ZEE Uncertificated Principal Balances, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.	Making the larger of (a) the fraction whose numerator is (Y32 - ΔY32 ) and whose denominator is the sum of (Y32 - ΔY32) and (Z32 - ΔZ32) and (b) the fraction whose numerator is (Y31 - ΔY31) and whose denominator is the sum of (Y31 - ΔY31) and (Z31 - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC II-B Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC II-B Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the

Appl-17

allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related REMIC II-B Y and REMIC II-B Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC II-B Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of ΔY31 among ΔYj and ΔYk or ΔY32 among ΔYl, ΔYm and ΔYn cannot be achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

IV. If R≤K%, make the following additional definitions:

d4Yk = 0,	if R42< r42;

(R42- r42)( Yk + Yl + Ym + Yn )Yk/ { (R42 – K%)Yk + (R42 – L%)Yl + (R42 – M%)Ym }, N%>R42≥M%;	if R42≥ r42 and

(R42- r42)( Yk + Yl + Ym + Yn )Yk/ { (R42 – K%)Yk + (R42 – L%)Yl }, M%>R42≥L%; and	if R42≥ r42 and

(R42- r42)( Yk + Yl + Ym + Yn )/(R42 – K%), L%>R42≥K%.	if R42≥ r42 and

d4Yl = 0,	if R42< r42 and R42≥L%;

(R42- r42)( Yk + Yl + Ym + Yn )Yl/ { (R42 – L%)Yl + (R42 – M%)Ym + (R42 – N%)Yn }, L%>R42≥K%;	if R42< r42 and

(R42- r42)( Yk + Yl + Ym + Yn )Yl/ { (R42 – K%)Yk + (R42 – L%)Yl + (R42 – M%)Ym }, N%>R42≥M%;	if R42≥ r42 and

(R42- r42)( Yk + Yl + Ym + Yn )Yl/ { (R42 – K%)Yk + (R42 – L%)Yl }, M%>R42≥L%;	if R42≥ r42 and

App1-18

0,	if R42≥ r42 and R42<L%.
d4Ym = 0,	if R42< r42 and R42≥M%;

(R42- r42)( Yk + Yl + Ym + Yn )Ym/
{ (R42 – M%)Ym + (R42 – N%)Yn },	if R42< r42 and
L%≤R42<M%;

(R42- r42)( Yk + Yl + Ym + Yn )Ym/
{ (R42 – L%)Yl + (R42 – M%)Ym + (R42 – N%)Yn },	if R42< r42 and
K≤R42<L%;

(R42- r42)( Yk + Yl + Ym + Yn )Ym/
{ (R42 – K%)Yk + (R42 – L%)Yl + (R42 – M%)Ym },	if R42≥r42 and
N%>R42≥M%;

0,	if R42≥ r42 and R42<M%.

d4Yn= 0,	if R42< r42 and R42≥N%;

(R42- r42)( Yk + Yl + Ym + Yn )/ (R42 – N%),	if R42< r42 and
M%≤R42<N%;

(R42- r42)( Yk + Yl + Ym + Yn )Yn/
{ (R42 – M%)Ym + (R42 – N%)Yn },	if R42< r42 and
L%≤R42<M%;

(R42- r42)( Yk + Yl + Ym + Yn )Yn/
{ (R42 – L%)Yl + (R42 – M%)Ym + (R42 – N%)Yn },	if R42< r42 and
K%≤R42<L%;

0,	if R42≥ r42 and R42<N%.

d4Yk,	d4Yl, d4Ym and d4Yn are numbers respectively between Yk, Yl, Ym and Yn and 0 such that

{ K%( Yk.- d4Yk) + L%( Yl.- d4Yl) + M%( Ym.- d4Ym) + N%( Yn.- d4Yn) }/

( Yk.- d4Yk + Yl.- d4Yl + Ym.- d4Ym + Yn.- d4Yn )

= R42.

Y42 =  Yk.- d4Yk + Yl.- d4Yl + Ym.- d4Ym + Yn.- d4Yn .

P42 =  Pk + Pl + Pm + Pn.

Z42 =  Zk + Zl + Zm + Zn.

Appl-19

ΔY42	= ΔYk.- d4Yk + ΔYl.- d4Yl + ΔYm.- d4Ym + ΔYn.- d4Yn .

ΔP42	= ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ42	= ΔZk + ΔZl + ΔZm + ΔZn.

1.	If Y42 - a(P42 - ΔP42) ≥ 0, Yj- a(Pj - ΔPj) ≥ 0, and g4(Pj - ΔPj) < (P42 - ΔP42), then ΔY42 = Y42 - ag4(Pj - ΔPj) and ΔYj = Yj - a(Pj - ΔPj).

2.	If Y42 - a(P42 - ΔP42) ≥ 0, Yj - a(Pj - ΔPj) ≥ 0, and g4(Pj - ΔPj) ≥ (P42 - ΔP42), then ΔY42 = Y42 - a(P42 - ΔP42) and ΔYj = Yj - (a/g4)(P42 - ΔP42).

3.	If Y42 - a(P42 - ΔP42) < 0, Yj - a(Pj - ΔPj) ≥ 0, and Yj - a(Pj - ΔPj) ≥ Yj - (Y42/g4), then ΔY42 = Y42 - ag4(Pj - ΔPj) and ΔYj = Yj - a(Pj - ΔPj).

4.	If Y42 - a(P42 - ΔP42) < 0, Yj - (Y42/g4) ≥ 0, and Yj - a(Pj - ΔPj) ≤ Yj - (Y42/g4), then ΔY42 = 0 and ΔYj = Yj - (Y42/g4).

5.	If Yj - a(Pj - ΔPj) < 0, Yj - (Y42/g4) < 0, and Y42 - a(P42 - ΔP42) ≤ Y42 - (g4Yj), then ΔY42 = Y42 - (g4Yj) and ΔYj = 0.

6.	If Yj - a(Pj - ΔPj) < 0, Y42 - a(P42 - ΔP42) ≥ 0, and Y42 - a(P42 - ΔP42) ≥ Y42 - (g4Yj), then ΔY42 = Y42 - a(P42 - ΔP42) and ΔYj = Yj - (a/g4)(P42 - ΔP42).

ΔYk = d4Yk + [(Yk - d4Yk )/Y42 ] ΔY42

ΔYl = d4Yl + [(Yl - d4Yl )/Y42 ] ΔY42

ΔYm = d4Ym + [(Ym - d4Ym )/Y42 ] ΔY42

ΔYn = d4Yn + [(Yn - d4Yn )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC II-B Y and REMIC II-B Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.	Making the ratio of (Y42 - ΔY42 ) to (Yj - ΔYj ) equal to g4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC II-B YAA, YBB, YCC, YDD, YEE, ZAA, ZBB, ZCC, ZDD and ZEE Regular Interests is greater than or equal to zero for such Distribution Date;

2.	Making the REMIC II-B YAA Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YAA and REMIC II-B ZAA

App1-20

Uncertificated Principal Balances, the REMIC II-B YBB Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YBB and REMIC II-B ZBB Uncertificated Principal Balances, the REMIC II-B YCC Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YCC and REMIC II-B ZCC Uncertificated Principal Balances, the REMIC II-B YDD Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YDD and REMIC II-B ZDD Uncertificated Principal Balances and the REMIC II-B YEE Uncertificated Principal Balance less than or equal to 0.0005 of the sum of the REMIC II-B YEE and REMIC II-B ZEE Uncertificated Principal Balances, in each case, after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.	Making the larger of (a) the fraction whose numerator is (Y42 - ΔY42 ) and whose denominator is the sum of (Y42 - ΔY42) and (Z42 - ΔZ42) and (b) the fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zj - ΔZj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC II-B Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC II-B Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related REMIC II-B Y and REMIC II-B Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC II-B Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of ΔY42 among ΔYk, ΔYl, ΔYm and ΔYn cannot be achieved because one or more of ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

NOTES:

1. REMIC II-B YAA and ZAA Regular Interests are related to Loan Group AA. The sum of the Uncertificated Principal Balances for the REMIC II-B YAA and ZAA Regular Interests is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group AA. REMIC II-B YBB and ZBB Regular Interests are related to Loan Group BB. The sum of the

App1-21

Uncertificated Principal Balances for the REMIC II-B YBB and REMIC II-B ZBB Regular Interests is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group BB. REMIC II-B YCC and ZCC Regular Interests are related to Loan Group CC. The sum of the Uncertificated Principal Balances for the REMIC II-B YCC and ZCC Regular Interests is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group CC. REMIC II-B YDD and ZDD Regular Interests are related to Loan Group DD. The sum of the Uncertificated Principal Balances for the REMIC II-B YDD and ZDD Regular Interests is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group DD. REMIC II-B YEE and ZEE Regular Interests are related to Loan Group EE. The sum of the Uncertificated Principal Balances for the REMIC II-B YEE and REMIC II-B ZEE Regular Interests is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group EE. The REMIC II-B Y and Z Regular Interests will be principal and interest classes bearing interest at the pass-through rate for the related Loan Group.

2. The Class CB pass-through rate is the weighted average of the pass-through rates on the REMIC II-B YAA, YBB, YCC, YDD and YEE Regular Interests.

App1-22